UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2021

*

This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
April 30, 2021
MFS®  Corporate Bond Fund
MFB-ANN

MFS® Corporate Bond Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand has fueled a surge in economic activity as coronavirus restrictions have been eased. Because of this, inflation pressures are being felt, and markets have pushed up yields on global government bonds, resulting in ripple effects across many financial markets.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, the consequence of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special-purpose acquisition companies (SPACs), and the like, bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
June 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	75.8%
High Yield Corporates	13.5%
Emerging Markets Bonds	3.4%
Municipal Bonds	1.1%
Mortgage-Backed Securities (o)	0.0%
Commercial Mortgage-Backed Securities (o)	0.0%
Asset-Backed Securities (o)	0.0%
U.S. Treasury Securities	(3.3)%
Composition including fixed income credit quality (a)(i)
AAA	0.7%
AA	3.0%
A	19.7%
BBB	56.3%
BB	11.6%
B	2.5%
D (o)	0.0%
U.S. Government	1.1%
Federal Agencies (o)	0.0%
Not Rated	(4.4)%
Cash & Cash Equivalents	5.1%
Other	4.4%
Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	11.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
2

Portfolio Composition - continued
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.
Percentages are based on net assets as of April 30, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended April 30, 2021, Class A shares of the MFS Corporate Bond Fund (fund) provided a total return of 4.94%, at net asset value. This compares with a return of 4.25% for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.
Market Environment
After experiencing an abrupt decline in response to the initial wave of the coronavirus pandemic, markets staged a sharp rally that took global equities to record highs near the end of the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest — recession in the postwar period. However, its recovery remains subject to a number of uncertainties as the rollout of coronavirus vaccines remains highly variable in different countries. Even the distribution of vaccines in developed economies has been sluggish due to supply constraints and concerns over potential side effects. In some jurisdictions, there remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with the users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Factors Affecting Performance
Relative to the Bloomberg Barclays U.S. Credit Bond Index, the fund’s overweight allocation to the “BBB” rated(r) credit quality segment, and its underweight position in both “AAA” and “A” rated bonds, contributed to relative performance. Favorable
4

Management Review - continued
security selection within the consumer cyclical sector also helped in relative terms. Additionally, the fund's positioning along the yield curve(y) and shorter duration(d) stance supported relative returns as interest rates generally rose throughout the reporting period.
Conversely, the combination of the fund's overweight position and security selection in the electric sector, and its underweight positions in both the energy and sovereign sectors, held back relative returns. Bond selection in the capital goods sector also weakened relative performance. The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance.
Respectfully,
Portfolio Manager(s)
Alexander Mackey, Henry Peabody, and Robert Persons
Note to Shareholders: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 4/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 4/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	4.94%	4.78%	4.68%	N/A
B	9/07/93	4.17%	4.00%	3.91%	N/A
C	1/03/94	4.10%	4.00%	3.91%	N/A
I	1/02/97	5.14%	5.02%	4.92%	N/A
R1	4/01/05	4.10%	4.00%	3.91%	N/A
R2	10/31/03	4.68%	4.52%	4.42%	N/A
R3	4/01/05	4.94%	4.78%	4.68%	N/A
R4	4/01/05	5.13%	5.04%	4.94%	N/A
R6	6/01/12	5.23%	5.13%	N/A	4.81%
Comparative benchmark(s)

Bloomberg Barclays U.S. Credit Bond Index (f)	4.25%	4.63%	4.77%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.48%	3.87%	4.22%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.17%	3.66%	3.91%	N/A
C With CDSC (1% for 12 months) (v)	3.10%	4.00%	3.91%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays U.S. Credit Bond Index(a) - a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the
7

Performance Summary  - continued
accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
November 1, 2020 through April 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period (p) 11/01/20-4/30/21
A	Actual	0.76%	$1,000.00	$993.76	$3.76
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
B	Actual	1.51%	$1,000.00	$990.64	$7.45
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
C	Actual	1.51%	$1,000.00	$989.97	$7.45
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
I	Actual	0.51%	$1,000.00	$994.98	$2.52
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R1	Actual	1.51%	$1,000.00	$989.98	$7.45
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
R2	Actual	1.01%	$1,000.00	$992.51	$4.99
	Hypothetical (h)	1.01%	$1,000.00	$1,019.79	$5.06
R3	Actual	0.76%	$1,000.00	$993.77	$3.76
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
R4	Actual	0.51%	$1,000.00	$995.01	$2.52
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R6	Actual	0.40%	$1,000.00	$995.49	$1.98
	Hypothetical (h)	0.40%	$1,000.00	$1,022.81	$2.01
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
4/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 94.2%
Aerospace & Defense – 2.5%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$17,185,000	$ 18,355,825
Boeing Co., 5.15%, 5/01/2030	9,602,000	11,167,737
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	11,950,000	12,999,848
Huntington Ingalls Industries, Inc., 4.2%, 5/01/2030	8,584,000	9,651,595
L3Harris Technologies, Inc., 3.85%, 6/15/2023	12,356,000	13,162,183
L3Harris Technologies, Inc., 2.9%, 12/15/2029	13,420,000	13,981,857
Northrop Grumman Corp., 2.93%, 1/15/2025	23,041,000	24,664,271
Raytheon Technologies Corp., 4.125%, 11/16/2028	9,190,000	10,432,757
TransDigm, Inc., 6.25%, 3/15/2026 (n)	20,921,000	22,150,109
TransDigm, Inc., 4.625%, 1/15/2029 (n)	17,645,000	17,389,324
		$153,955,506
Apparel Manufacturers – 0.1%
Tapestry, Inc., 4.125%, 7/15/2027	$6,054,000	$ 6,631,903
Asset-Backed & Securitized – 0.0%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.711% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	$537,202	$ 573,186
JPMorgan Chase Commercial Mortgage Securities Corp., 5.788%, 7/15/2042 (n)	694,029	571,603
Lehman Brothers Commercial Conduit Mortgage Trust, 1.102%, 2/18/2030 (i)	94,879	2
		$1,144,791
Automotive – 2.8%
Daimler Finance North America LLC, 1.45%, 3/02/2026 (n)	$16,672,000	$ 16,722,736
General Motors Co., 6.8%, 10/01/2027	8,000,000	10,058,404
Hyundai Capital America, 3.5%, 11/02/2026 (n)	1,571,000	1,692,094
Hyundai Capital America, 3%, 2/10/2027 (n)	28,430,000	29,806,836
Hyundai Capital America, 1.8%, 1/10/2028 (n)	18,721,000	18,168,297
Hyundai Capital America, 6.375%, 4/08/2030 (n)	8,601,000	10,950,007
Lear Corp., 3.8%, 9/15/2027	36,241,000	39,848,911
Lear Corp., 5.25%, 5/15/2049	6,808,000	8,031,368
Toyota Motor Credit Corp., 3.375%, 4/01/2030	20,667,000	22,717,422
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	14,915,000	16,143,971
		$174,140,046
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – 2.4%
Discovery Communications LLC, 4%, 9/15/2055 (n)	$8,715,000	$ 8,522,151
Discovery, Inc., 4.125%, 5/15/2029	7,075,000	7,805,672
Discovery, Inc., 5.3%, 5/15/2049	9,152,000	10,954,932
Fox Corp., 5.476%, 1/25/2039	13,338,000	16,724,845
Netflix, Inc., 4.875%, 6/15/2030 (n)	18,479,000	21,435,640
Prosus N.V., 3.832%, 2/08/2051 (n)	15,426,000	14,090,542
RELX Capital, Inc., 3%, 5/22/2030	10,495,000	10,975,750
Walt Disney Co., 3.5%, 5/13/2040	33,771,000	36,088,902
Walt Disney Co., 3.6%, 1/13/2051	16,836,000	18,122,070
		$144,720,504
Brokerage & Asset Managers – 1.1%
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	$46,198,000	$ 45,190,421
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	10,946,000	10,111,072
Intercontinental Exchange, Inc., 3%, 9/15/2060	11,809,000	10,590,276
		$65,891,769
Building – 1.5%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$16,362,000	$ 19,354,326
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	7,431,000	8,157,682
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	8,095,000	8,872,202
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	14,186,000	15,717,834
Masco Corp., 4.5%, 5/15/2047	12,265,000	14,319,331
Vulcan Materials Co., 4.5%, 6/15/2047	19,500,000	22,735,680
		$89,157,055
Business Services – 3.6%
Equinix, Inc., 2.625%, 11/18/2024	$17,822,000	$ 18,783,121
Equinix, Inc., 5.375%, 5/15/2027	4,197,000	4,509,593
Equinix, Inc., 3%, 7/15/2050	25,475,000	23,345,797
Fiserv, Inc., 2.25%, 6/01/2027	20,183,000	20,847,271
Fiserv, Inc., 4.4%, 7/01/2049	13,643,000	15,910,087
Global Payments, Inc., 2.9%, 5/15/2030	23,779,000	24,391,247
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	30,417,000	30,334,266
MSCI, Inc., 4%, 11/15/2029 (n)	11,808,000	12,339,360
MSCI, Inc., 3.625%, 9/01/2030 (n)	2,669,000	2,711,517
MSCI, Inc., 3.875%, 2/15/2031 (n)	20,299,000	20,801,806
NXP B.V./NXP Funding LLC, 3.15%, 5/01/2027 (n)	9,345,000	10,015,381
Visa, Inc., 4.15%, 12/14/2035	12,578,000	15,084,914
Visa, Inc., 3.65%, 9/15/2047	9,718,000	10,901,928
Western Union Co., 2.85%, 1/10/2025	10,521,000	11,109,766
		$221,086,054
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – 3.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$8,557,000	$ 8,705,806
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 5/01/2032 (n)	8,551,000	8,636,510
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	11,627,000	15,160,607
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	31,409,000	36,855,169
Comcast Corp., 1.95%, 1/15/2031	8,200,000	7,931,242
Comcast Corp., 4.6%, 10/15/2038	19,500,000	23,712,396
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	11,693,000	12,737,445
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	3,670,000	4,315,659
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	8,869,000	9,584,063
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	19,940,000	20,592,038
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	9,137,000	9,568,242
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	22,359,000	22,359,000
Time Warner Cable, Inc., 4.5%, 9/15/2042	7,034,000	7,611,324
		$187,769,501
Chemicals – 0.7%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)	$16,565,000	$ 16,316,691
LYB International Finance III, LLC, 3.625%, 4/01/2051	12,741,000	12,738,946
Sherwin-Williams Co., 4.5%, 6/01/2047	11,884,000	14,160,514
		$43,216,151
Computer Software – 1.7%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$27,891,000	$ 32,040,046
Microsoft Corp., 3.45%, 8/08/2036	9,522,000	10,615,694
Microsoft Corp., 2.525%, 6/01/2050	15,025,000	13,992,199
Microsoft Corp., 2.921%, 3/17/2052	18,953,000	18,939,457
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,650,884
VeriSign, Inc., 4.75%, 7/15/2027	17,901,000	19,061,701
		$102,299,981
Computer Software - Systems – 0.9%
Apple, Inc., 2.05%, 9/11/2026	$31,675,000	$ 33,091,265
Apple, Inc., 4.5%, 2/23/2036	10,000,000	12,388,512
Apple, Inc., 3.85%, 8/04/2046	8,346,000	9,582,032
		$55,061,809
Conglomerates – 1.2%
Carrier Global Corp., 3.377%, 4/05/2040	$8,439,000	$ 8,514,994
Roper Technologies, Inc., 4.2%, 9/15/2028	12,199,000	13,931,249
Roper Technologies, Inc., 2.95%, 9/15/2029	9,027,000	9,481,522
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
Roper Technologies, Inc., 2%, 6/30/2030	$11,092,000	$ 10,684,502
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	6,283,000	6,852,015
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	5,611,000	5,985,254
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	16,536,000	19,018,527
		$74,468,063
Consumer Products – 0.9%
Kimberly-Clark Corp., 3.1%, 3/26/2030	$4,641,000	$ 5,041,001
Mattel, Inc., 3.75%, 4/01/2029 (n)	31,712,000	32,499,092
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	16,079,000	17,332,605
		$54,872,698
Consumer Services – 2.5%
Amazon.com, Inc., 2.5%, 6/03/2050	$21,768,000	$ 19,564,806
Booking Holdings, Inc., 3.65%, 3/15/2025	6,166,000	6,741,554
Booking Holdings, Inc., 3.6%, 6/01/2026	18,768,000	20,820,038
Booking Holdings, Inc., 3.55%, 3/15/2028	14,807,000	16,183,687
Experian Finance PLC, 2.75%, 3/08/2030 (n)	21,848,000	22,389,780
IHS Markit Ltd., 3.625%, 5/01/2024	5,742,000	6,179,540
IHS Markit Ltd., 4.75%, 2/15/2025 (n)	9,259,000	10,396,931
IHS Markit Ltd., 4%, 3/01/2026 (n)	6,085,000	6,733,113
IHS Markit Ltd., 4.25%, 5/01/2029	8,611,000	9,746,705
MercadoLibre, Inc., 3.125%, 1/14/2031	21,974,000	21,018,131
Service Corp. International, 5.125%, 6/01/2029	13,081,000	14,122,117
		$153,896,402
Containers – 0.6%
Ball Corp., 5.25%, 7/01/2025	$1,942,000	$ 2,196,888
Ball Corp., 4.875%, 3/15/2026	11,631,000	13,026,720
Ball Corp., 2.875%, 8/15/2030	24,838,000	23,985,311
		$39,208,919
Electrical Equipment – 0.6%
Arrow Electronics, Inc., 3.25%, 9/08/2024	$16,437,000	$ 17,608,966
Arrow Electronics, Inc., 3.875%, 1/12/2028	17,987,000	19,856,725
		$37,465,691
Electronics – 2.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$24,352,000	$ 26,679,910
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	11,864,000	12,707,406
Broadcom, Inc., 4.3%, 11/15/2032	26,036,000	28,736,501
Broadcom, Inc., 3.469%, 4/15/2034 (n)	50,649,000	51,207,786
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Electronics – continued
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	$34,545,000	$ 36,116,970
Sensata Technologies, Inc., 3.75%, 2/15/2031 (n)	10,126,000	10,055,523
		$165,504,096
Emerging Market Quasi-Sovereign – 0.4%
Ecopetrol S.A., 5.375%, 6/26/2026	$8,381,000	$ 9,405,158
Ecopetrol S.A., 6.875%, 4/29/2030	12,572,000	15,243,550
		$24,648,708
Emerging Market Sovereign – 0.9%
Republic of Panama, 2.252%, 9/29/2032	$42,716,000	$ 40,783,528
United Mexican States, 2.659%, 5/24/2031	16,125,000	15,507,251
		$56,290,779
Energy - Independent – 0.2%
Hess Corp., 5.8%, 4/01/2047	$8,418,000	$ 10,265,410
Energy - Integrated – 1.3%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$21,571,000	$ 24,526,132
Eni S.p.A., 4.75%, 9/12/2028 (n)	14,052,000	16,249,077
Eni S.p.A., 4.25%, 5/09/2029 (n)	12,206,000	13,682,747
Total Capital International S.A., 3.127%, 5/29/2050	25,158,000	24,130,755
		$78,588,711
Entertainment – 0.3%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$22,622,000	$ 21,485,697
Financial Institutions – 2.0%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$11,687,000	$ 12,808,553
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	3,261,000	3,838,012
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	29,033,000	30,849,156
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	8,919,000	9,984,819
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	8,201,000	8,017,865
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	10,188,000	10,864,270
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	11,590,000	12,398,043
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	13,674,000	13,908,938
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	23,742,000	23,096,009
		$125,765,665
Food & Beverages – 5.1%
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	$16,906,000	$ 18,457,512
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	8,822,000	10,040,861
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	16,480,000	21,307,360
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	15,286,000	17,913,167
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	14,977,000	15,931,784
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Aramark Services, Inc., 5%, 2/01/2028 (n)	$15,117,000	$ 15,816,161
Campbell Soup Co., 2.375%, 4/24/2030	4,704,000	4,671,900
Campbell Soup Co., 3.125%, 4/24/2050	6,884,000	6,430,876
Constellation Brands, Inc., 4.25%, 5/01/2023	27,944,000	29,946,067
Constellation Brands, Inc., 2.875%, 5/01/2030	4,163,000	4,304,315
Constellation Brands, Inc., 3.75%, 5/01/2050	5,973,000	6,305,846
Danone S.A., 2.589%, 11/02/2023 (n)	23,885,000	24,939,935
Diageo Capital PLC, 2.375%, 10/24/2029	21,271,000	21,623,563
Diageo Capital PLC, 2%, 4/29/2030	21,083,000	20,706,116
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	17,787,000	19,652,856
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	13,224,000	14,844,072
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	2,379,000	2,536,164
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	4,914,000	5,243,192
Mondelez International, Inc., 2.625%, 9/04/2050	30,758,000	26,918,487
PepsiCo, Inc., 3.5%, 3/19/2040	10,448,000	11,471,597
SYSCO Corp., 2.4%, 2/15/2030	4,205,000	4,200,371
SYSCO Corp., 4.45%, 3/15/2048	7,564,000	8,680,510
		$311,942,712
Gaming & Lodging – 2.3%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$24,600,000	$ 28,639,653
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	5,895,000	6,699,373
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	4,167,000	4,394,351
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030	17,700,000	18,872,979
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	16,374,000	16,102,519
Marriott International, Inc., 5.75%, 5/01/2025	2,086,000	2,401,285
Marriott International, Inc., 3.75%, 10/01/2025	8,873,000	9,558,927
Marriott International, Inc., 4%, 4/15/2028	33,912,000	36,544,171
Marriott International, Inc., 2.85%, 4/15/2031	9,324,000	9,268,578
Sands China Ltd., 3.8%, 1/08/2026	5,725,000	6,061,744
		$138,543,580
Insurance - Health – 0.5%
UnitedHealth Group, Inc., 4.625%, 7/15/2035	$18,120,000	$ 22,117,089
UnitedHealth Group, Inc., 3.5%, 8/15/2039	6,918,000	7,479,079
		$29,596,168
Insurance - Property & Casualty – 2.2%
Aon Corp., 3.75%, 5/02/2029	$25,796,000	$ 28,692,168
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	18,308,000	17,348,798
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030	19,867,000	22,002,527
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	18,720,000	19,737,272
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	5,333,000	5,595,024
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	7,287,466
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	$13,978,000	$ 17,526,950
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	6,467,000	7,749,246
Willis North America, Inc., 2.95%, 9/15/2029	10,826,000	11,331,079
		$137,270,530
Machinery & Tools – 0.6%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$9,230,000	$ 10,044,250
CNH Industrial Capital LLC, 1.875%, 1/15/2026	7,745,000	7,865,496
CNH Industrial Capital LLC, 3.85%, 11/15/2027	16,974,000	18,817,585
		$36,727,331
Major Banks – 13.3%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)	$23,146,000	$ 22,009,994
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	17,201,000	17,542,995
Bank of America Corp., 3.004%, 12/20/2023	1,782,000	1,852,478
Bank of America Corp., 4.125%, 1/22/2024	14,866,000	16,273,628
Bank of America Corp., 4.45%, 3/03/2026	4,537,000	5,138,749
Bank of America Corp., 3.5%, 4/19/2026	19,080,000	21,051,022
Bank of America Corp., 4.183%, 11/25/2027	25,000,000	27,956,265
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	15,825,000	17,139,601
Bank of America Corp., 3.97% to 3/05/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	7,314,000	8,156,442
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	23,725,000	23,793,706
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	35,373,000	33,232,833
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR + 1.58%) to 4/22/2042	42,029,000	42,881,708
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	12,534,000	13,049,462
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	24,424,000	24,023,162
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR + 0.89162%) to 1/26/2027 (n)	12,447,000	12,223,445
Credit Suisse Group AG, 4.194% to 4/01/2030, FLR (SOFR + 3.73%), to 4/01/2031 (n)	19,521,000	21,585,401
Credit Suisse Group AG, 4.5% to 3/03/2031, FLR (CMT - 1yr. + 3.554%) to 6/09/2070 (n)	12,847,000	12,268,885
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	30,654,000	31,299,033
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR + 1.947%) to 8/18/2031	42,077,000	41,004,925
HSBC Holdings PLC, 5.25%, 3/14/2044	11,033,000	13,677,852
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
JPMorgan Chase & Co., 3.2%, 6/15/2026	$9,000,000	$ 9,774,909
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	35,000,000	38,856,715
JPMorgan Chase & Co., 3.54%, 5/01/2028	18,887,000	20,669,178
JPMorgan Chase & Co., 3.964%, 11/15/2048	12,400,000	13,791,402
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	20,011,000	22,011,715
Morgan Stanley, 3.125%, 1/23/2023	22,096,000	23,132,523
Morgan Stanley, 0.864% to 10/21/2024, FLR (SOFR + 0.745%) to 10/21/2025	8,681,000	8,669,505
Morgan Stanley, 0.985% to 12/10/2025, FLR (SOFR + 0.72%) to 12/10/2026	39,037,000	38,311,548
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	8,224,000	9,483,057
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	54,040,000	55,229,457
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031	41,896,000	45,879,526
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR + 1.485%) to 4/22/2042	12,867,000	13,037,988
Royal Bank of Canada, 2.55%, 7/16/2024	29,154,000	30,870,315
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	29,330,000	27,776,094
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	14,856,000	15,642,349
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	24,966,000	24,872,627
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	9,618,000	9,697,623
		$813,868,117
Medical & Health Technology & Services – 2.9%
Alcon, Inc., 2.6%, 5/27/2030 (n)	$12,908,000	$ 13,015,665
Alcon, Inc., 3.8%, 9/23/2049 (n)	5,170,000	5,463,261
Becton, Dickinson and Co., 3.734%, 12/15/2024	1,460,000	1,598,360
Becton, Dickinson and Co., 4.685%, 12/15/2044	7,796,000	9,361,336
Becton, Dickinson and Co., 4.669%, 6/06/2047	26,561,000	31,719,548
Cigna Corp., 3.2%, 3/15/2040	5,994,000	6,144,438
HCA, Inc., 4.75%, 5/01/2023	7,090,000	7,638,783
HCA, Inc., 5.25%, 6/15/2026	8,407,000	9,757,198
HCA, Inc., 5.875%, 2/01/2029	17,391,000	20,521,380
HCA, Inc., 3.5%, 9/01/2030	4,223,000	4,340,610
HCA, Inc., 5.125%, 6/15/2039	3,223,000	3,908,976
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	19,833,000	20,750,276
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	$7,129,000	$ 7,633,083
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	14,540,000	15,694,759
Thermo Fisher Scientific, Inc., 4.497%, 3/25/2030	20,000,000	23,438,791
		$180,986,464
Medical Equipment – 1.1%
Abbott Laboratories, 4.75%, 11/30/2036	$13,256,000	$ 16,594,198
Boston Scientific Corp., 3.75%, 3/01/2026	10,442,000	11,609,335
Boston Scientific Corp., 2.65%, 6/01/2030	9,471,000	9,597,703
Danaher Corp., 2.6%, 10/01/2050	19,542,000	17,449,836
Teleflex, Inc., 4.625%, 11/15/2027	2,045,000	2,174,817
Teleflex, Inc., 4.25%, 6/01/2028 (n)	7,259,000	7,494,917
		$64,920,806
Metals & Mining – 2.5%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$11,184,000	$ 11,121,253
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	22,275,000	21,958,435
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	13,073,000	13,104,349
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	25,818,000	26,818,448
Freeport-McMoRan Copper & Gold, Inc., 4.625%, 8/01/2030	20,911,000	23,080,516
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	11,974,000	12,754,944
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	8,339,000	8,077,414
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	17,132,000	16,891,175
Novelis Corp., 4.75%, 1/30/2030 (n)	21,900,000	22,776,000
		$156,582,534
Midstream – 3.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$10,673,000	$ 11,353,645
Energy Transfer Operating Co., 5%, 5/15/2050	10,704,000	11,280,487
Enterprise Products Operating LLC, 4.2%, 1/31/2050	22,476,000	24,106,323
Enterprise Products Operating LLC, 3.7%, 1/31/2051	26,285,000	26,247,311
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	37,604,000	37,780,392
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	13,951,000	13,681,390
MPLX LP, 4.5%, 4/15/2038	25,583,000	28,097,362
MPLX LP, 4.7%, 4/15/2048	1,686,000	1,843,944
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/2025	8,441,000	9,361,644
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	13,128,000	13,308,081
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	13,222,000	15,654,388
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	5,405,000	6,213,573
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	13,455,000	14,902,370
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	$5,013,000	$ 5,645,962
		$219,476,872
Mortgage-Backed – 0.0%
Freddie Mac, 3.244%, 8/25/2027	$1,276,000	$ 1,419,750
Municipals – 1.1%
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	$30,815,000	$ 31,089,469
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	29,000,000	37,372,187
		$68,461,656
Natural Gas - Distribution – 1.5%
NiSource Finance Corp., 4.8%, 2/15/2044	$4,239,000	$ 5,102,079
NiSource, Inc., 2.95%, 9/01/2029	27,307,000	28,376,448
NiSource, Inc., 5.65%, 2/01/2045	8,731,000	11,547,388
Sempra Energy, 3.25%, 6/15/2027	42,879,000	46,361,625
		$91,387,540
Natural Gas - Pipeline – 0.3%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$5,122,000	$ 5,711,210
APT Pipelines Ltd., 5%, 3/23/2035 (n)	12,850,000	15,203,599
		$20,914,809
Network & Telecom – 2.1%
AT&T, Inc., 2.75%, 6/01/2031	$21,041,000	$ 21,010,515
AT&T, Inc., 4.5%, 5/15/2035	13,000,000	14,740,094
AT&T, Inc., 3.55%, 9/15/2055 (n)	19,219,000	17,703,139
Verizon Communications, Inc., 2.1%, 3/22/2028	4,562,000	4,603,415
Verizon Communications, Inc., 3.15%, 3/22/2030	8,264,000	8,739,786
Verizon Communications, Inc., 4.812%, 3/15/2039	26,613,000	32,284,076
Verizon Communications, Inc., 3.4%, 3/22/2041	16,692,000	17,099,677
Verizon Communications, Inc., 4.522%, 9/15/2048	8,264,000	9,770,859
		$125,951,561
Oils – 0.9%
Puma International Financing S.A., 5%, 1/24/2026	$17,131,000	$ 17,242,352
Valero Energy Corp., 3.4%, 9/15/2026	20,305,000	21,758,428
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	19,444,271
		$58,445,051
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – 0.3%
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	$6,746,000	$ 7,460,796
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	11,682,000	11,857,230
		$19,318,026
Personal Computers & Peripherals – 0.5%
Equifax, Inc., 2.6%, 12/01/2024	$18,674,000	$ 19,770,619
Equifax, Inc., 3.1%, 5/15/2030	12,869,000	13,518,563
		$33,289,182
Pollution Control – 0.8%
Republic Services, Inc., 2.5%, 8/15/2024	$13,800,000	$ 14,569,412
Republic Services, Inc., 3.95%, 5/15/2028	22,233,000	24,971,362
Republic Services, Inc., 1.45%, 2/15/2031	7,894,000	7,240,957
		$46,781,731
Railroad & Shipping – 0.3%
CSX Corp., 2.4%, 2/15/2030	$18,044,000	$ 18,249,872
Real Estate - Office – 0.7%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$30,669,000	$ 29,659,341
Corporate Office Property LP, 2.75%, 4/15/2031	12,672,000	12,507,371
		$42,166,712
Real Estate - Other – 0.6%
Prologis LP, REIT, 2.25%, 4/15/2030	$14,222,000	$ 14,240,000
Prologis LP, REIT, 1.25%, 10/15/2030	12,857,000	11,844,104
Prologis LP, REIT, 2.125%, 10/15/2050	12,857,000	10,630,916
		$36,715,020
Real Estate - Retail – 1.5%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$3,022,000	$ 3,321,118
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	10,857,000	11,919,765
National Retail Properties, Inc., REIT, 3.5%, 4/15/2051	8,163,000	8,150,349
Spirit Realty, LP, 4.45%, 9/15/2026	8,428,000	9,404,366
Spirit Realty, LP, 3.2%, 2/15/2031	10,444,000	10,713,450
STORE Capital Corp., 4.5%, 3/15/2028	3,380,000	3,767,145
STORE Capital Corp., 4.625%, 3/15/2029	5,070,000	5,725,412
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028	8,424,000	9,112,216
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	28,035,000	29,505,726
		$91,619,547
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Restaurants – 0.8%
Yum! Brands, Inc., 3.625%, 3/15/2031	$30,692,000	$ 30,293,311
Yum! Brands, Inc., 4.625%, 1/31/2032	17,506,000	18,297,271
		$48,590,582
Retailers – 1.7%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$9,114,000	$ 9,357,471
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	22,781,000	23,598,383
Costco Wholesale Corp., 1.6%, 4/20/2030	12,857,000	12,429,838
Home Depot, Inc., 3%, 4/01/2026	7,218,000	7,861,778
Home Depot, Inc., 3.3%, 4/15/2040	26,138,000	27,761,008
Home Depot, Inc., 4.875%, 2/15/2044	8,313,000	10,719,387
Kohl's Corp., 3.375%, 5/01/2031	10,276,000	10,491,309
		$102,219,174
Specialty Stores – 0.3%
Nordstrom, Inc., 4.25%, 8/01/2031 (n)	$8,604,000	$ 8,718,273
TJX Cos., Inc., 3.875%, 4/15/2030	8,351,000	9,399,681
		$18,117,954
Telecommunications - Wireless – 4.0%
American Tower Corp., REIT, 3%, 6/15/2023	$19,876,000	$ 20,876,069
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	13,452,356
American Tower Corp., REIT, 3.6%, 1/15/2028	21,944,000	23,961,558
American Tower Corp., REIT, 3.8%, 8/15/2029	10,621,000	11,689,675
Crown Castle International Corp., 3.15%, 7/15/2023	16,889,000	17,812,624
Crown Castle International Corp., 4.45%, 2/15/2026	15,364,000	17,374,204
Crown Castle International Corp., 4%, 3/01/2027	9,286,000	10,339,852
Crown Castle International Corp., 3.65%, 9/01/2027	8,862,000	9,725,767
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	15,857,000	16,848,062
T-Mobile USA, Inc., 2.625%, 4/15/2026	17,214,000	17,510,081
T-Mobile USA, Inc., 4.75%, 2/01/2028	9,336,000	9,977,850
T-Mobile USA, Inc., 2.05%, 2/15/2028 (n)	22,896,000	22,726,570
T-Mobile USA, Inc., 3%, 2/15/2041 (n)	35,140,000	32,862,401
T-Mobile USA, Inc., 4.5%, 4/15/2050 (n)	17,667,000	19,925,019
		$245,082,088
Telephone Services – 0.7%
AT&T, Inc., 2.55%, 12/01/2033 (n)	$21,405,000	$ 20,402,174
Deutsche Telekom AG, 3.625%, 1/21/2050 (n)	21,146,000	21,800,860
		$42,203,034
22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.3%
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	$9,848,000	$ 10,851,002
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	4,480,000	6,554,787
		$17,405,789
U.S. Treasury Obligations – 1.1%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$7,664,000	$ 9,331,219
U.S. Treasury Bonds, 3%, 2/15/2048	50,009,800	57,274,896
		$66,606,115
Utilities - Electric Power – 6.6%
Berkshire Hathaway Energy Co., 4.5%, 2/01/2045	$5,432,000	$ 6,404,139
Duke Energy Carolinas LLC, 2.45%, 2/01/2030	27,869,000	28,395,852
Duke Energy Corp., 3.75%, 9/01/2046	34,756,000	35,895,754
Duke Energy Progress LLC, 3.45%, 3/15/2029	11,143,000	12,225,700
EDP Finance B.V., 3.625%, 7/15/2024 (n)	10,744,000	11,598,470
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	34,129,000	35,482,659
Enel Finance International N.V., 2.65%, 9/10/2024	18,401,000	19,349,939
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	8,585,000	9,350,947
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	9,461,000	11,311,926
Evergy, Inc., 2.9%, 9/15/2029	30,865,000	31,730,763
Eversource Energy, 2.9%, 10/01/2024	9,093,000	9,679,147
FirstEnergy Corp., 4.4%, 7/15/2027	14,231,000	15,582,945
FirstEnergy Corp., 3.4%, 3/01/2050	29,978,000	27,654,705
Georgia Power Co., 3.7%, 1/30/2050	2,816,000	2,969,442
NextEra Energy Capital Holdings, Inc., 3.15%, 4/01/2024	11,886,000	12,736,710
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	20,319,000	22,544,814
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	12,862,000	13,884,786
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	6,958,000	7,375,480
Pacific Gas & Electric Co., 2.1%, 8/01/2027	13,953,000	13,602,172
PPL Capital Funding, Inc., 5%, 3/15/2044	3,193,000	3,944,367
Southern Co., 2.95%, 7/01/2023	6,880,000	7,199,482
Southern Co., 3.7%, 4/30/2030	31,250,000	34,114,680
Virginia Electric & Power Co., 2.875%, 7/15/2029	11,354,000	11,965,863
WEC Energy Group, Inc., 1.375%, 10/15/2027	17,576,000	17,081,636
		$402,082,378
Total Bonds (Identified Cost, $5,533,298,393)		$ 5,774,478,594
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 5.0%
Money Market Funds – 5.0%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $307,167,790)	307,169,809	$ 307,169,809
Other Assets, Less Liabilities – 0.8%		49,849,181
Net Assets – 100.0%		$ 6,131,497,584

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $307,169,809 and $5,774,478,594, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,572,446,507, representing 25.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 4/30/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	2,765	$365,066,407	June – 2021	$5,822,241
U.S. Treasury Note 2 yr	Long	USD	1,060	234,003,281	June – 2021	2,898
U.S. Treasury Ultra Note 10 yr	Short	USD	2,150	312,925,781	June – 2021	7,146,824
						$12,971,963
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	927	$172,335,094	June – 2021	$(3,675,210)
24

Portfolio of Investments – continued
At April 30, 2021, the fund had liquid securities with an aggregate value of $5,235,422 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
25

Financial Statements
Statement of Assets and Liabilities
At 4/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $5,533,298,393)	$5,774,478,594
Investments in affiliated issuers, at value (identified cost, $307,167,790)	307,169,809
Receivables for
Fund shares sold	13,737,538
Interest	47,716,168
Other assets	13,275
Total assets	$6,143,115,384
Liabilities
Payable to custodian	$132
Payables for
Distributions	781,859
Net daily variation margin on open futures contracts	108,676
Fund shares reacquired	8,802,582
Payable to affiliates
Investment adviser	121,870
Administrative services fee	3,089
Shareholder servicing costs	1,348,636
Distribution and service fees	41,139
Payable for independent Trustees' compensation	2,562
Accrued expenses and other liabilities	407,255
Total liabilities	$11,617,800
Net assets	$6,131,497,584
Net assets consist of
Paid-in capital	$5,818,826,960
Total distributable earnings (loss)	312,670,624
Net assets	$6,131,497,584
Shares of beneficial interest outstanding	406,654,557
26

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,328,936,117	154,362,099	$15.09
Class B	10,838,293	719,776	15.06
Class C	98,956,010	6,579,677	15.04
Class I	1,573,250,261	104,379,706	15.07
Class R1	5,391,211	358,161	15.05
Class R2	28,348,310	1,878,634	15.09
Class R3	162,464,711	10,768,003	15.09
Class R4	73,889,776	4,895,786	15.09
Class R6	1,849,422,895	122,712,715	15.07

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.76 [100 / 95.75 x $15.09]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
27

Financial Statements
Statement of Operations
Year ended 4/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$186,401,204
Other	260,695
Dividends from affiliated issuers	237,468
Foreign taxes withheld	(4,194)
Total investment income	$186,895,173
Expenses
Management fee	$22,233,790
Distribution and service fees	7,711,991
Shareholder servicing costs	4,572,425
Administrative services fee	559,026
Independent Trustees' compensation	54,614
Custodian fee	227,620
Shareholder communications	556,750
Audit and tax fees	78,549
Legal fees	45,744
Miscellaneous	555,557
Total expenses	$36,596,066
Fees paid indirectly	(261)
Reduction of expenses by investment adviser and distributor	(681,481)
Net expenses	$35,914,324
Net investment income (loss)	$150,980,849
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$128,307,423
Affiliated issuers	(11,195)
Futures contracts	(10,628,813)
Net realized gain (loss)	$117,667,415
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(33,900,668)
Affiliated issuers	(4,510)
Futures contracts	12,318,324
Net unrealized gain (loss)	$(21,586,854)
Net realized and unrealized gain (loss)	$96,080,561
Change in net assets from operations	$247,061,410
See Notes to Financial Statements
28

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	4/30/21	4/30/20
Change in net assets
From operations
Net investment income (loss)	$150,980,849	$140,317,384
Net realized gain (loss)	117,667,415	83,364,143
Net unrealized gain (loss)	(21,586,854)	205,073,305
Change in net assets from operations	$247,061,410	$428,754,832
Total distributions to shareholders	$(213,247,208)	$(142,294,173)
Change in net assets from fund share transactions	$1,095,252,049	$544,665,462
Total change in net assets	$1,129,066,251	$831,126,121
Net assets
At beginning of period	5,002,431,333	4,171,305,212
At end of period	$6,131,497,584	$5,002,431,333
See Notes to Financial Statements
29

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.88	$13.93	$13.52	$13.92	$13.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.42	$0.43	$0.41	$0.42(c)
Net realized and unrealized gain (loss)	0.37	0.96	0.41	(0.39)	(0.04)
Total from investment operations	$0.74	$1.38	$0.84	$0.02	$0.38
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.43)	$(0.43)	$(0.42)	$(0.45)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.53)	$(0.43)	$(0.43)	$(0.42)	$(0.45)
Net asset value, end of period (x)	$15.09	$14.88	$13.93	$13.52	$13.92
Total return (%) (r)(s)(t)(x)	4.94	10.00	6.39	0.08	2.73(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.79	0.80	0.81(c)
Expenses after expense reductions (f)	0.75	0.77	0.78	0.79	0.80(c)
Net investment income (loss)	2.42	2.91	3.16	2.95	3.04(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$2,328,936	$1,996,170	$1,654,534	$1,648,508	$1,597,201
See Notes to Financial Statements
30

Financial Highlights – continued
Class B	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.85	$13.90	$13.50	$13.89	$13.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.36	0.95	0.41	(0.39)	(0.05)
Total from investment operations	$0.62	$1.27	$0.73	$(0.08)	$0.27
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$15.06	$14.85	$13.90	$13.50	$13.89
Total return (%) (r)(s)(t)(x)	4.17	9.20	5.53	(0.60)	1.96(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.54	1.54	1.55	1.56(c)
Expenses after expense reductions (f)	1.50	1.53	1.53	1.54	1.55(c)
Net investment income (loss)	1.70	2.18	2.41	2.20	2.30(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$10,838	$21,384	$33,983	$47,698	$61,123
See Notes to Financial Statements
31

Financial Highlights – continued
Class C	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.84	$13.89	$13.48	$13.88	$13.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.35	0.96	0.42	(0.40)	(0.04)
Total from investment operations	$0.61	$1.27	$0.74	$(0.09)	$0.28
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$15.04	$14.84	$13.89	$13.48	$13.88
Total return (%) (r)(s)(t)(x)	4.10	9.21	5.61	(0.67)	2.04(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.54	1.54	1.55	1.56(c)
Expenses after expense reductions (f)	1.50	1.53	1.53	1.54	1.56(c)
Net investment income (loss)	1.68	2.16	2.41	2.20	2.30(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$98,956	$143,988	$143,872	$182,315	$242,889
See Notes to Financial Statements
32

Financial Highlights – continued
Class I	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.87	$13.92	$13.51	$13.91	$13.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.46	$0.46	$0.45	$0.45(c)
Net realized and unrealized gain (loss)	0.36	0.96	0.42	(0.40)	(0.04)
Total from investment operations	$0.77	$1.42	$0.88	$0.05	$0.41
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.47)	$(0.47)	$(0.45)	$(0.48)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.57)	$(0.47)	$(0.47)	$(0.45)	$(0.48)
Net asset value, end of period (x)	$15.07	$14.87	$13.92	$13.51	$13.91
Total return (%) (r)(s)(t)(x)	5.14	10.28	6.66	0.33	2.99(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.54	0.55	0.56(c)
Expenses after expense reductions (f)	0.50	0.52	0.53	0.54	0.56(c)
Net investment income (loss)	2.66	3.15	3.40	3.19	3.25(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$1,573,250	$1,306,407	$1,021,313	$1,781,450	$2,005,193
See Notes to Financial Statements
33

Financial Highlights – continued
Class R1	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.85	$13.90	$13.49	$13.89	$13.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.35	0.96	0.42	(0.40)	(0.04)
Total from investment operations	$0.61	$1.27	$0.74	$(0.09)	$0.28
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.32)	$(0.33)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$15.05	$14.85	$13.90	$13.49	$13.89
Total return (%) (r)(s)(t)(x)	4.10	9.20	5.60	(0.67)	2.04(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.54	1.54	1.55	1.56(c)
Expenses after expense reductions (f)	1.50	1.53	1.53	1.54	1.56(c)
Net investment income (loss)	1.68	2.16	2.41	2.20	2.30(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$5,391	$5,970	$6,187	$6,101	$6,780
See Notes to Financial Statements
34

Financial Highlights – continued
Class R2	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.88	$13.93	$13.53	$13.92	$13.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.39	$0.39	$0.38	$0.39(c)
Net realized and unrealized gain (loss)	0.36	0.95	0.41	(0.39)	(0.05)
Total from investment operations	$0.70	$1.34	$0.80	$(0.01)	$0.34
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.39)	$(0.40)	$(0.38)	$(0.41)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.49)	$(0.39)	$(0.40)	$(0.38)	$(0.41)
Net asset value, end of period (x)	$15.09	$14.88	$13.93	$13.53	$13.92
Total return (%) (r)(s)(t)(x)	4.68	9.73	6.05	(0.09)	2.47(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.04	1.05	1.06(c)
Expenses after expense reductions (f)	1.00	1.03	1.03	1.04	1.05(c)
Net investment income (loss)	2.18	2.67	2.91	2.70	2.79(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$28,348	$31,346	$38,593	$43,827	$49,948
See Notes to Financial Statements
35

Financial Highlights – continued
Class R3	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.88	$13.93	$13.52	$13.92	$13.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.42	$0.43	$0.41	$0.43(c)
Net realized and unrealized gain (loss)	0.37	0.96	0.41	(0.39)	(0.05)
Total from investment operations	$0.74	$1.38	$0.84	$0.02	$0.38
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.43)	$(0.43)	$(0.42)	$(0.45)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.53)	$(0.43)	$(0.43)	$(0.42)	$(0.45)
Net asset value, end of period (x)	$15.09	$14.88	$13.93	$13.52	$13.92
Total return (%) (r)(s)(t)(x)	4.94	10.00	6.39	0.08	2.73(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.79	0.81	0.81(c)
Expenses after expense reductions (f)	0.75	0.78	0.78	0.80	0.80(c)
Net investment income (loss)	2.43	2.91	3.16	2.95	3.04(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$162,465	$165,319	$163,142	$167,404	$61,292
See Notes to Financial Statements
36

Financial Highlights – continued
Class R4	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.89	$13.93	$13.53	$13.93	$13.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.46	$0.46	$0.45	$0.46(c)
Net realized and unrealized gain (loss)	0.36	0.97	0.41	(0.40)	(0.04)
Total from investment operations	$0.77	$1.43	$0.87	$0.05	$0.42
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.47)	$(0.47)	$(0.45)	$(0.48)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.57)	$(0.47)	$(0.47)	$(0.45)	$(0.48)
Net asset value, end of period (x)	$15.09	$14.89	$13.93	$13.53	$13.93
Total return (%) (r)(s)(t)(x)	5.13	10.35	6.57	0.33	3.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.54	0.55	0.56(c)
Expenses after expense reductions (f)	0.50	0.52	0.53	0.54	0.56(c)
Net investment income (loss)	2.67	3.17	3.41	3.19	3.29(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$73,890	$63,775	$75,519	$74,027	$169,661
See Notes to Financial Statements
37

Financial Highlights – continued
Class R6	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$14.87	$13.92	$13.51	$13.91	$13.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.47	$0.47	$0.46	$0.47(c)
Net realized and unrealized gain (loss)	0.36	0.96	0.42	(0.39)	(0.04)
Total from investment operations	$0.78	$1.43	$0.89	$0.07	$0.43
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.48)	$(0.48)	$(0.47)	$(0.50)
From net realized gain	(0.14)	—	—	—	—
Total distributions declared to shareholders	$(0.58)	$(0.48)	$(0.48)	$(0.47)	$(0.50)
Net asset value, end of period (x)	$15.07	$14.87	$13.92	$13.51	$13.91
Total return (%) (r)(s)(t)(x)	5.23	10.38	6.76	0.43	3.09(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.42	0.44	0.44	0.45	0.46(c)
Expenses after expense reductions (f)	0.41	0.43	0.43	0.44	0.45(c)
Net investment income (loss)	2.76	3.25	3.51	3.27	3.39(c)
Portfolio turnover	37	36	38	38	28
Net assets at end of period (000 omitted)	$1,849,423	$1,268,071	$1,034,161	$1,043,950	$58,575

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
38

Notes to Financial Statements
(1) Business and Organization
MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
39

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
40

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of April 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$66,606,115	$—	$66,606,115
Non - U.S. Sovereign Debt	—	80,939,487	—	80,939,487
Municipal Bonds	—	68,461,656	—	68,461,656
U.S. Corporate Bonds	—	4,321,423,547	—	4,321,423,547
Residential Mortgage-Backed Securities	—	1,419,750	—	1,419,750
Commercial Mortgage-Backed Securities	—	571,605	—	571,605
Asset-Backed Securities (including CDOs)	—	573,186	—	573,186
Foreign Bonds	—	1,234,483,248	—	1,234,483,248
Mutual Funds	307,169,809	—	—	307,169,809
Total	$307,169,809	$5,774,478,594	$—	$6,081,648,403
Other Financial Instruments
Futures Contracts – Assets	$12,971,963	$—	$—	$12,971,963
Futures Contracts – Liabilities	(3,675,210)	—	—	(3,675,210)
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the
41

Notes to Financial Statements  - continued
exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$12,971,963	$(3,675,210)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(10,628,813)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$12,318,324
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements.
42

Notes to Financial Statements  - continued
For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
43

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 4/30/21	Year ended 4/30/20
Ordinary income (including any short-term capital gains)	$168,243,271	$142,294,173
Long-term capital gains	45,003,937	—
Total distributions	$213,247,208	$142,294,173
44

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 4/30/21
Cost of investments	$5,854,963,839
Gross appreciation	306,799,786
Gross depreciation	(70,818,469)
Net unrealized appreciation (depreciation)	$ 235,981,317
Undistributed ordinary income	23,137,879
Undistributed long-term capital gain	66,991,550
Other temporary differences	(13,440,122)
Total distributable earnings (loss)	$ 312,670,624
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 4/30/21	Year ended 4/30/20
Class A	$78,125,541	$54,493,969
Class B	393,206	653,854
Class C	3,564,955	3,216,758
Class I	60,865,875	37,011,421
Class R1	154,863	147,830
Class R2	1,039,164	972,399
Class R3	5,722,108	4,962,249
Class R4	2,622,912	2,351,769
Class R6	60,758,584	38,483,924
Total	$213,247,208	$142,294,173
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.1 billion	0.39%
In excess of $1.1 billion and up to $5 billion	0.38%
In excess of $5 billion and up to $10 billion	0.35%
In excess of $10 billion	0.34%
45

Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended April 30, 2021, this management fee reduction amounted to $665,412, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.37% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $165,394 for the year ended April 30, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,635,831
Class B	0.75%	0.25%	1.00%	1.00%	149,578
Class C	0.75%	0.25%	1.00%	1.00%	1,290,326
Class R1	0.75%	0.25%	1.00%	1.00%	58,014
Class R2	0.25%	0.25%	0.50%	0.50%	161,344
Class R3	—	0.25%	0.25%	0.25%	416,898
Total Distribution and Service Fees					$7,711,991
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended April 30, 2021, this rebate amounted to $15,732, $71, $183, $65, and $18 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
46

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2021, were as follows:
Amount
Class A	$63,369
Class B	11,195
Class C	17,548
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended April 30, 2021, the fee was $387,393, which equated to 0.0066% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,185,032.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.0095% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $268 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,089 at April 30, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
47

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended April 30, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$80,332,934	$109,890,758
Non-U.S. Government securities	2,782,204,983	1,967,279,580
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 4/30/21		Year ended 4/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	43,635,190	$676,214,608	38,718,178	$565,408,533
Class B	53,975	834,669	80,249	1,160,198
Class C	1,942,767	29,996,702	2,116,568	30,814,940
Class I	56,393,302	871,029,240	42,528,281	617,067,106
Class R1	122,243	1,873,848	131,587	1,911,136
Class R2	584,800	9,068,152	667,849	9,745,645
Class R3	3,050,546	47,134,025	3,012,382	44,042,540
Class R4	1,537,990	23,740,531	1,321,969	19,388,861
Class R6	51,795,171	800,773,987	27,430,142	400,517,626
	159,115,984	$2,460,665,762	116,007,205	$1,690,056,585
Shares issued to shareholders in reinvestment of distributions
Class A	4,868,319	$75,561,883	3,614,742	$52,919,077
Class B	23,795	369,008	43,036	627,526
Class C	219,493	3,404,089	199,481	2,909,324
Class I	3,298,557	51,159,061	2,128,495	31,141,118
Class R1	9,985	154,844	10,116	147,754
Class R2	66,292	1,030,269	64,122	938,083
Class R3	368,554	5,720,729	339,081	4,961,707
Class R4	163,351	2,535,179	138,059	2,020,959
Class R6	3,816,106	59,121,160	2,566,377	37,541,301
	12,834,452	$199,056,222	9,103,509	$133,206,849
48

Notes to Financial Statements  - continued
	Year ended 4/30/21		Year ended 4/30/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(28,272,184)	$(435,990,316)	(26,968,583)	$(390,571,503)
Class B	(797,744)	(12,276,487)	(1,127,898)	(16,359,922)
Class C	(5,287,949)	(82,127,856)	(2,970,161)	(42,873,246)
Class I	(43,179,168)	(663,776,460)	(30,169,351)	(437,411,596)
Class R1	(176,156)	(2,712,449)	(184,794)	(2,680,016)
Class R2	(878,407)	(13,607,375)	(1,396,009)	(20,262,574)
Class R3	(3,759,359)	(58,152,935)	(3,953,802)	(56,911,619)
Class R4	(1,089,364)	(16,754,215)	(2,595,907)	(37,561,048)
Class R6	(18,193,954)	(279,071,842)	(19,012,314)	(273,966,448)
	(101,634,285)	$(1,564,469,935)	(88,378,819)	$(1,278,597,972)
Net change
Class A	20,231,325	$315,786,175	15,364,337	$227,756,107
Class B	(719,974)	(11,072,810)	(1,004,613)	(14,572,198)
Class C	(3,125,689)	(48,727,065)	(654,112)	(9,148,982)
Class I	16,512,691	258,411,841	14,487,425	210,796,628
Class R1	(43,928)	(683,757)	(43,091)	(621,126)
Class R2	(227,315)	(3,508,954)	(664,038)	(9,578,846)
Class R3	(340,259)	(5,298,181)	(602,339)	(7,907,372)
Class R4	611,977	9,521,495	(1,135,879)	(16,151,228)
Class R6	37,417,323	580,823,305	10,984,205	164,092,479
	70,316,151	$1,095,252,049	36,731,895	$544,665,462
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
49

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2021, the fund’s commitment fee and interest expense were $26,734 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$64,119,369	$1,956,511,374	$1,713,445,229	$(11,195)	$(4,510)	$307,169,809

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$237,468	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
50

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
51

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
52

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of June 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
53

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
54

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
55

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
56

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Alexander Mackey Henry Peabody Robert Persons
57

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
58

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $59,888,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
59

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
60

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
61

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report

April 30, 2021

     MFS® Limited Maturity Fund

MQL-ANN

MFS® Limited Maturity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand has fueled a surge in economic activity as coronavirus restrictions have been eased. Because of this, inflation pressures are being felt, and markets have pushed up yields on global government bonds, resulting in ripple effects across many financial markets.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, the consequence of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special-purpose acquisition companies (SPACs), and the like, bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

June 15, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	49.5%
U.S. Treasury Securities	32.4%
Collateralized Debt Obligations	7.1%
Commercial Mortgage-Backed Securities	6.4%
Asset-Backed Securities	4.1%
Municipal Bonds	2.8%
Emerging Markets Bonds	1.8%
High Yield Corporates	1.0%
Residential Mortgage-Backed Securities	0.9%
Mortgage-Backed Securities	0.8%
Non-U.S. Government Bonds	0.3%

Portfolio facts (i)
Average Duration (d)	1.8
Average Effective Maturity (m)	2.2 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	7.5%
AA	9.1%
A	21.7%
BBB	31.1%
BB	0.9%
B (o)	0.0%
CCC (o)	0.0%
CC (o)	0.0%
D	0.1%
U.S. Government	21.7%
Federal Agencies	0.8%
Not Rated	14.2%
Cash & Cash Equivalents	3.6%
Other	(10.7)%

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of April 30, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2021, Class A shares of the MFS Limited Maturity Fund (fund) provided a total return of 4.59%, at net asset value. This compares with a return of 1.02% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

After experiencing an abrupt decline in response to the initial wave of the coronavirus pandemic, markets staged a sharp rally that took global equities to record highs near the end of the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest – recession in the postwar period. However, its recovery remains subject to a number of uncertainties as the rollout of coronavirus vaccines remains highly variable in different countries. Even the distribution of vaccines in developed economies has been sluggish due to supply constraints and concerns over potential side effects. In some jurisdictions, there remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with the users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s asset allocation decisions, combined with its favorable bond selection, contributed to performance. An out-of-benchmark exposure to commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMO) and asset-backed securities (ABS) aided relative results. The combination of security selection and a

4

Management Review – continued

greater allocation to both the industrials and financial institutions sectors also supported relative performance. Additionally, the fund’s lesser exposure to the treasury sector helped in relative terms. From a quality perspective, bond selection within “BBB” rated (r) bonds, and an out-of-benchmark exposure to “BB” rated securities, further bolstered relative returns.

Conversely, the fund’s underweight allocation to “AAA” rated bonds held back relative performance over the reporting period.

Respectfully,

Portfolio Manager(s)

Philipp Burgener and Alexander Mackey

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	4.59%	2.33%	1.76%	N/A
B	9/07/93	3.82%	1.60%	1.00%	N/A
C	7/01/94	3.71%	1.50%	0.90%	N/A
I	1/02/97	4.75%	2.52%	1.92%	N/A
R1	4/01/05	3.71%	1.50%	0.92%	N/A
R2	10/31/03	4.50%	2.11%	1.53%	N/A
R3	4/01/05	4.48%	2.26%	1.68%	N/A
R4	4/01/05	4.74%	2.55%	1.95%	N/A
R6	9/04/12	4.82%	2.55%	N/A	1.93%
529A	7/31/02	4.68%	2.31%	1.73%	N/A
529B	7/31/02	3.74%	1.53%	0.96%	N/A
529C	7/31/02	3.66%	1.42%	0.86%	N/A

Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		1.02%	1.99%	1.53%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		1.97%	1.81%	1.51%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.18)%	1.22%	1.00%	N/A
C With CDSC (1% for 12 months) (v)		2.71%	1.50%	0.90%	N/A
529A With Initial Sales Charge (2.50%)		2.07%	1.79%	1.47%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(0.26)%	1.15%	0.96%	N/A
529C With CDSC (1% for 12 months) (v)		2.66%	1.42%	0.86%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (a) – a market capitalization-weighted index that measures the performance of the short-term

(1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2020 through April 30, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period (p) 11/01/20-4/30/21
A	Actual	0.58%	$1,000.00	$1,006.65	$2.89
	Hypothetical (h)	0.58%	$1,000.00	$1,021.92	$2.91
B	Actual	1.33%	$1,000.00	$1,002.88	$6.60
	Hypothetical (h)	1.33%	$1,000.00	$1,018.20	$6.66
C	Actual	1.43%	$1,000.00	$1,002.38	$7.10
	Hypothetical (h)	1.43%	$1,000.00	$1,017.70	$7.15
I	Actual	0.43%	$1,000.00	$1,009.06	$2.14
	Hypothetical (h)	0.43%	$1,000.00	$1,022.66	$2.16
R1	Actual	1.43%	$1,000.00	$1,004.03	$7.11
	Hypothetical (h)	1.43%	$1,000.00	$1,017.70	$7.15
R2	Actual	0.83%	$1,000.00	$1,007.04	$4.13
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
R3	Actual	0.68%	$1,000.00	$1,007.80	$3.39
	Hypothetical (h)	0.68%	$1,000.00	$1,021.42	$3.41
R4	Actual	0.43%	$1,000.00	$1,007.40	$2.14
	Hypothetical (h)	0.43%	$1,000.00	$1,022.66	$2.16
R6	Actual	0.36%	$1,000.00	$1,007.75	$1.79
	Hypothetical (h)	0.36%	$1,000.00	$1,023.01	$1.81
529A	Actual	0.62%	$1,000.00	$1,007.76	$3.09
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
529B	Actual	1.37%	$1,000.00	$1,004.01	$6.81
	Hypothetical (h)	1.37%	$1,000.00	$1,018.00	$6.85
529C	Actual	1.47%	$1,000.00	$1,002.13	$7.30
	Hypothetical (h)	1.47%	$1,000.00	$1,017.50	$7.35

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 96.0%
Aerospace & Defense - 1.3%
Boeing Co., 2.3%, 8/01/2021	$9,476,000	$9,518,417
Boeing Co., 1.167%, 2/04/2023	6,459,000	6,485,820
Boeing Co., 1.433%, 2/04/2024	12,919,000	12,959,165
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	6,464,000	7,049,291
Raytheon Technologies Corp., 3.65%, 8/16/2023	362,000	385,930

		$36,398,623
Asset-Backed & Securitized - 18.5%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.786% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$776,747	$779,441
AmeriCredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	2,526,974	2,542,287
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	2,663,000	2,712,116
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 1.265% (LIBOR - 1mo. + 1.15%), 5/15/2037 (n)	7,374,000	7,376,301
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	752,000	751,765
Arbor Realty Trust, Inc., FLR, 1.614% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	1,833,000	1,831,854
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.136% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	9,440,000	9,434,091
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.415% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	2,301,000	2,298,140
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.666% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	1,136,500	1,130,850
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.015% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	940,000	932,989
ARI Fleet Lease Trust, 2020-A, “A3”, 1.8%, 8/15/2028 (n)	1,517,000	1,548,256
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 2.525% (LIBOR -3mo. + 2.35%), 4/25/2026 (n)	4,335,000	4,345,998
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	9,410,000	9,601,100
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 1.788% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	4,282,847	4,262,289
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 2.088% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	1,814,958	1,804,287
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 1.664% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	3,789,315	3,773,946

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.214% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	$1,942,618	$1,938,372
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.115% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	2,990,807	2,990,807
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	4,071,346	4,068,909
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 1.615% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	5,637,249	5,633,878
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.414% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	5,167,826	5,164,728
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.665% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	6,510,236	6,500,094
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.933%, 12/15/2051 (i)(n)	63,792,298	3,101,492
Bayview Commercial Asset Trust, FLR, 0.571% (LIBOR - 1mo. + 0.31%), 8/25/2035 (n)	290,105	278,043
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.711% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	257,233	274,464
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.771%, 2/15/2054 (i)	55,750,874	7,057,743
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.387%, 2/15/2054 (i)	60,750,750	5,830,608
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.274%, 3/15/2054 (i)	38,570,116	3,367,441
BPCRE Holder LLC, 1.664%, 2/15/2037 (n)	5,128,500	5,120,475
BPCRE Holder LLC, 2021-FL1, “C”, 2.014%, 2/15/2037 (n)	1,393,000	1,390,819
BSPRT Issuer Ltd., 2019-FL5, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,000,000	2,977,662
BSPRT Issuer Ltd., 2021-FL6, “C”, FLR, 2.165% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	2,447,500	2,442,931
BSPRT Ltd., 2018-FL4, “A”, FLR, 2.214% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	5,552,000	5,517,356
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	1,998,949	2,030,383
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	2,379,101	2,375,755
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	422,855	421,913
BXMT Ltd., 2020-FL2, “B”, FLR, 1.516% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	5,795,500	5,781,000
BXMT Ltd., 2020-FL2, “A”, FLR, 1.015% (LIBOR - 1mo. + 0.9%), 2/16/2037 (n)	9,075,500	9,064,137
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.42% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	12,062,500	12,069,932
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,207,720	2,278,901

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Caravana Auto Receivables Trust, 2019-1A, “B”, 3.29%, 8/15/2023 (n)	$5,783,092	$5,819,482
C-BASS Mortgage Loan Trust, 2007-CB1, “AF3”, 3.32%, 1/25/2037 (d)(q)	1,864,135	856,599
C-BASS Mortgage Loan Trust, 2007-CB3, “A3”, 3.46%, 3/25/2037 (d)(q)	2,499,764	1,264,285
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.441%, 5/10/2050 (i)	43,472,646	2,324,817
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	1,664,414	1,687,471
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	530,417	540,880
Commercial Mortgage Pass-Through Certificates, 2019-BN24,“XA”, 0.764%, 11/15/2062 (i)	34,999,163	1,698,562
Commercial Mortgage Pass-Through Certificates, 2021-BN31,“XA”, 1.445%, 2/15/2054 (i)	53,497,163	5,558,564
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.894%, 4/15/2054 (i)	49,025,059	2,990,264
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	2,192,000	2,194,080
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	1,037,000	1,034,570
Cutwater Ltd., 2014-1A, “A2R”, FLR, 1.884% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	4,750,000	4,754,014
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.404% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	5,299,896	5,300,145
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	6,388,000	6,431,369
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	2,274,377	2,295,699
Dryden Senior Loan Fund, 2017-49A, “BR”, FLR, 1.79% (LIBOR -3mo. + 1.6%), 7/18/2030 (n)	9,054,010	9,054,988
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023 (n)	267,567	267,925
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 1.816% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	3,478,500	3,470,197
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (n)	123,520	123,698
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	8,645,000	8,787,097
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	1,460,000	1,471,258
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	1,990,000	2,031,141
Flagship CLO, 2014-8A, “BRR”, FLR, 1.583% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	5,558,749	5,568,961

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.46% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	$6,180,293	$6,180,293
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	4,100,000	4,201,405
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	3,153,000	3,224,834
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	1,476,651	1,486,761
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	2,495,000	2,533,745
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	1,830,000	1,863,357
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.234% (LIBOR -1mo. + 1.12%), 6/15/2037 (n)	2,235,757	2,235,756
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.013% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	1,169,844	1,167,128
GS Mortgage Securities Trust, 2010-C1, “A2”, 4.592%, 8/10/2043 (n)	948,163	949,176
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	616,579	616,516
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.031%, 5/10/2050 (i)	39,723,736	2,178,180
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.264%, 8/10/2050 (i)	38,349,419	2,023,461
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.246%, 5/12/2053 (i)	39,216,675	3,418,000
IMPAC CMB Trust, FLR, 0.846% (LIBOR - 1mo. + 0.74%), 11/25/2034	71,300	72,012
IMPAC CMB Trust, FLR, 1.026% (LIBOR - 1mo. + 0.92%), 11/25/2034	75,052	76,563
IMPAC Secured Assets Corp., FLR, 0.456% (LIBOR - 1mo. + 0.35%), 5/25/2036	137,458	137,175
Interstar Millennium Trust, FLR, 0.59% (LIBOR - 3mo. + 0.4%), 3/14/2036	44,521	43,353
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.065% (LIBOR -1mo. + 0.95%), 3/17/2037 (n)	3,498,000	3,500,731
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.965% (LIBOR -1mo. + 0.85%), 12/17/2036 (n)	6,282,915	6,291,739
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.015% (LIBOR -1mo. + 0.9%), 6/17/2037 (n)	11,611,288	11,622,153
JPMorgan Chase Commercial Mortgage Securities Corp., 1.195%, 9/15/2050 (i)	43,924,466	2,119,241
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	3,789,000	3,789,000
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.614% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	5,578,000	5,578,000

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.665% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	$1,859,500	$1,849,037
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.164% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	4,310,885	4,309,540
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.485% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	6,631,200	6,606,366
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.689% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	6,806,093	6,839,960
Madison Park Funding Ltd., 2014-15A, “A2R”, FLR, 1.681% (LIBOR - 3mo. + 1.5%), 1/27/2026 (n)	7,414,000	7,423,749
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 1.389% (LIBOR -3mo. + 1.2%), 1/18/2028 (n)	9,726,000	9,705,293
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 2.634% (LIBOR -3mo. + 2.45%), 10/15/2028	6,297,302	6,296,660
Merrill Lynch Mortgage Investors, Inc., 3.86%, 2/25/2037 (a)(d)	1,735,411	326,077
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.236% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	3,408,045	3,408,045
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.536% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	5,056,000	5,055,998
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.564% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	13,063,500	13,051,210
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.814% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	3,716,500	3,713,018
MF1 Ltd., 2020-FL3, “B”, FLR, 3.865% (LIBOR - 1mo. + 3.75%), 7/15/2035 (z)	923,500	939,650
MF1 Ltd., 2020-FL3, “C”, FLR, 4.614% (LIBOR - 1mo. + 4.5%), 7/15/2035 (z)	1,318,500	1,343,205
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.865% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	10,472,500	10,616,474
MidOcean Credit CLO, 2012-1A, “A2RR”, FLR, 1.484% (LIBOR -3mo. + 1.3%), 1/15/2024 (n)	24,503	24,494
Morgan Stanley Bank of America Merrill Lynch Trust, 2.655%, 2/15/2046	5,146,113	5,229,382
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.548%, 5/15/2050 (i)	37,006,739	2,152,445
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.571%, 6/15/2050 (i)	18,439,989	1,044,111
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 1.026%, 12/15/2051 (i)	53,950,740	2,885,323
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.425%, 4/15/2031 (i)(w)	45,477,215	4,497,910
Nationstar HECM Loan Trust, 2019-1A, “A”, 2.651%, 6/25/2029 (n)	919,202	920,692

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “C”, FLR, 1.056% (LIBOR - 1mo. + 0.95%), 5/25/2024 (n)	$1,471,000	$1,471,212
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “A”, FLR, 1.056% (LIBOR - 1mo. + 0.95%), 7/25/2025 (n)	1,742,000	1,753,613
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “B”, FLR, 1.456% (LIBOR - 1mo. + 1.35%), 7/25/2025 (n)	1,603,000	1,617,508
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “C”, FLR, 2.256% (LIBOR - 1mo. + 2.15%), 7/25/2025 (n)	1,324,000	1,339,973
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 1.788% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	5,023,883	5,023,883
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	3,908,000	4,001,579
OneMain Financial Issuance Trust, 17-1A, “B”, 2.79%, 9/14/2032 (n)	4,500,000	4,509,250
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	7,992,153	8,375,563
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	629,208	631,393
Ownit Mortgage Loan Asset-Backed Certificates, 3.03%, 10/25/2035	1,202,024	859,769
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.532% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	13,000,000	12,930,684
PFP III Ltd., 2021-7, “B”, FLR, 1.516% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	3,004,500	2,989,535
PFP III Ltd., 2021-7, “C”, FLR, 1.766% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	956,000	953,620
PFS Financing Corp., 2019-B, “A”, FLR, 0.664% (LIBOR - 1mo. + 0.55%), 9/15/2023 (n)	7,509,000	7,518,901
Progress Residential Trust, 2021-SFR1, “B”, 1.303%, 4/17/2038 (n)	1,210,000	1,187,434
Progress Residential Trust, 2021-SFR1, “C”, 1.555%, 4/17/2038 (n)	908,000	889,568
Santander Drive Auto Receivables Trust, 2019-2, “B”, 2.79%, 1/16/2024	3,024,220	3,039,848
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	809,351	823,572
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	1,036,893	1,059,401
Shackleton CLO Ltd., 2013-4RA, “B”, FLR, 2.087% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	2,268,542	2,211,236
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.838% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	2,414,922	2,386,056
Shelter Growth CRE, 2019-FL2, “A”, FLR, 1.214% (LIBOR - 1mo. + 1.1%), 5/15/2036 (n)	5,890,677	5,890,677
Starwood Property Trust, Inc., REIT, 1.909%, 4/18/2038 (n)	8,644,500	8,649,891

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Thornburg Mortgage Securities Trust, FLR, 0.786% (LIBOR - 1mo. + 0.68%), 4/25/2043	$90,544	$91,856
TICP CLO Ltd., 2018-3R, “B”, FLR, 1.538% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	2,132,575	2,131,257
TICP CLO Ltd., 2018-3R, “C”, FLR, 1.988% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	3,742,444	3,744,446
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 1.565% (LIBOR -1mo. + 1.45%), 11/15/2037 (n)	6,176,000	6,172,152
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.516% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)	6,062,000	6,062,000
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 1.965% (LIBOR -1mo. + 1.85%), 3/15/2038 (n)	9,093,000	9,092,991
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.151%, 11/15/2050 (i)	30,503,979	1,375,162
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 1.165%, 12/15/2051 (i)	25,791,889	1,558,648
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	1,687,973	1,693,143
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.884% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	2,785,924	2,784,520

		$506,697,178
Automotive - 2.8%
Daimler Finance North America LLC, 0.75%, 3/01/2024 (n)	$5,167,000	$5,151,370
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	3,353,000	3,415,938
General Motors Financial Co., 1.7%, 8/18/2023	7,349,000	7,500,873
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	4,372,000	4,488,793
Hyundai Capital America, 2.85%, 11/01/2022 (n)	4,203,000	4,326,467
Hyundai Capital America, 2.375%, 2/10/2023 (n)	2,145,000	2,202,450
Hyundai Capital America, 5.75%, 4/06/2023 (n)	12,206,000	13,343,632
Hyundai Capital America, 0.8%, 1/08/2024 (n)	863,000	858,449
Hyundai Capital America, 5.875%, 4/07/2025 (n)	8,600,000	9,987,721
Volkswagen Group of America Finance LLC, 4%, 11/12/2021 (n)	3,789,000	3,861,597
Volkswagen Group of America Finance LLC, 2.9%, 5/13/2022 (n)	2,665,000	2,731,906
Volkswagen Group of America Finance LLC, 3.125%, 5/12/2023 (n)	1,111,000	1,166,163
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	4,128,000	4,387,215
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	7,295,000	7,896,096
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	5,071,000	5,058,324

		$76,376,994

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 2.2%
Charles Schwab Corp., 0.75%, 3/18/2024	$6,272,000	$6,313,152
E*TRADE Financial Corp., 2.95%, 8/24/2022	12,941,000	13,339,121
Intercontinental Exchange, Inc., 0.7%, 6/15/2023	6,657,000	6,692,635
NASDAQ, Inc., 0.445%, 12/21/2022	6,300,000	6,302,267
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	9,500,000	9,667,580
National Securities Clearing Corp., 0.4%, 12/07/2023 (n)	5,086,000	5,084,415
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	3,257,000	3,317,934
National Securities Clearing Corp., 0.75%, 12/07/2025 (n)	10,182,000	9,987,797

		$60,704,901
Business Services - 1.2%
Equinix, Inc., 1.25%, 7/15/2025	$4,550,000	$4,544,170
Global Payments, Inc., 1.2%, 3/01/2026	7,207,000	7,129,273
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	7,043,000	7,151,767
Western Union Co., 1.35%, 3/15/2026	13,365,000	13,230,927

		$32,056,137
Cable TV - 0.4%
SES S.A., 3.6%, 4/04/2023 (n)	$10,292,000	$10,808,491

Computer Software - 0.3%
Dell International LLC/EMC Corp., 4%, 7/15/2024 (n)	$4,900,000	$5,335,763
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)	1,522,000	1,784,569
Infor, Inc., 1.45%, 7/15/2023 (n)	1,594,000	1,615,168

		$8,735,500
Computer Software - Systems - 0.1%
Apple, Inc., 1.7%, 9/11/2022	$2,593,000	$2,645,286

Conglomerates - 0.8%
Carrier Global Corp., 2.242%, 2/15/2025	$6,873,000	$7,168,950
Roper Technologies, Inc., 2.8%, 12/15/2021	3,862,000	3,912,760
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	9,068,000	9,889,237

		$20,970,947
Consumer Products - 0.3%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$8,307,000	$8,485,019

Consumer Services - 0.2%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$5,754,000	$6,009,786

Containers - 0.3%
Berry Global, Inc., 0.95%, 2/15/2024 (n)	$7,245,000	$7,226,598

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.5%
Broadcom, Inc., 4.7%, 4/15/2025	$2,207,000	$2,489,509
Broadcom, Inc., 3.15%, 11/15/2025	4,700,000	5,033,973
Microchip Technology, Inc., 3.922%, 6/01/2021	5,910,000	5,925,369

		$13,448,851
Emerging Market Quasi-Sovereign - 0.6%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$5,946,000	$6,215,524
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	2,973,000	3,250,227
Sinopec Group Overseas Development (2018) Ltd. (People’s Republic of China), 1.45%, 1/08/2026 (n)	7,281,000	7,208,045

		$16,673,796
Emerging Market Sovereign - 0.3%
Emirate of Abu Dhabi, 0.75%, 9/02/2023 (n)	$7,805,000	$7,845,071

Energy - Independent - 0.5%
Diamondback Energy, Inc., 0.9%, 3/24/2023	$5,777,000	$5,779,243
Pioneer Natural Resources Co., 0.75%, 1/15/2024	7,652,000	7,654,946

		$13,434,189
Energy - Integrated - 1.1%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$7,498,000	$8,525,193
Eni S.p.A., 4%, 9/12/2023 (n)	9,261,000	9,943,500
Exxon Mobil Corp., 1.571%, 4/15/2023	9,200,000	9,431,027
Husky Energy, Inc., 3.95%, 4/15/2022	2,515,000	2,569,410

		$30,469,130
Financial Institutions - 1.8%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$6,254,000	$6,854,171
AerCap Ireland Capital DAC, 3.15%, 2/15/2024	11,511,000	12,095,631
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	5,664,000	6,666,206
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	782,000	798,329
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	5,703,000	6,038,673
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	3,134,000	3,508,513
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	8,784,000	8,587,846
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	2,797,000	2,982,662
Century Housing Corp., 3.995%, 11/01/2021	2,421,000	2,432,394

		$49,964,425
Food & Beverages - 0.5%
Constellation Brands, Inc., 4.25%, 5/01/2023	$5,791,000	$6,205,900
Mondelez International, Inc., 0.625%, 7/01/2022	8,400,000	8,427,964

		$14,633,864

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Drug Stores - 0.7%
7-Eleven, Inc., 0.625%, 2/10/2023 (n)	$10,326,000	$10,336,654
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	7,744,000	7,732,966

		$18,069,620
Gaming & Lodging - 1.1%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,936,000	$5,422,690
Las Vegas Sands Corp., 3.2%, 8/08/2024	5,950,000	6,240,505
Marriott International, Inc., 2.3%, 1/15/2022	7,903,000	7,978,885
Marriott International, Inc., 5.75%, 5/01/2025	1,105,000	1,272,013
Marriott International, Inc., 3.75%, 10/01/2025	1,655,000	1,782,940
Sands China Ltd., 3.8%, 1/08/2026	6,819,000	7,220,093

		$29,917,126
Industrial - 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$385,000	$394,087
Howard University, Washington D.C., 2.801%, 10/01/2023	424,000	437,128
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	366,000	367,767
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	467,000	481,253
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	578,000	593,077

		$2,273,312
Insurance - 0.6%
AIG Global Funding, 0.8%, 7/07/2023 (n)	$4,511,000	$4,543,585
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	4,044,000	4,064,962
Metropolitan Life Global Funding I, 0.4%, 1/07/2024 (n)	7,624,000	7,596,982

		$16,205,529
Insurance - Property & Casualty - 0.3%
Ambac Assurance Corp., 5.1%, 6/07/2069 (z)	$23,513	$31,919
Ambac LSNI LLC, FLR, 6% (LIBOR - 3mo. + 5%), 2/12/2023 (n)	85,293	85,399
Aon PLC, 2.2%, 11/15/2022	3,374,000	3,464,083
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	4,842,000	4,921,111

		$8,502,512
International Market Quasi-Sovereign - 0.3%
Dexia Credit Local S.A. (Kingdom of Belgium), 1.875%, 9/15/2021 (n)	$7,590,000	$7,635,813

Internet - 0.2%
Baidu, Inc., 3.875%, 9/29/2023	$3,736,000	$3,984,483

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.5%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$6,502,000	$7,075,592
CNH Industrial Capital LLC, 1.875%, 1/15/2026	2,401,000	2,438,355
CNH Industrial N.V., 4.5%, 8/15/2023	4,043,000	4,380,566

		$13,894,513
Major Banks - 15.3%
Bank of America Corp., 2.881%, 4/24/2023	$7,801,000	$7,985,004
Bank of America Corp., 4.2%, 8/26/2024	3,106,000	3,424,062
Bank of America Corp., 1.734% to 7/22/2026, FLR (SOFR + 0.96%) to 7/22/2027	29,750,000	30,026,244
Bank of Montreal, 2.05%, 11/01/2022	4,809,000	4,935,918
Barclays PLC, 4.61% to 2/15/2022, FLR (LIBOR - 3mo. + 1.4%) to 2/15/2023	14,012,000	14,448,614
Barclays PLC, 1.007%, 12/10/2024	2,837,000	2,841,597
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	2,564,000	2,699,971
Credit Agricole S.A., 1.907% to 6/16/2025, FLR (SOFR + 1.676%) to 6/16/2026 (n)	2,080,000	2,119,841
Credit Agricole, “A”, FLR, 1.617% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	3,030,000	3,055,590
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	4,820,000	4,910,126
Credit Suisse Group AG, 4.207% to 6/12/2023, FLR (LIBOR - 3mo. + 1.24%) to 6/12/2024 (n)	2,042,000	2,179,853
Deutsche Bank AG, 1.447% to 4/1/2024, FLR (SOFR + 1.131%), to 4/01/2025	12,138,000	12,183,710
Goldman Sachs Group, Inc., 0.481%, 1/27/2023	9,166,000	9,171,361
Goldman Sachs Group, Inc., 3.5%, 4/01/2025	5,300,000	5,764,090
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR + 0.789%) to 12/09/2026	4,637,000	4,571,026
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	4,311,000	4,413,745
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	3,245,000	3,371,331
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	4,303,000	4,401,905
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR + 1.29%) to 5/24/2027	3,448,000	3,424,036
JPMorgan Chase & Co., 3.25%, 9/23/2022	6,867,000	7,149,634
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	9,760,000	10,014,911
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR (LIBOR - 3mo. + 0.935%) to 4/25/2023	7,272,000	7,443,985
JPMorgan Chase & Co., 3.375%, 5/01/2023	4,455,000	4,710,694

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	$7,253,000	$7,753,115
JPMorgan Chase & Co., 2.005% to 3/13/2025, FLR (SOFR + 1.585%) to 3/13/2026	7,223,000	7,451,203
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR + 0.695%) to 2/04/2027	6,220,000	6,102,451
JPMorgan Chase & Co., 1.578% to 4/22/2026, FLR (SOFR + 0.885%), to 4/22/2027	5,268,000	5,291,126
KeyBank N.A., 3.3%, 2/01/2022	2,685,000	2,745,795
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	4,535,000	4,569,419
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	7,462,000	7,664,708
Mitsubishi UFJ Financial Group, Inc., 0.848% to 9/15/2023, FLR (CMT - 1yr. + 0.68%) to 9/15/2024	10,500,000	10,528,525
Mizuho Financial Group, 0.849% to 9/08/2023, FLR (LIBOR -3mo. + 0.61%) to 9/08/2024	7,800,000	7,821,546
Morgan Stanley, 5.5%, 7/28/2021	7,039,000	7,125,087
Morgan Stanley, 0.56% to 11/10/2022, FLR (SOFR + 0.466%) to 11/10/2023	9,002,000	9,012,305
Morgan Stanley, 0.529% to 1/25/2023, FLR (SOFR + 0.455%) to 1/25/2024	12,221,000	12,213,655
Morgan Stanley, 0.864% to 10/21/2024, FLR (SOFR + 0.745%) to 10/21/2025	8,651,000	8,639,545
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	8,063,000	8,323,605
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	15,826,000	17,257,437
Royal Bank of Canada, 1.6%, 4/17/2023	10,000,000	10,253,721
Royal Bank of Canada, 0.5%, 10/26/2023	16,550,000	16,581,485
Standard Chartered PLC, 1.319% to 10/14/2022, FLR (CMT - 1yr. + 1.17%) to 10/14/2023 (n)	8,168,000	8,227,218
Standard Chartered PLC, 0.991% to 1/12/2024, FLR (CMT - 1yr. + 0.78%) to 1/12/2025 (n)	7,632,000	7,601,269
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	2,614,000	2,622,633
State Street Corp., 2.825% to 3/30/2022, FLR (SOFR + 2.69%) to 3/30/2023	2,834,000	2,898,360
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	1,300,000	1,389,299
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	2,541,000	2,535,575
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	7,574,000	7,632,391
Sumitomo Mitsui Trust Bank Ltd., 0.8%, 9/12/2023 (n)	9,000,000	9,040,198
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	5,661,000	5,675,539
Toronto-Dominion Bank, 0.25%, 1/06/2023	5,082,000	5,078,686
Toronto-Dominion Bank, 0.75%, 1/06/2026	3,557,000	3,499,190
UBS Group AG, 3.491%, 5/23/2023 (n)	12,134,000	12,513,309

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	$2,226,000	$2,240,032
UBS Group Funding (Switzerland) AG, 2.65%, 2/01/2022 (n)	8,927,000	9,084,545
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	4,734,000	4,917,348
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	4,503,000	4,627,755
Wells Fargo & Co., 1.654% to 6/02/2023, FLR (SOFR + 1.6%) to 6/02/2024	13,775,000	14,083,389
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	9,707,000	10,051,137

		$418,299,849
Medical & Health Technology & Services - 0.4%
Becton, Dickinson and Co., 2.894%, 6/06/2022	$2,956,000	$3,031,650
HCA, Inc., 5%, 3/15/2024	7,222,000	8,045,208

		$11,076,858
Metals & Mining - 1.6%
Anglo American Capital PLC, 3.625%, 9/11/2024 (n)	$3,044,000	$3,292,617
Anglo American Capital PLC, 5.375%, 4/01/2025 (n)	9,500,000	10,917,145
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	2,282,000	2,336,085
Glencore Funding LLC, 3%, 10/27/2022 (n)	2,204,000	2,271,619
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	4,410,000	4,773,103
Glencore Funding LLC, 4.625%, 4/29/2024 (n)	3,375,000	3,728,751
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	7,900,000	7,950,704
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	8,268,000	8,218,074

		$43,488,098
Midstream - 1.5%
Energy Transfer Operating Co., 2.9%, 5/15/2025	$2,394,000	$2,512,770
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	4,924,000	5,020,402
MPLX LP, 3.5%, 12/01/2022	8,713,000	9,075,752
MPLX LP, 3.375%, 3/15/2023	1,725,000	1,807,792
Plains All American Pipeline LP, 3.85%, 10/15/2023	3,750,000	3,968,730
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/2025	8,980,000	9,959,431
Western Midstream Operating LP, 4.35%, 2/01/2025	3,357,000	3,548,886
Western Midstream Operating LP, FLR, 2.288% (LIBOR - 3mo. + 0.85%), 1/13/2023	4,795,000	4,747,427

		$40,641,190
Mortgage-Backed - 0.8%
Fannie Mae, 4.5%, 3/01/2023	$81,757	$85,681
Fannie Mae, 5%, 7/01/2023	59,274	62,219
Fannie Mae, 3%, 12/01/2031	1,535,122	1,634,501
Fannie Mae, 2.085%, 2/01/2033	4,632	4,642

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 1.98%, 3/01/2033	$46,006	$45,832
Fannie Mae, 2.5%, 5/01/2033	138,334	139,118
Fannie Mae, 2%, 5/25/2044	2,399,874	2,454,832
Freddie Mac, 1.017%, 4/25/2024	280,794	5,754
Freddie Mac, 1.699%, 4/25/2030	29,138,680	3,522,243
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	10,261,157	10,990,581
Freddie Mac, 2%, 7/15/2042	1,841,855	1,903,938
Ginnie Mae, 2.25%, 7/20/2032	40,484	42,170

		$20,891,511
Municipals - 2.8%
California Earthquake Authority Rev., “B”, 1.227%, 7/01/2021	$1,070,000	$1,071,729
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	3,430,000	3,470,109
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	2,425,000	2,478,893
California Municipal Finance Authority Rev. (Century Housing
Corp.), 1.486%, 11/01/2022	1,090,000	1,101,079
California Municipal Finance Authority Rev. (Century Housing
Corp.), 1.605%, 11/01/2023	1,295,000	1,314,673
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public
Schools), 0.75%, 8/15/2050 (n)	9,785,000	9,782,611
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 2.225%, 1/01/2024	2,890,000	2,995,288
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.128%, 1/01/2023	1,205,000	1,235,131
Long Island, NY, Power Authority, Electric System General Rev., “C”, 0.659%, 3/01/2022	815,000	815,284
Long Island, NY, Power Authority, Electric System General Rev., “C”, 0.764%, 3/01/2023	3,570,000	3,588,071
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 1.904%, 7/01/2023	360,000	367,231
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.156%, 7/01/2024	1,000,000	1,027,405
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.306%, 7/01/2025	790,000	819,179
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	1,005,000	1,048,200
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	4,165,000	4,298,885
New Jersey Economic Development Authority Rev., School Facilities Construction, “HHH”, 3.75%, 9/01/2022 (n)	15,985,000	16,544,673
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	10,353,000	10,227,328
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.384%, 6/15/2022	1,770,000	1,802,779

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - continued
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.551%, 6/15/2023	$1,835,000	$1,895,354
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.631%, 6/15/2024	1,720,000	1,790,767
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	4,925,000	5,001,671
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	2,735,000	2,791,238

		$75,467,578
Natural Gas - Distribution - 0.3%
CenterPoint Energy, Inc., 0.7%, 3/02/2023	$7,769,000	$7,773,715

Network & Telecom - 0.9%
AT&T, Inc., 0.9%, 3/25/2024	$15,796,000	$15,832,810
Verizon Communications, Inc., 0.75%, 3/22/2024	9,716,000	9,753,470

		$25,586,280
Oil Services - 0.0%
Halliburton Co., 3.8%, 11/15/2025	$443,000	$489,207

Oils - 0.8%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$6,948,000	$7,614,983
Valero Energy Corp., 1.2%, 3/15/2024	7,070,000	7,107,225
Valero Energy Corp., 2.85%, 4/15/2025	6,962,000	7,348,525

		$22,070,733
Other Banks & Diversified Financials - 3.4%
American Express Co., 3.7%, 11/05/2021	$4,725,000	$4,795,178
Banque Federative du Credit Mutuel, 0.65%, 2/27/2024 (n)	10,142,000	10,145,025
BBVA USA, 3.5%, 6/11/2021	4,852,000	4,855,030
BBVA USA, 2.875%, 6/29/2022	6,688,000	6,866,734
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	4,237,000	4,459,088
Citigroup, Inc., 4.5%, 1/14/2022	7,500,000	7,720,910
Groupe BPCE S.A., 4%, 9/12/2023 (n)	3,667,000	3,948,152
Groupe BPCE S.A., FLR, 1.424% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	3,667,000	3,737,766
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR + 1.069%) to 1/12/2027 (n)	6,707,000	6,616,051
National Bank of Canada, 2.15%, 10/07/2022 (n)	5,017,000	5,145,268
National Bank of Canada, 0.9% to 8/15/2022, FLR (CMT - 1yr. + 0.77%) to 8/15/2023	1,877,000	1,888,171
National Bank of Canada, 0.55%, 11/15/2024	5,738,000	5,718,785
SunTrust Banks, Inc., 2.7%, 1/27/2022	5,086,000	5,166,652

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
SunTrust Banks, Inc., 2.8%, 5/17/2022	$7,376,000	$7,560,593
Truist Financial Corp., 1.267% to 3/02/2026, FLR (SOFR + 0.609%) to 3/02/2027	7,750,000	7,714,836
UBS AG, 1.75%, 4/21/2022 (n)	7,075,000	7,166,865

		$93,505,104
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.6%, 12/15/2025	$2,681,000	$2,826,847

Pharmaceuticals - 1.4%
AbbVie, Inc., 2.15%, 11/19/2021	$3,374,000	$3,407,177
AbbVie, Inc., 3.45%, 3/15/2022	7,454,000	7,613,435
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	11,136,000	11,158,175
Royalty Pharma PLC, 0.75%, 9/02/2023 (n)	7,338,000	7,336,646
Viatris, Inc., 1.125%, 6/22/2022 (n)	9,057,000	9,115,351

		$38,630,784
Real Estate - Office - 0.1%
Corporate Office Property LP, 2.25%, 3/15/2026	$3,542,000	$3,632,583

Retailers - 0.8%
Alimentation Couche-Tard, Inc., 2.7%, 7/26/2022 (n)	$7,863,000	$8,072,965
Kohl’s Corp., 9.5%, 5/15/2025	9,595,000	12,389,350
Macy’s Retail Holdings, Inc., 3.875%, 1/15/2022	1,102,000	1,106,133

		$21,568,448
Specialty Stores - 0.6%
Nordstrom, Inc., 2.3%, 4/08/2024 (n)	$3,109,000	$3,120,161
Ross Stores, Inc., 0.875%, 4/15/2026	7,614,000	7,446,392
TJX Cos., Inc., 3.5%, 4/15/2025	4,800,000	5,253,427

		$15,819,980
Telecommunications - Wireless - 0.8%
American Tower Corp., REIT, 2.25%, 1/15/2022	$3,876,000	$3,928,962
Crown Castle International Corp., 3.15%, 7/15/2023	5,334,000	5,625,705
Crown Castle International Corp., 1.35%, 7/15/2025	1,776,000	1,784,425
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)	8,673,000	9,404,828

		$20,743,920
Tobacco - 0.6%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$4,881,000	$5,200,776
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	8,283,000	8,534,335
Philip Morris International, Inc., 1.125%, 5/01/2023	3,763,000	3,818,745

		$17,553,856

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - 1.1%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$18,380,000	$18,592,711
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	5,924,000	6,206,204
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	2,559,000	2,806,905
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	2,559,000	2,819,630

		$30,425,450
U.S. Treasury Obligations - 21.6%
U.S. Treasury Notes, 2.625%, 12/15/2021	$90,125,000	$91,561,367
U.S. Treasury Notes, 1.875%, 4/30/2022	33,048,000	33,640,540
U.S. Treasury Notes, 0.125%, 9/30/2022	230,195,000	230,266,936
U.S. Treasury Notes, 2.375%, 1/31/2023 (f)	174,340,000	181,122,916
U.S. Treasury Notes, 0.125%, 12/15/2023	55,000,000	54,798,047

		$591,389,806
Utilities - Electric Power - 3.6%
Emera U.S. Finance LP, 2.7%, 6/15/2021	$1,609,000	$1,611,599
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	9,251,000	9,474,444
FirstEnergy Corp., 4.75%, 3/15/2023	4,919,000	5,216,845
FirstEnergy Corp., 2.05%, 3/01/2025	5,731,000	5,773,982
FirstEnergy Corp., 1.6%, 1/15/2026	2,459,000	2,391,377
Florida Power & Light Co., FLR, 0.564% (LIBOR - 3mo. + 0.38%), 7/28/2023	9,500,000	9,500,387
NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	8,713,000	8,774,430
NextEra Energy Capital Holdings, Inc., 2.9%, 4/01/2022	4,867,000	4,982,692
NextEra Energy, Inc., 0.65%, 3/01/2023	6,270,000	6,289,755
Pacific Gas & Electric Co., 1.75%, 6/16/2022	8,036,000	8,043,047
Pacific Gas & Electric Co., 1.367%, 3/10/2023	6,117,000	6,119,064
Pacific Gas & Electric Co., FLR, 1.573% (LIBOR - 3mo. + 1.375%), 11/15/2021	10,140,000	10,173,459
Southern California Edison Co.’s First & Refunding Mortgage Bonds, 1.2%, 2/01/2026	8,437,000	8,367,081
WEC Energy Group, Inc., 0.8%, 3/15/2024	3,658,000	3,664,211
Xcel Energy, Inc., 0.5%, 10/15/2023	8,847,000	8,867,092

		$99,249,465
Total Bonds (Identified Cost, $2,591,628,219)		$2,625,198,956

Investment Companies (h) - 3.9%
Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $106,853,991)	106,853,991	$106,853,991

Other Assets, Less Liabilities - 0.1%		3,773,949
Net Assets - 100.0%		$2,735,826,896

27

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $106,853,991 and $2,625,198,956, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $935,659,049, representing 34.2% of net assets.

(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ambac Assurance Corp., 5.1%, 6/07/2060	2/14/18	$9,135	$31,919
MF1 Ltd., 2020-FL3, “B”, FLR, 3.865% (LIBOR - 1mo. + 3.75%), 7/15/2035	6/12/20	923,500	939,650
MF1 Ltd., 2020-FL3, “C”, FLR, 4.614% (LIBOR - 1mo. + 4.5%), 7/15/2035	6/12/20	1,318,500	1,343,205
Total Restricted Securities			$2,314,774
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

28

Portfolio of Investments – continued

Derivative Contracts at 4/30/21

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	333	$73,512,352	June - 2021	$911

Cleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Interest Rate Swaps
7/15/21	USD	132,200,000	centrally cleared	1.88%/ Quarterly	0.24% FLR (3-Month LIBOR)/ Quarterly	$1,186,428	$—	$1,186,428
9/19/21	USD	85,600,000	centrally cleared	1.57%/ Monthly	0.12% FLR (1-Month LIBOR)/ Monthly	631,450	—	631,450

						$1,817,878	$—	$1,817,878

At April 30, 2021, the fund had liquid securities with an aggregate value of $279,382 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,591,628,219)	$2,625,198,956
Investments in affiliated issuers, at value (identified cost, $106,853,991)	106,853,991
Receivables for
Net daily variation margin on open cleared swap agreements	3,830
Net daily variation margin on open futures contracts	9
Fund shares sold	13,273,206
Interest	11,425,176
Receivable from investment adviser	212,446
Other assets	5,489
Total assets	$2,756,973,103

Liabilities
Payable to custodian	$79,625
Payables for
Distributions	297,343
Investments purchased	11,969,662
Fund shares reacquired	3,503,806
When-issued investments purchased	4,515,916
Payable to affiliates
Administrative services fee	2,003
Shareholder servicing costs	513,981
Distribution and service fees	13,275
Program manager fees	685
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	249,897
Total liabilities	$21,146,207
Net assets	$2,735,826,896

Net assets consist of
Paid-in capital	$2,734,913,317
Total distributable earnings (loss)	913,579
Net assets	$2,735,826,896
Shares of beneficial interest outstanding	449,510,420

30

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,042,238,768	171,002,513	$6.09
Class B	2,931,232	481,935	6.08
Class C	39,240,620	6,440,506	6.09
Class I	453,158,626	74,675,231	6.07
Class R1	1,597,323	262,773	6.08
Class R2	1,996,623	327,488	6.10
Class R3	1,318,159	216,126	6.10
Class R4	275,299	45,026	6.11
Class R6	942,708,931	154,993,014	6.08
Class 529A	208,906,923	34,262,330	6.10
Class 529B	3,630,820	596,940	6.08
Class 529C	37,823,572	6,206,538	6.09

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.25 [100 / 97.50 x $6.09] and $6.26 [100 / 97.50 x $6.10], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$48,417,735
Other	313,454
Dividends from affiliated issuers	89,712
Total investment income	$48,820,901
Expenses
Management fee	$8,461,382
Distribution and service fees	3,598,371
Shareholder servicing costs	1,970,186
Program manager fees	112,082
Administrative services fee	304,039
Independent Trustees’ compensation	32,100
Custodian fee	168,671
Shareholder communications	128,107
Audit and tax fees	68,649
Legal fees	17,795
Miscellaneous	443,851
Total expenses	$15,305,233
Fees paid indirectly	(2,069)
Reduction of expenses by investment adviser and distributor	(3,296,514)
Net expenses	$12,006,650
Net investment income (loss)	$36,814,251

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$7,032,658
Affiliated issuers	(13,938)
Futures contracts	1,411,382
Swap agreements	3,005,401
Net realized gain (loss)	$11,435,503
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$48,596,823
Affiliated issuers	2,708
Futures contracts	(1,411,986)
Swap agreements	(2,903,947)
Net unrealized gain (loss)	$44,283,598
Net realized and unrealized gain (loss)	$55,719,101
Change in net assets from operations	$92,533,352

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/21	4/30/20
Change in net assets

From operations
Net investment income (loss)	$36,814,251	$42,652,964
Net realized gain (loss)	11,435,503	5,563,562
Net unrealized gain (loss)	44,283,598	(10,046,835)
Change in net assets from operations	$92,533,352	$38,169,691
Total distributions to shareholders	$(45,845,296)	$(44,522,134)
Change in net assets from fund share transactions	$848,327,029	$259,495,537
Total change in net assets	$895,015,085	$253,143,094

Net assets
At beginning of period	1,840,811,811	1,587,668,717
At end of period	$2,735,826,896	$1,840,811,811

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.94	$5.96	$5.90	$5.99	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.14	$0.10	$0.07	(c)
Net realized and unrealized gain (loss)	0.18	(0.01)	0.06	(0.08)	(0.00	)(w)
Total from investment operations	$0.27	$0.13	$0.20	$0.02	$0.07

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.14)	$(0.11)	$(0.08)
Net asset value, end of period (x)	$6.09	$5.94	$5.96	$5.90	$5.99
Total return (%) (r)(s)(t)(x)	4.59	2.21	3.43	0.36	1.12	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.80	0.82	0.83	0.82	(c)
Expenses after expense reductions (f)	0.58	0.64	0.71	0.72	0.72	(c)
Net investment income (loss)	1.56	2.41	2.30	1.68	1.11	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$1,042,239	$730,945	$606,885	$486,144	$514,304

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.93	$5.95	$5.88	$5.97	$5.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.10	$0.09	$0.06	$0.02	(c)
Net realized and unrealized gain (loss)	0.18	(0.01)	0.07	(0.08)	(0.00	)(w)
Total from investment operations	$0.23	$0.09	$0.16	$(0.02)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.11)	$(0.09)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$6.08	$5.93	$5.95	$5.88	$5.97
Total return (%) (r)(s)(t)(x)	3.82	1.45	2.83	(0.39)	0.35	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55	1.57	1.58	1.58	(c)
Expenses after expense reductions (f)	1.34	1.39	1.46	1.48	1.47	(c)
Net investment income (loss)	0.84	1.67	1.56	0.93	0.37	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$2,931	$2,714	$3,703	$3,779	$5,286

Class C	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.94	$5.96	$5.89	$5.98	$5.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.09	$0.09	$0.05	$0.02	(c)
Net realized and unrealized gain (loss)	0.17	(0.01)	0.07	(0.08)	(0.00	)(w)
Total from investment operations	$0.22	$0.08	$0.16	$(0.03)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.09)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$6.09	$5.94	$5.96	$5.89	$5.98
Total return (%) (r)(s)(t)(x)	3.71	1.35	2.73	(0.49)	0.26	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55	1.57	1.58	1.58	(c)
Expenses after expense reductions (f)	1.43	1.49	1.56	1.58	1.57	(c)
Net investment income (loss)	0.75	1.57	1.45	0.83	0.27	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$39,241	$42,281	$47,447	$56,372	$95,767

See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Year ended

	4/30/21	4/30/20		4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.92	$5.93		$5.87	$5.96	$5.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15		$0.14	$0.11	$0.08	(c)
Net realized and unrealized gain (loss)	0.18	(0.00	)(w)	0.07	(0.08)	(0.00	)(w)
Total from investment operations	$0.28	$0.15		$0.21	$0.03	$0.08

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)		$(0.15)	$(0.12)	$(0.09)
Net asset value, end of period (x)	$6.07	$5.92		$5.93	$5.87	$5.96
Total return (%) (r)(s)(t)(x)	4.75	2.54		3.59	0.51	1.27	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.55		0.57	0.58	0.58	(c)
Expenses after expense reductions (f)	0.43	0.49		0.56	0.58	0.57	(c)
Net investment income (loss)	1.69	2.56		2.46	1.81	1.28	(c)
Portfolio turnover	35	41		55	57	54
Net assets at end of period (000 omitted)	$453,159	$258,164		$187,021	$141,291	$257,580

Class R1	Year ended

	4/30/21	4/30/20		4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.93	$5.94		$5.88	$5.97	$5.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.09		$0.09	$0.05	$0.02	(c)
Net realized and unrealized gain (loss)	0.17	(0.00	)(w)	0.06	(0.08)	(0.00	)(w)
Total from investment operations	$0.22	$0.09		$0.15	$(0.03)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)		$(0.09)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$6.08	$5.93		$5.94	$5.88	$5.97
Total return (%) (r)(s)(t)(x)	3.71	1.52		2.55	(0.49)	0.26	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55		1.57	1.58	1.58	(c)
Expenses after expense reductions (f)	1.44	1.48		1.56	1.58	1.57	(c)
Net investment income (loss)	0.74	1.57		1.47	0.83	0.26	(c)
Portfolio turnover	35	41		55	57	54
Net assets at end of period (000 omitted)	$1,597	$1,593		$451	$294	$328

See Notes to Financial Statements

36

Financial Highlights – continued

Class R2	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.94	$5.96	$5.89	$5.98	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.13	$0.12	$0.08	$0.05	(c)
Net realized and unrealized gain (loss)	0.19	(0.01)	0.07	(0.07)	(0.01)
Total from investment operations	$0.27	$0.12	$0.19	$0.01	$0.04

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.12)	$(0.10)	$(0.06)
Net asset value, end of period (x)	$6.10	$5.94	$5.96	$5.89	$5.98
Total return (%) (r)(s)(t)(x)	4.50	1.96	3.34	0.11	0.70	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.05	1.07	1.08	1.08	(c)
Expenses after expense reductions (f)	0.84	0.90	0.96	0.98	0.97	(c)
Net investment income (loss)	1.32	2.17	2.04	1.42	0.87	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$1,997	$1,579	$2,524	$2,908	$3,504

Class R3	Year ended

	4/30/21	4/30/20		4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.95	$5.96		$5.90	$5.99	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14		$0.13	$0.09	$0.06	(c)
Net realized and unrealized gain (loss)	0.18	(0.00	)(w)	0.06	(0.07)	(0.00	)(w)
Total from investment operations	$0.27	$0.14		$0.19	$0.02	$0.06

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)		$(0.13)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$6.10	$5.95		$5.96	$5.90	$5.99
Total return (%) (r)(s)(t)(x)	4.48	2.28		3.32	0.26	1.02	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.80		0.82	0.83	0.83	(c)
Expenses after expense reductions (f)	0.69	0.75		0.81	0.83	0.82	(c)
Net investment income (loss)	1.50	2.32		2.19	1.57	1.01	(c)
Portfolio turnover	35	41		55	57	54
Net assets at end of period (000 omitted)	$1,318	$1,512		$2,249	$2,140	$2,769

See Notes to Financial Statements

37

Financial Highlights – continued

Class R4	Year ended

	4/30/21	4/30/20	4/30/19		4/30/18	4/30/17
Net asset value, beginning of period	$5.96	$5.99	$5.89		$5.98	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.15	$0.15		$0.11	$0.08	(c)
Net realized and unrealized gain (loss)	0.17	(0.02)	0.10	(g)	(0.08)	(0.01)
Total from investment operations	$0.28	$0.13	$0.25		$0.03	$0.07

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.15)		$(0.12)	$(0.09)
Net asset value, end of period (x)	$6.11	$5.96	$5.99		$5.89	$5.98
Total return (%) (r)(s)(t)(x)	4.74	2.20	4.28		0.51	1.10	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.55	0.63		0.58	0.58	(c)
Expenses after expense reductions (f)	0.44	0.49	0.62		0.58	0.57	(c)
Net investment income (loss)	1.73	2.58	2.60		1.84	1.27	(c)
Portfolio turnover	35	41	55		57	54
Net assets at end of period (000 omitted)	$275	$242	$304		$6,537	$6,516

Class R6	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.93	$5.95	$5.88	$5.97	$5.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.16	$0.15	$0.11	$0.08	(c)
Net realized and unrealized gain (loss)	0.17	(0.02)	0.07	(0.08)	(0.01)
Total from investment operations	$0.28	$0.14	$0.22	$0.03	$0.07

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.15)	$(0.12)	$(0.09)
Net asset value, end of period (x)	$6.08	$5.93	$5.95	$5.88	$5.97
Total return (%) (r)(s)(t)(x)	4.82	2.43	3.82	0.58	1.17	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.48	0.50	0.51	0.51	(c)
Expenses after expense reductions (f)	0.37	0.42	0.49	0.50	0.50	(c)
Net investment income (loss)	1.77	2.64	2.51	1.91	1.34	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$942,709	$599,945	$561,643	$524,653	$516,582

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529A	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.94	$5.96	$5.89	$5.98	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.13	$0.10	$0.06	(c)
Net realized and unrealized gain (loss)	0.19	(0.01)	0.08	(0.08)	(0.01)
Total from investment operations	$0.28	$0.13	$0.21	$0.02	$0.05

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.14)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$6.10	$5.94	$5.96	$5.89	$5.98
Total return (%) (r)(s)(t)(x)	4.68	2.16	3.55	0.31	0.90	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.87	0.91	0.92	(c)
Expenses after expense reductions (f)	0.62	0.68	0.75	0.77	0.76	(c)
Net investment income (loss)	1.53	2.38	2.26	1.65	1.08	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$208,907	$155,471	$128,741	$108,692	$89,431

Class 529B	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.93	$5.94	$5.88	$5.96	$5.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.10	$0.09	$0.05	$0.02	(c)
Net realized and unrealized gain (loss)	0.17	(0.01)	0.06	(0.07)	(0.01)
Total from investment operations	$0.22	$0.09	$0.15	$(0.02)	$0.01

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.09)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$6.08	$5.93	$5.94	$5.88	$5.96
Total return (%) (r)(s)(t)(x)	3.74	1.55	2.59	(0.29)	0.13	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.62	1.66	1.68	(c)
Expenses after expense reductions (f)	1.37	1.43	1.50	1.52	1.52	(c)
Net investment income (loss)	0.81	1.63	1.50	0.90	0.33	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$3,631	$3,507	$3,903	$4,379	$3,807

See Notes to Financial Statements

39

Financial Highlights – continued

Class 529C	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$5.94	$5.96	$5.89	$5.98	$6.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.08	$0.05	$0.01	(c)
Net realized and unrealized gain (loss)	0.18	(0.01)	0.08	(0.08)	(0.01)
Total from investment operations	$0.22	$0.08	$0.16	$(0.03)	$(0.00	)(w)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.09)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$6.09	$5.94	$5.96	$5.89	$5.98
Total return (%) (r)(s)(t)(x)	3.66	1.31	2.68	(0.53)	0.05	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.62	1.66	1.67	(c)
Expenses after expense reductions (f)	1.48	1.53	1.60	1.62	1.61	(c)
Net investment income (loss)	0.71	1.53	1.40	0.79	0.23	(c)
Portfolio turnover	35	41	55	57	54
Net assets at end of period (000 omitted)	$37,824	$42,858	$42,799	$41,655	$45,315

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

40

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

41

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

42

Notes to Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of April 30, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$591,389,806	$—	$591,389,806
Non – U.S. Sovereign Debt	—	32,154,680	—	32,154,680
Municipal Bonds	—	75,467,578	—	75,467,578
U.S. Corporate Bonds	—	867,868,237	—	867,868,237
Residential Mortgage-Backed Securities	—	48,110,825	—	48,110,825
Commercial Mortgage-Backed Securities	—	175,682,217	—	175,682,217
Asset-Backed Securities (including CDOs)	—	303,795,647	—	303,795,647
Foreign Bonds	—	530,729,966	—	530,729,966
Mutual Funds	106,853,991	—	—	106,853,991
Total	$106,853,991	$2,625,198,956	$—	$2,732,052,947

Other Financial Instruments
Futures Contracts – Assets	$911	$—	$—	$911
Swap Agreements – Assets	—	1,817,878	—	1,817,878

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to

43

Notes to Financial Statements – continued

increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$911
Interest Rate	Interest Rate Swaps	1,817,878
Total		$1,818,789

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,411,382	$3,005,401	$—
Credit	—	—	(1,230,203)
Total	$1,411,382	$3,005,401	$(1,230,203)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(1,411,986)	$(2,903,947)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the

44

Notes to Financial Statements – continued

credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve

45

Notes to Financial Statements – continued

credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement

46

Notes to Financial Statements – continued

of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of

47

Notes to Financial Statements – continued

interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts

48

Notes to Financial Statements – continued

owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/21	Year ended 4/30/20
Ordinary income (including any short-term capital gains)	$45,845,296	$44,522,134

49

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/21

Cost of investments	$2,705,134,153
Gross appreciation	36,086,570

Gross depreciation	(7,348,987)
Net unrealized appreciation (depreciation)	$28,737,583

Undistributed ordinary income	1,792,883
Capital loss carryforwards	(25,917,682)
Other temporary differences	(3,699,205)
Total distributable earnings (loss)	$913,579
As of April 30, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(25,917,682)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/21	Year ended 4/30/20
Class A	$17,372,115	$16,934,771
Class B	35,440	58,262
Class C	501,043	725,269
Class I	7,198,759	6,221,183
Class R1	18,945	19,997
Class R2	28,758	47,141
Class R3	28,217	42,496
Class R4	5,455	5,854
Class R6	16,749,744	16,331,155
Class 529A	3,398,554	3,360,183
Class 529B	40,613	61,296
Class 529C	467,653	714,527
Total	$45,845,296	$44,522,134

50

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from May 1, 2020 through July 31, 2020, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion	0.33%

Effective August 1, 2020, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion	0.30%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2021, this management fee reduction amounted to $257,784, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.36% of the fund’s average daily net assets.

For the period from May 1, 2020 through July 31, 2020 the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.62%	1.37%	1.47%	0.47%	1.47%	0.87%	0.72%	0.47%	0.40%	0.67%	1.42%	1.52%

This written agreement terminated on July 31, 2020. For the period from May 1, 2020 through July 31, 2020, this reduction amounted to $316,249, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2020, the investment adviser has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, program manager fees, payments made to service providers (other than MFS Service Center, Inc. (“MFSC”)) that provide certain sub-accounting services, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Other Expenses” do not exceed 0.00% of the class’ average daily net assets annually for each class of shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2021. For the period from August 1, 2020 through April 30, 2021, this reduction amounted to $1,625,306, which is included in the reduction of total expenses in the Statement of Operations.

51

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $130,885 and $140,870 for the year ended April 30, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$2,212,874
Class B	0.75%	0.25%	1.00%	0.90%	28,547
Class C	0.75%	0.25%	1.00%	1.00%	430,381
Class R1	0.75%	0.25%	1.00%	1.00%	16,496
Class R2	0.25%	0.25%	0.50%	0.40%	8,376
Class R3	—	0.25%	0.25%	0.25%	3,699
Class 529A	—	0.25%	0.25%	0.14%	448,049
Class 529B	0.75%	0.25%	1.00%	0.89%	34,363
Class 529C	0.75%	0.25%	1.00%	0.99%	415,586
Total Distribution and Service Fees					$3,598,371

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2021 based on each class’s average daily net assets. 0.10% of the Class A, Class B, Class 529A, and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2021, this waiver amounted to $885,139, $2,852, $179,217, and $3,433, for Class A, Class B, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2021, this waiver amounted to $1,675 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2021, this rebate amounted to $2,803, $215, $19,074, $482, and $2,285, for Class A, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

52

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2021, were as follows:

Amount
Class A	$94,689
Class B	4,214
Class C	5,182
Class 529B	1,757
Class 529C	1,940

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2021, were as follows:

Fee
Class 529A	$89,610
Class 529B	1,716
Class 529C	20,756
Total Program Manager Fees	$112,082

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2021, the fee was $516,251, which equated to 0.0226% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,196,855.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment

53

Notes to Financial Statements – continued

in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2021, these costs for the fund amounted to $257,080 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.0133% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $591,494.

(4) Portfolio Securities

For the year ended April 30, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$477,983,743	$115,216,692
Non-U.S. Government securities	1,044,854,215	659,443,396

54

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/21		Year ended 4/30/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	105,265,055	$641,102,483	93,515,963	$559,683,637
Class B	306,321	1,861,042	178,227	1,060,728
Class C	4,330,373	26,340,504	3,511,375	20,984,229
Class I	58,736,033	356,732,663	44,734,305	266,497,872
Class R1	14,867	90,333	194,999	1,168,168
Class R2	122,438	746,988	77,155	460,678
Class R3	31,394	191,489	50,676	303,510
Class R4	11,465	70,091	12,830	76,745
Class R6	67,328,187	409,503,926	18,622,712	111,036,663
Class 529A	16,087,184	98,094,408	11,615,557	69,234,009
Class 529B	323,843	1,969,619	321,428	1,916,822
Class 529C	3,303,169	20,123,535	3,887,603	23,249,622
	255,860,329	$1,556,827,081	176,722,830	$1,055,672,683

Shares issued to shareholders in reinvestment of distributions
Class A	2,425,030	$14,776,985	2,345,802	$14,059,044
Class B	5,614	34,110	9,067	54,265
Class C	75,710	460,631	111,398	667,579
Class I	1,061,895	6,441,363	917,486	5,475,553
Class R1	3,118	18,935	3,345	19,994
Class R2	4,679	28,508	7,387	44,290
Class R3	4,631	28,217	7,084	42,492
Class R4	892	5,455	974	5,853
Class R6	2,647,783	16,102,836	2,624,852	15,702,791
Class 529A	549,502	3,348,333	558,251	3,345,366
Class 529B	6,618	40,190	10,148	60,660
Class 529C	75,578	460,061	118,404	709,906
	6,861,050	$41,745,624	6,714,198	$40,187,793

55

Notes to Financial Statements – continued

	Year ended 4/30/21		Year ended 4/30/20

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(59,670,841)	$(363,161,501)	(74,716,582)	$(446,986,518)
Class B	(287,590)	(1,747,641)	(352,399)	(2,095,377)
Class C	(5,082,562)	(30,970,993)	(4,471,948)	(26,734,513)
Class I	(28,748,345)	(174,446,328)	(33,550,250)	(199,481,971)
Class R1	(24,045)	(146,167)	(5,438)	(32,150)
Class R2	(65,336)	(396,725)	(242,498)	(1,451,234)
Class R3	(74,151)	(452,194)	(180,684)	(1,085,591)
Class R4	(7,879)	(48,207)	(23,945)	(143,497)
Class R6	(16,136,659)	(98,113,713)	(14,542,280)	(86,617,866)
Class 529A	(8,533,240)	(52,038,790)	(7,621,558)	(45,691,517)
Class 529B	(324,961)	(1,975,725)	(396,985)	(2,370,900)
Class 529C	(4,383,307)	(26,747,692)	(3,977,066)	(23,673,805)
	(123,338,916)	$(750,245,676)	(140,081,633)	$(836,364,939)

Net change
Class A	48,019,244	$292,717,967	21,145,183	$126,756,163
Class B	24,345	147,511	(165,105)	(980,384)
Class C	(676,479)	(4,169,858)	(849,175)	(5,082,705)
Class I	31,049,583	188,727,698	12,101,541	72,491,454
Class R1	(6,060)	(36,899)	192,906	1,156,012
Class R2	61,781	378,771	(157,956)	(946,266)
Class R3	(38,126)	(232,488)	(122,924)	(739,589)
Class R4	4,478	27,339	(10,141)	(60,899)
Class R6	53,839,311	327,493,049	6,705,284	40,121,588
Class 529A	8,103,446	49,403,951	4,552,250	26,887,858
Class 529B	5,500	34,084	(65,409)	(393,418)
Class 529C	(1,004,560)	(6,164,096)	28,941	285,723
	139,382,463	$848,327,029	43,355,395	$259,495,537

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective June 1, 2019, purchases of the fund’s Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 15%, 5%, 3%, and 2% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

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Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2021, the fund’s commitment fee and interest expense were $10,111 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$43,166,718	$1,104,262,235	$1,040,563,732	$(13,938)	$2,708	$106,853,991

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$89,712	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by

58

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 15, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-
				Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

64

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

65

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

67

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

68

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2021

MFS® Municipal Limited Maturity Fund

MTL-ANN

MFS® Municipal Limited Maturity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand has fueled a surge in economic activity as coronavirus restrictions have been eased. Because of this, inflation pressures are being felt, and markets have pushed up yields on global government bonds, resulting in ripple effects across many financial markets.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, the consequence of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special-purpose acquisition companies (SPACs), and the like, bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

June 15, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	14.4%
General Obligations – General Purpose	13.8%
General Obligations – Schools	8.3%
Utilities – Other	5.4%
Investor Owned Utilities	5.1%
Airports	5.1%
Special Tax – Transportation	4.7%
Municipal Student Loans	4.7%
Multi-family Housing	4.5%
Universities – Colleges	4.4%

Composition including fixed income credit quality (a)(i)
AAA	4.0%
AA	26.7%
A	40.8%
BBB	20.8%
BB	4.8%
B	0.6%
CCC	0.1%
CC	0.1%
C	0.5%
D	0.6%
Not Rated	2.3%
Cash & Cash Equivalents	(1.3)%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Percentages are based on net assets as of April 30, 2021.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2021, Class A shares of the MFS Municipal Limited Maturity Fund (fund) provided a total return of 5.92%, at net asset value. This compares with a return of 4.79% for the fund’s benchmark, the Bloomberg Barclays 1-9 Year Municipal Bond Index.

Market Environment

After experiencing an abrupt decline in response to the initial wave of the coronavirus pandemic, markets staged a sharp rally that took global equities to record highs near the end of the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest – recession in the postwar period. However, its recovery remains subject to a number of uncertainties as the rollout of coronavirus vaccines remains highly variable in different countries. Even the distribution of vaccines in developed economies has been sluggish due to supply constraints and concerns over potential side effects. In some jurisdictions, there remain worries over whether enough people will get vaccinated to bring about herd immunity.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with the users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Municipal markets experienced challenges over the past twelve months as well, enduring several months of severe stress early in the period and then recovering sharply to deliver strong returns for the year among investment-grade-rated assets. As in other risk markets, differentiation was the theme for much of 2020 as the pandemic widened the fundamental gap between stronger and weaker credits. Credit rating agencies responded with downgrades; however, the level of defaults remained

Management Review – continued

contained. Many municipalities entered the downturn in a position of strength after years of growth that bolstered their financial condition. Additionally, the robust stimulus from policymakers and liquidity supplied by the Fed had positive effects on the economy and flow of credit, and tax revenues were more resilient than forecast. Better-than-expected news on the efficacy of the COVID-19 vaccine bolstered the economic outlook and the potential for fundamental improvement in the asset class in 2021. In the latter months of the period, technicals further fueled the rally as inflows in the first four months of 2021 were the largest in any similar period in history. Valuations compressed from the extreme widening that occurred in early 2020. At the end of the period, spreads across much of the municipal market returned to pre-selloff levels, suggesting that there is little potential for tightening from here.

Factors Affecting Performance

During the reporting period, the fund’s asset allocation decisions contributed to performance relative to the Bloomberg Barclays 1-9 Year Municipal Bond Index. From a quality perspective, an overweight allocation to “BBB” rated (r) bonds, and an out-of-benchmark exposure to “BB” rated securities, notably within the local sector, benefited relative performance. Security selection in “A” rated bonds was another area of relative strength. From a sector perspective, the fund’s greater allocation to industrial revenue bonds, and security selection in the education sector, supported relative results.

Conversely, security selection in the industrial revenue sector, and among “BBB” rated bonds, detracted from relative performance.

Respectfully,

Portfolio Manager(s)

Michael Dawson, Jason Kosty, and Geoffrey Schechter

Note to Shareholders: Effective March 31, 2021, Michael Dawson was added as a Portfolio Manager of the fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	5.92%	2.40%	2.51%	N/A
B	9/07/93	5.15%	1.64%	1.75%	N/A
C	7/01/94	5.16%	1.54%	1.64%	N/A
I	8/30/10	6.21%	2.58%	2.66%	N/A
R6	9/01/17	6.16%	N/A	N/A	2.88%

Comparative benchmark(s)
Bloomberg Barclays 1-9 Year Municipal Bond Index (f)		4.79%	2.35%	2.62%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		3.28%	1.88%	2.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.15%	1.27%	1.75%	N/A
C With CDSC (1% for 12 months) (v)		4.16%	1.54%	1.64%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays 1-9 Year Municipal Bond Index (a) – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2020 through April 30, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period (p) 11/01/20-4/30/21
A	Actual	0.65%	$1,000.00	$1,018.27	$3.25
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
B	Actual	1.40%	$1,000.00	$1,014.55	$6.99
	Hypothetical (h)	1.40%	$1,000.00	$1,017.85	$7.00
C	Actual	1.50%	$1,000.00	$1,014.00	$7.49
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
I	Actual	0.50%	$1,000.00	$1,020.25	$2.50
	Hypothetical (h)	0.50%	$1,000.00	$1,022.32	$2.51
R6	Actual	0.43%	$1,000.00	$1,019.39	$2.15
	Hypothetical (h)	0.43%	$1,000.00	$1,022.66	$2.16

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Issuer	Shares/Par	Value ($)
Municipal Bonds - 100.0%
Alabama - 2.5%
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3%, 11/01/2021	$1,060,000	$1,074,103
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3.5%, 11/01/2026	1,245,000	1,410,552
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 3.5%, 11/01/2027	1,290,000	1,480,756
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 4%, 11/01/2028	1,330,000	1,605,845
Alabama Community College System, Board of Trustees Rev. (Wallace State Community College - Hanceville Rev.), BAM, 4%, 11/01/2029	1,385,000	1,687,279
Alabama Housing Finance Authority, Multi-Family Housing Rev. (Villas at Titusville II), “B”, 1.5%, 11/01/2022 (Put Date 5/01/2022)	3,000,000	3,036,235
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/2023	14,390,000	15,550,495
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,177,987
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2023	225,000	248,041
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2024	325,000	372,105
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2025	500,000	592,482
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2026	450,000	548,795
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2027	500,000	626,324
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2028	700,000	897,662
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2029	1,500,000	1,951,161
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	3,750,000	4,070,126
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A-1”, 4%, 10/01/2049 (Put Date 10/01/2026)	2,555,000	2,974,626
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 0.977% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	11,480,000	11,588,604
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2021	285,000	288,063
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2022	385,000	406,168
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2023	450,000	495,647

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2025	$850,000	$1,002,125
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2027	1,100,000	1,365,629
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2028	610,000	773,889
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), AGM, 5%, 8/01/2029	400,000	517,117
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2025	1,165,000	1,373,873
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 1%, 6/01/2034 (Put Date 6/26/2025)	3,000,000	3,045,503
Montgomery, AL, General Obligation, “A”, 5%, 12/01/2026	525,000	650,308
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2021	1,775,000	1,803,960
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2022	1,450,000	1,514,515
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2023	425,000	454,819
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2024	400,000	436,727
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2025	410,000	455,395
Montgomery, AL, General Obligation, “B”, 3%, 12/01/2026	250,000	281,888
Phenix City, AL, Water & Sewer Rev., “A”, BAM, 5%, 8/15/2025	2,225,000	2,567,557
Southeast Alabama Gas Supply District Rev. (Project No. 2), “A”, 4%, 6/01/2049 (Put Date 6/01/2024)	10,000,000	11,009,654
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2022	150,000	153,526
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2023	125,000	132,323
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2024	100,000	108,922
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2025	150,000	167,441
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2026	180,000	213,271
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2027	100,000	121,300
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2028	200,000	248,027
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2029	200,000	252,799
University of West Alabama, General Fee Rev., AGM, 5%, 1/01/2030	425,000	546,180

		$82,279,804
Alaska - 0.5%
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 3%, 12/01/2023	$450,000	$482,536

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alaska - continued
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 3%, 6/01/2024	$400,000	$433,050
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 4%, 12/01/2024	650,000	733,963
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 4%, 6/01/2025	670,000	766,207
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 4%, 6/01/2026	600,000	701,719
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 5%, 12/01/2026	900,000	1,113,145
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 4%, 6/01/2027	1,000,000	1,158,296
Alaska Housing Finance Corp., Capital Project Bonds II, “A”, 5%, 6/01/2027	130,000	162,503
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,231,891
Alaska Municipal Bond Bank, General Obligation, Series 3, 5%, 10/01/2023	2,305,000	2,552,372
Alaska Municipal Bond Bank, General Obligation, Series 3, 5%, 10/01/2025	2,570,000	3,039,344
North Slope Borough, AK, General Obligation, “A”, 5%, 6/30/2021	2,000,000	2,014,950
North Slope Borough, AK, General Obligation, “A”, 5%, 6/30/2023	3,000,000	3,306,824
North Slope Borough, AK, General Obligation, “B”, 5%, 6/30/2021	290,000	292,168
North Slope Borough, AK, General Obligation, “B”, 5%, 6/30/2023	485,000	534,603

		$18,523,571
Arizona - 1.2%
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children’s Hospital), “A”, 5%, 2/01/2024	$500,000	$563,707
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children’s Hospital), “A”, 5%, 2/01/2025	400,000	467,440
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children’s Hospital), “A”, 5%, 2/01/2028	1,000,000	1,265,892
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children’s Hospital), “A”, 5%, 2/01/2030	300,000	394,073
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2029	895,000	949,248
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 2.7%, 12/01/2037 (Put Date 8/14/2023)	5,150,000	5,411,084
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 5%, 6/01/2049 (Put Date 6/03/2024)	7,500,000	8,523,084
Coconino County, AZ, Pollution Control Corp., “A”, 1.875%, 9/01/2032 (Put Date 3/31/2023)	1,395,000	1,432,459

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2024	$1,300,000	$1,486,212
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2025	1,400,000	1,652,608
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2026	1,200,000	1,460,050
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2027	1,120,000	1,376,478
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,100,000	1,164,527
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2028	945,000	1,087,739
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2023	125,000	134,267
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2024	135,000	148,985
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2025	175,000	197,169
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2026	200,000	229,293
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2027	200,000	233,032
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2028	325,000	381,986
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2029	250,000	297,184
Peoria, AZ, Vistancia Community Facilities District, BAM, 3%, 7/15/2022	350,000	361,070
Peoria, AZ, Vistancia Community Facilities District, BAM, 4%, 7/15/2023	800,000	861,959
Peoria, AZ, Vistancia Community Facilities District, BAM, 4%, 7/15/2024	575,000	636,934
Peoria, AZ, Vistancia Community Facilities District, BAM, 4%, 7/15/2026	900,000	1,039,933
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	1,260,000	1,270,788
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 4%, 7/01/2025 (n)	1,240,000	1,303,612

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 2.95%, 7/01/2026	$2,425,000	$2,537,748
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2023	150,000	161,339
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2024	400,000	442,628
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2026	250,000	289,635
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2027	600,000	707,601
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2028	150,000	179,539
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 4%, 9/01/2029	1,950,000	2,038,494
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 2.2%, 3/01/2028 (Put Date 6/03/2024)	1,200,000	1,263,416

		$41,951,213
Arkansas - 0.7%
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-2”, 5%, 9/01/2044 (Put Date 9/01/2027)	$8,000,000	$9,636,203
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	391,803
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,028,006
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2021	245,000	247,542
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2022	250,000	263,264
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2024	400,000	454,903
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), 5%, 8/01/2026	665,000	801,863
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), “A”, 5%, 8/01/2024	530,000	602,747
Fayetteville, AR, Sales and Use Tax, Capital Improvement Rev., “A”, 5%, 11/01/2025	1,000,000	1,194,365

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Fayetteville, AR, Sales and Use Tax, Capital Improvement Rev., “A”, 5%, 11/01/2026	$1,900,000	$2,331,913
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	321,891
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	1,665,000	1,854,899

		$23,129,399
California - 6.3%
San Diego County, CA, Regional Transportation Commission Sales Tax Rev., “A”, 5%, 10/01/2022	$6,665,000	$7,123,514
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2023	300,000	323,138
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2024	350,000	399,188
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2025	350,000	412,987
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2026	370,000	450,298
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2027	800,000	999,800
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2028	850,000	1,085,958
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2029	400,000	521,764
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2031	800,000	1,053,813
California Educational Facilities Authority Rev. (University of San Francisco), ETM, 5%, 10/01/2021	245,000	249,777
California Educational Facilities Authority Rev., Unrefunded Balance (University of San Francisco), 5%, 10/01/2021	255,000	260,025
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “A”, 1.2%, 12/01/2050 (Put Date 6/01/2028)	4,560,000	4,515,526
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “B”, FLR, 0.76% (MUNIPSA + 0.70%), 12/01/2050 (Put Date 6/01/2026)	1,440,000	1,451,948
California Infrastructure & Economic Development Bank Rev. (Brightline West Passenger Rail Project), 0.45%, 1/01/2050 (Put Date 7/01/2021) (n)	5,300,000	5,300,498
California Infrastructure & Economic Development Bank Rev. (Colburn School), 1.75%, 8/01/2055 (Put Date 8/01/2026)	11,375,000	11,591,257
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2025	1,130,000	1,302,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2026	$1,000,000	$1,178,925
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 2.5%, 11/01/2038 (Put Date 5/01/2024)	1,455,000	1,544,879
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A-1”, 3.375%, 7/01/2025	5,000,000	5,586,453
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2021	215,000	218,202
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2022	245,000	256,671
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2023	290,000	312,857
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2024	380,000	420,516
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2025	400,000	451,656
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2024 (w)	7,000,000	7,722,746
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2025 (w)	6,000,000	6,843,386
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 2/01/2031 (w)	1,155,000	1,510,483
California Public Works Board Lease Rev., “A”, 5%, 2/01/2030 (w)	8,000,000	10,299,849
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024 (n)	350,000	398,646
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025 (n)	365,000	428,485
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026 (n)	300,000	350,338
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2021 (n)	750,000	753,734
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2022 (n)	1,120,000	1,157,928
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2023 (n)	1,245,000	1,338,420
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022 (n)	135,000	137,246
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027 (n)	1,335,000	1,450,368
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2026	1,300,000	1,564,412

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	$450,000	$478,069
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	1,270,000	1,292,582
Hastings College of the Law, CA, AGM, 5%, 4/01/2026	305,000	366,481
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	310,457
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	1,865,000	1,976,708
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	1,865,000	2,060,407
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2025	1,180,000	1,389,763
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2026	1,185,000	1,436,592
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2027	1,230,000	1,527,591
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2028	1,250,000	1,588,681
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2029	1,410,000	1,822,114
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2030	360,000	473,468
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “B”, 5%, 5/15/2026	1,350,000	1,636,624
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	752,720
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2022	2,750,000	2,872,542
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2023	3,385,000	3,684,633
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2024	1,300,000	1,468,584
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2021	1,200,000	1,213,935
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	1,100,000	1,214,190
San Diego County, CA, Regional Transportation Commission Sales Tax Rev., “A”, 3%, 10/01/2022	6,665,000	6,935,982
San Diego, CA, Association of Governments Capital Grant Receipts Rev. (Mid-Coast Corridor Transit Project), 1.8%, 11/15/2027	3,535,000	3,722,662
San Francisco City and County, CA, Unified School District Rev., 2%, 12/31/2021	17,000,000	17,213,406
San Francisco, CA, City & County Airports Commission, International Airport Rev. (SFO Fuel Company LLC), “A”, 5%, 1/01/2027	2,205,000	2,710,012

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Ramon CA, Public Financing Authority, Capital Appreciation, “A”, AAC, 0%, 2/01/2026	$1,690,000	$1,592,681
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2021	1,350,000	1,371,533
State of California, 5%, 8/01/2026	3,490,000	4,308,850
State of California, 5%, 8/01/2027	5,750,000	6,738,178
State of California, “B”, FLR, 0.838% (70% of LIBOR - 1mo. + 0.76%), 12/01/2031 (Put Date 12/01/2021)	5,000,000	5,003,063
State of California, Various Purpose General Obligation, 4%, 12/01/2024	4,000,000	4,533,506
State of California, Various Purpose General Obligation, 5%, 12/01/2031	1,830,000	2,224,413
State of California, Various Purpose General Obligation Refunding, 5%, 12/01/2024	5,000,000	5,844,723
State of California, Various Purpose General Obligation Refunding, 5%, 9/01/2027 (w)	12,360,000	15,385,747
State of California, Various Purpose General Obligation Refunding, 5%, 9/01/2029 (w)	8,500,000	11,038,868
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	3,500,000	4,555,551
Sweetwater, CA, Union High School District, 5%, 8/01/2031	1,665,000	1,972,785
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2026	1,150,000	1,398,025
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2028	1,000,000	1,263,975
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2029	1,100,000	1,413,111
University of California Regents, Limited Project Rev., “S”, 5%, 5/15/2024 (w)	4,000,000	4,391,456

		$212,153,288
Colorado - 1.4%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2021	$150,000	$153,879
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2021	100,000	102,755
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2022	165,000	176,633
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2022	100,000	107,212
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2023	195,000	217,028
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2023	120,000	133,725

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2024	$400,000	$460,925
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2024	135,000	155,718
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2025	175,000	207,986
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2025	125,000	147,763
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2026	195,000	238,192
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2026	135,000	159,476
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2027	200,000	250,183
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2029	1,040,000	1,174,011
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	1,690,000	1,697,412
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	460,000	466,704
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	630,000	679,718
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	562,197
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 4%, 4/01/2023	65,000	68,071
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2025	205,000	242,145
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2026	255,000	309,396
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2027	215,000	266,888
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2028	400,000	506,237
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2029	625,000	804,048
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2030	720,000	940,589
Colorado Health Facilities Authority Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2031	850,000	1,100,925
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-1”, 5%, 8/01/2026	1,500,000	1,816,407
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-1”, 5%, 8/01/2027	2,000,000	2,481,594

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2026	$2,160,000	$2,615,625
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	1,160,000	1,189,594
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	1,868,771
Colorado Health Facilities Authority Rev., Improvement Bonds (Valley View Hospital Association Project), 2.8%, 5/15/2042 (Put Date 5/15/2023)	4,545,000	4,710,153
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 3%, 7/15/2023	100,000	105,313
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 1/15/2024	400,000	446,738
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 7/15/2024	300,000	340,980
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 1/15/2025	325,000	374,815
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 7/15/2025	400,000	468,400
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 3%, 1/15/2026	600,000	657,240
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 7/15/2026	300,000	360,985
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 1/15/2027	500,000	608,596
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 7/15/2027	600,000	738,837
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 1/15/2028	1,075,000	1,338,099
Colorado Regional Transportation District (Denver Transit Partners Eagle P-3 Project), “A”, 5%, 7/15/2028	850,000	1,068,691
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2024	1,500,000	1,711,314
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2025	2,000,000	2,346,466
E-470 Public Highway Authority Rev., CO, “A”, 5%, 9/01/2027	2,000,000	2,501,659
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,682,894
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,114,326
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2025	500,000	595,485
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2026	1,300,000	1,595,882

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2027	$1,270,000	$1,548,982

		$45,617,662
Connecticut - 1.9%
Connecticut Health & Educational Facilities Authority Rev. (Connecticut State University), “N”, 5%, 11/01/2024	$1,930,000	$2,147,987
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2023	2,800,000	3,001,734
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2024	1,840,000	2,026,503
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2022	250,000	263,726
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2023	250,000	274,517
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2024	250,000	284,371
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2025	250,000	293,419
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2026	250,000	301,640
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2027	830,000	1,022,846
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2028	1,030,000	1,292,439
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2029	745,000	951,730
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2030	400,000	518,992
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “K”, 5%, 7/01/2031	825,000	1,063,514
Connecticut Health & Educational Facilities Authority Rev. (Stamford Hospital), “L-1”, 3%, 7/01/2021	350,000	351,534
Connecticut Health & Educational Facilities Authority Rev. (Stamford Hospital), “L-1”, 4%, 7/01/2022	400,000	416,930
Connecticut Health & Educational Facilities Authority Rev. (Stamford Hospital), “L-1”, 4%, 7/01/2023	495,000	532,922
Connecticut Health & Educational Facilities Authority Rev., “F”, 4%, 7/01/2021	565,000	567,276
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2021	3,775,000	3,864,951
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2023	3,000,000	3,352,358

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2024	$5,600,000	$6,498,699
New Haven, CT, General Obligation, “B”, BAM, 5%, 8/01/2027	3,520,000	4,418,479
New Haven, CT, General Obligation, “A”, AGM, 5%, 8/15/2024	1,280,000	1,469,704
State of Connecticut, “D”, BAM, 4%, 8/15/2030	11,250,000	13,007,928
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 9/01/2023	2,005,000	2,229,430
State of Connecticut, Special Tax Obligation Rev., Infrastructure Purposes, “A”, 5%, 5/01/2025 (w)	2,000,000	2,361,828
State of Connecticut, Special Tax Obligation Rev., Infrastructure Purposes, “A”, 5%, 5/01/2026 (w)	2,250,000	2,744,784
University of Connecticut, General Obligation, “A”, BAM, 5%, 1/15/2028	1,720,000	2,113,202
West Haven, CT, General Obligation, BAM, 3%, 3/15/2022	335,000	342,827
West Haven, CT, General Obligation, BAM, 4%, 3/15/2023	250,000	266,405
West Haven, CT, General Obligation, BAM, 4%, 3/15/2025	420,000	470,763
West Haven, CT, General Obligation, BAM, 4%, 3/15/2026	200,000	228,123
West Haven, CT, General Obligation, BAM, 4%, 3/15/2027	200,000	231,593
West Haven, CT, General Obligation, BAM, 4%, 3/15/2028	215,000	251,790
West Haven, CT, General Obligation, BAM, 4%, 3/15/2029	200,000	236,069
West Haven, CT, General Obligation, BAM, 4%, 3/15/2030	125,000	148,296
Windham, CT, General Obligation, 2%, 9/30/2021	5,650,000	5,691,252

		$65,240,561
Delaware - 0.3%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4%, 9/01/2024	$215,000	$232,505
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 2.8%, 9/01/2026	330,000	340,205
Delaware Economic Development Authority, Exempt Facility Refunding Rev. (NRG Energy Project), “A”, 1.25%, 10/01/2045 (Put Date 10/01/2025)	3,750,000	3,765,133
Delaware Economic Development Authority, Gas Facilities Rev. (Delmarva Power and Light Co. Project), “A”, 1.05%, 1/01/2031 (Put Date 7/01/2025)	5,985,000	6,106,943

		$10,444,786
District of Columbia - 0.2%
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2026	$1,045,000	$1,243,432
District of Columbia, Housing Finance Agency, Multi-Family Development Program, “B-1”, FHA, 2.55%, 9/01/2023 (Put Date 3/01/2022)	5,000,000	5,093,065

		$6,336,497

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - 3.8%
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2021	$600,000	$616,046
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2022	600,000	643,782
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 3.375%, 5/01/2021	1,005,000	1,005,000
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 3.6%, 5/01/2022	1,040,000	1,070,907
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 3.75%, 5/01/2023	1,080,000	1,142,826
Broward County, FL, School Board, COP, “A”, AGM, 5%, 7/01/2028	4,505,000	5,275,299
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	607,164
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	721,309
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2022	1,050,000	1,093,352
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2023	700,000	760,169
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2024	1,000,000	1,118,915
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2025	400,000	461,654
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2026	285,000	337,167
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2027	880,000	1,064,185
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2028	625,000	769,702
Florida Development Finance Corp. Educational Facilities Rev. (Nova Southeastern University Project), “A”, 5%, 4/01/2029	500,000	625,384
Florida Higher Educational Facilities Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	626,404
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2027	480,000	583,585
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2028	1,500,000	1,857,297
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2029	1,295,000	1,628,492
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2030	1,990,000	2,483,041

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Housing Finance Corp, Multi-Family Housing Rev. (Azure Estates), “J”, 1.45%, 3/01/2023 (Put Date 3/01/2022)	$11,000,000	$11,106,031
Florida Housing Finance Corp., Multi-Family Mortgage Rev. (Valencia Park Apartments) “A”, 0.25%, 12/01/2023 (Put Date 12/01/2022)	9,000,000	9,010,542
Hillsborough County, FL, Wastewater Impact Fee Assessment Rev., 5%, 5/01/2023	2,350,000	2,572,617
Hillsborough County, FL, Wastewater Impact Fee Assessment Rev., 5%, 5/01/2024	2,500,000	2,845,797
Hillsborough County, FL, Wastewater Impact Fee Assessment Rev., 5%, 5/01/2025	5,115,000	6,021,032
Hillsborough County, FL, Wastewater Impact Fee Assessment Rev., 5%, 5/01/2026	2,425,000	2,939,278
Lee Memorial Health System, FL, Hospital Rev., “A-2”, 5%, 4/01/2033 (Put Date 4/01/2026)	5,135,000	6,067,879
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	204,557
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	459,197
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2023	2,640,000	2,937,487
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2024	2,500,000	2,894,474
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2025	1,500,000	1,789,039
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2029 (Prerefunded 10/01/2022)	17,000,000	18,131,984
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Cabana Club Apartments), 1.4%, 4/01/2023 (Put Date 4/01/2022)	1,170,000	1,175,202
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Liberty Square Phase Two LLC Project), 1.42%, 11/01/2040 (Put Date 5/01/2022)	5,250,000	5,309,255
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Park City Apartments), 0.35%, 4/01/2023 (Put Date 4/01/2022)	11,900,000	11,907,798
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Platform 3750), GNMA, 0.25%, 8/01/2024 (Put Date 8/01/2023)	2,215,000	2,218,202
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	320,000	343,391
Miami-Dade County, FL, Seaport Rev., “B”, 5%, 10/01/2023	1,500,000	1,640,508
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	1,844,167
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	1,906,296

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 5%, 8/15/2022	$500,000	$530,344
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,233,153
Pinellas County, FL, Housing Finance Authority Multi-Family Housing Rev. (Lexington Club at Renaissance Square Apartments), 0.3%, 4/01/2023 (Put Date 4/01/2022)	6,500,000	6,503,997
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2022	50,000	52,745
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2023	100,000	110,035
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2024	100,000	114,290
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2025	100,000	118,134
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2026	100,000	121,671
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2027	180,000	224,618
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2028	230,000	293,300
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2029	225,000	292,267
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2030	250,000	330,133
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2031	300,000	392,092
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,019,413

		$129,152,605
Georgia - 3.9%
Appling County, GA, Development Authority Pollution Control Rev. (Oglethorpe Power Corp. Hatch Project), “A”, 1.5%, 1/01/2038 (Put Date 2/03/2025)	$2,500,000	$2,564,307
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “A”, 2.375%, 1/01/2031	1,000,000	1,037,805
Atlanta, GA, Water & Wastewater Rev., “B”, 5%, 11/01/2025	1,000,000	1,205,216
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Bowen Project), 2.05%, 9/01/2029 (Put Date 11/19/2021)	4,135,000	4,174,133
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Bowen Project), 1.55%, 8/01/2043 (Put Date 8/19/2022)	3,000,000	3,048,303

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2026	$1,250,000	$1,531,550
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2027	1,550,000	1,952,229
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2028	1,665,000	2,148,489
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2029	1,680,000	2,214,413
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 5%, 7/01/2030	1,250,000	1,643,098
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 2.25%, 10/01/2032 (Put Date 5/25/2023)	2,885,000	2,993,998
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 1.5%, 1/01/2040 (Put Date 2/03/2025)	2,030,000	2,082,218
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 1.55%, 12/01/2049 (Put Date 8/19/2022)	4,000,000	4,064,404
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 2.925%, 11/01/2053 (Put Date 3/12/2024)	5,000,000	5,345,212
Carroll County, GA, School District General Obligation, 5%, 4/01/2024	675,000	767,821
Carroll County, GA, School District General Obligation, 5%, 4/01/2025	700,000	825,607
Carroll County, GA, School District General Obligation, 5%, 4/01/2026	1,100,000	1,340,704
Carroll County, GA, School District General Obligation, 5%, 4/01/2027	750,000	939,433
Carroll County, GA, School District General Obligation, 5%, 4/01/2028	500,000	642,261
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2022	450,000	469,254
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2023	520,000	566,366
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2024	535,000	606,396
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2025	800,000	938,441
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2026	1,715,000	2,074,507
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2027	500,000	621,040

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2028	$500,000	$635,322
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2029	580,000	752,400
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2030	440,000	580,483
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2022	575,000	596,663
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2024	590,000	664,654
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2025	610,000	710,561
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2028	1,530,000	1,924,336
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,020,082
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2021	700,000	701,022
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	9,010,523
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 4%, 8/01/2048 (Put Date 12/01/2023)	8,815,000	9,579,448
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, FLR, 0.825% (67% of LIBOR - 1mo. + 0.75%), 4/01/2048 (Put Date 9/01/2023)	10,000,000	10,058,079
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “B”, 4%, 8/01/2049 (Put Date 12/02/2024)	3,610,000	4,035,101
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 4%, 3/01/2050 (Put Date 9/01/2026)	16,910,000	19,605,457
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “D”, FLR, 0.907% (67% of LIBOR - 1mo. + 0.83%), 8/01/2048 (Put Date 12/01/2023)	8,420,000	8,493,758
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2027	850,000	1,039,936
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2028	1,285,000	1,605,684
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2029	1,110,000	1,407,652
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2030	1,170,000	1,506,896
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	1,750,000	1,784,266
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	1,750,000	1,923,377
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.25%, 7/01/2025	5,500,000	5,668,861

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.05%, 7/01/2049 (Put Date 11/19/2021)	$2,750,000	$2,776,025

		$131,877,791
Guam - 0.3%
Guam Education Financing Foundation (Guam Public School Facilities Project), “A”, COP, 5%, 10/01/2021 (n)	$2,425,000	$2,457,583
Guam Government Business Privilege Tax Rev., “A”, 5%, 1/01/2027	3,185,000	3,272,284
Guam International Airport Authority, “A”, 5%, 10/01/2023	905,000	965,853
Guam Port Authority Rev., “B”, 5%, 7/01/2023	500,000	538,350
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,528,123

		$8,762,193
Hawaii - 0.2%
City & County of Honolulu, HI, General Obligation, “A”, 5%, 9/01/2027	$2,015,000	$2,551,581
Hawaii Harbor System Rev., “A”, 5%, 7/01/2024	250,000	284,118
Hawaii Harbor System Rev., “A”, 5%, 7/01/2025	350,000	410,787
Hawaii Harbor System Rev., “A”, 5%, 7/01/2027	250,000	308,925
Hawaii Harbor System Rev., “A”, 5%, 7/01/2028	1,000,000	1,262,604
Hawaii Harbor System Rev., “A”, 5%, 7/01/2029	500,000	640,965

		$5,458,980
Idaho - 0.2%
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2026	$2,000,000	$2,392,163
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2027	2,100,000	2,574,572
Idaho Health Facilities Authority, Hospital Rev. (CHE Trinity Health Credit Group), “ID”, 0.1%, 12/01/2048 (Put Date 8/02/2021)	1,085,000	1,085,000

		$6,051,735
Illinois - 10.4%
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2025	$1,500,000	$1,685,229
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2027	1,500,000	1,749,678
Chicago, IL, “A”, 5%, 1/01/2022	1,000,000	1,026,907
Chicago, IL, “A”, 5%, 1/01/2028	5,000,000	6,071,083
Chicago, IL, “A”, 5%, 1/01/2029	3,000,000	3,702,593
Chicago, IL, “A”, 5%, 1/01/2031	2,000,000	2,432,310
Chicago, IL, Board of Education (School Reform), “A”, NPFG, 5.25%, 12/01/2023	3,875,000	4,199,921
Chicago, IL, Board of Education (School Reform), “A”, NPFG, 5.25%, 12/01/2023	5,735,000	6,215,883

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2022	$785,000	$775,058
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2023	675,000	658,319
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2028	4,435,000	3,812,109
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2022	1,855,000	1,831,506
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2023	8,170,000	7,968,099
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2026	1,925,000	1,761,788
Chicago, IL, Board of Education, “A”, AAC, 5.5%, 12/01/2024	5,430,000	6,294,259
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2025	2,500,000	2,952,695
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2026	3,000,000	3,637,208
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2027	2,750,000	3,410,408
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2028	2,250,000	2,845,360
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, 5%, 12/01/2027	3,000,000	3,616,796
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, AGM, 5%, 12/01/2027	10,000,000	12,401,482
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NPFG, 0%, 1/01/2026	6,640,000	6,143,461
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	4,550,000	5,189,494
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2028	3,160,000	3,469,554
Chicago, IL, General Obligation, “C”, 5%, 1/01/2024	1,210,000	1,242,628
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NPFG, 0%, 6/15/2024	7,075,000	6,836,616
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NPFG, 0%, 12/15/2026	1,275,000	1,167,800
Chicago, IL, Midway Airport Rev., Second Lien, “A”, 5.5%, 1/01/2030	3,060,000	3,306,279
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	883,845
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	5,779,028
Chicago, IL, O’Hare International Airport, Passenger Facility Charge Rev., “B”, 5%, 1/01/2030	580,000	596,389
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	3,375,000	3,383,976

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	$4,250,000	$4,426,891
Chicago, IL, Transit Authority Refunding Rev., 5%, 6/01/2026	2,600,000	3,147,347
Chicago, IL, Wastewater Transmission Rev., Second Lien, “B”, AGM, 5%, 1/01/2027	2,000,000	2,422,336
Chicago, IL, Water Rev., AGM, 5%, 11/01/2027	4,160,000	5,121,795
Chicago, IL, Water Rev., Second Lien, AGM, 5%, 11/01/2028	1,400,000	1,719,744
Cook County, IL, General Obligation Refunding, 5%, 11/15/2021	600,000	615,394
Cook County, IL, General Obligation Refunding, “A”, 3%, 11/15/2021	1,000,000	1,015,055
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2022	4,000,000	4,295,191
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2023	1,250,000	1,397,971
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2024	1,500,000	1,736,785
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2025	1,000,000	1,192,828
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2026	3,900,000	4,784,344
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2027	2,000,000	2,510,807
Cook County, IL, General Obligation Refunding, “C”, AGM, 5%, 11/15/2025	10,000,000	10,710,521
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2029	675,000	881,474
Cook County, IL, School District No. 111, General Obligation, AGM, 4%, 12/01/2029	550,000	644,160
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2029	935,000	1,184,712
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2030	1,040,000	1,312,535
Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2024	1,180,000	1,297,010
Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2025	1,230,000	1,378,417
DuPage County, IL, Carol Stream Park District, “C”, BAM, 4%, 11/01/2024	215,000	239,195
DuPage County, IL, Carol Stream Park District, “C”, BAM, 4%, 11/01/2025	450,000	512,191
DuPage County, IL, Carol Stream Park District, “C”, BAM, 4%, 11/01/2026	550,000	637,155
DuPage County, IL, Carol Stream Park District, “C”, BAM, 4%, 11/01/2031	925,000	1,098,150

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-1”, 4%, 11/01/2030	$2,325,000	$2,638,659
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-2”, 4%, 11/01/2030	2,330,000	2,644,005
Illinois Finance Authority Rev. (Carle Foundation), “A”, 5%, 8/15/2025 (w)	1,485,000	1,769,686
Illinois Finance Authority Rev. (Carle Foundation), “A”, 5%, 8/15/2026 (w)	1,925,000	2,364,876
Illinois Finance Authority Rev. (Carle Foundation), “A”, 5%, 8/15/2027 (w)	2,165,000	2,725,864
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2023	400,000	430,241
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2024	350,000	390,837
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2025	825,000	952,891
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, Unrefunded Balance, 4%, 5/15/2023	375,000	390,078
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, ETM, 4%, 5/15/2023	45,000	48,387
Illinois Finance Authority Rev. (Northshore University Health System), “A”, 5%, 8/15/2023	1,000,000	1,108,671
Illinois Finance Authority Rev. (OSF Healthcare System), “B-1”, 5%, 5/15/2050 (Put Date 11/15/2024)	4,000,000	4,533,802
Illinois Finance Authority Rev. (OSF Healthcare System), “B-2”, 5%, 5/15/2050 (Put Date 11/15/2026)	4,500,000	5,408,478
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2023	3,900,000	4,236,940
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,012,191
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2025	750,000	876,433
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2026	750,000	902,184
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2023 (w)	1,400,000	1,544,521
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2025 (w)	2,995,000	3,548,443
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinoisat Urbana-Champaign Project), “A”, 5%, 10/01/2027	250,000	313,324
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinoisat Urbana-Champaign Project), “A”, 5%, 10/01/2028	195,000	249,808

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinoisat Urbana-Champaign Project), “A”, 5%, 10/01/2029	$250,000	$326,470
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinoisat Urbana-Champaign Project), “A”, 5%, 10/01/2030	250,000	324,218
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinoisat Urbana-Champaign Project), “A”, 5%, 10/01/2031	235,000	303,468
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2024	1,350,000	1,543,374
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2025	750,000	885,326
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2026	1,300,000	1,581,721
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 5%, 7/01/2027	1,250,000	1,529,582
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	430,000	448,867
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2024	500,000	571,745
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2026	500,000	605,483
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2027	500,000	619,970
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2028	500,000	632,796
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2030	500,000	650,129
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2031	500,000	646,087

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2032	$425,000	$545,795
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 5%, 10/01/2033	500,000	637,721
Illinois Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.55%, 11/01/2044 (Put Date 11/01/2021)	1,905,000	1,906,402
Illinois Finance Authority, Water Facilities Refunding Rev. (American Water Capital Corp. Project), 0.7%, 5/01/2040 (Put Date 9/01/2023)	950,000	949,919
Illinois Housing Development Authority, Multi-Family Housing Rev. (Century Woods), FHLMC, 1.9%, 10/01/2022 (Put Date 10/01/2021)	1,270,000	1,278,916
Illinois Railsplitter Tobacco Settlement Authority Rev., 5%, 6/01/2023	2,500,000	2,731,758
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	1,605,000	1,611,509
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,135,000	1,140,011
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2025	3,250,000	3,742,349
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	3,300,000	3,914,940
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	2,500,000	3,044,768
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2029	2,405,000	3,053,078
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	965,000	1,079,452
Kane County, IL, School District No. 131 Rev., “A”, AGM, 5%, 12/01/2025	340,000	401,567
Kane County, IL, School District No. 131 Rev., “A”, AGM, 5%, 12/01/2026	665,000	806,248
Kane County, IL, School District No. 131 Rev., “B”, AGM, 5%, 12/01/2025	700,000	826,755
Kane County, IL, School District No. 131 Rev., “B”, AGM, 5%, 12/01/2026	410,000	497,085
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2023	200,000	210,793
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2025	545,000	605,862

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2027	$300,000	$345,178
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2028	300,000	349,529
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2031	1,800,000	2,066,005
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 3.375%, 12/01/2027	100,000	107,152
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	450,000	536,608
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	465,000	554,495
Madison, Macoupin, Etc. Counties, IL, Community College District No. 536, BAM, 5%, 11/01/2027	1,485,000	1,711,002
Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2026	2,385,000	2,239,100
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place Expansion Project), NPFG, 5.5%, 6/15/2029	3,110,000	3,690,464
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2025	80,000	88,720
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2027	165,000	189,264
Newport Township, IL, Fire Protection District, BAM, 4%, 1/01/2028	170,000	197,041
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2022	275,000	286,354
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2023	120,000	130,315
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2024	525,000	592,288
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2025	425,000	494,776
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2026	690,000	826,145
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2027	525,000	642,578
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2028	640,000	797,697
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2030	1,000,000	1,280,406
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 5%, 4/01/2032	1,325,000	1,683,676

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Northern Illinois University, Auxiliary Facilities System Rev., BAM, 5%, 10/01/2025 (w)	$325,000	$381,885
Northern Illinois University, Auxiliary Facilities System Rev., BAM, 5%, 10/01/2026 (w)	250,000	301,644
Northern Illinois University, Auxiliary Facilities System Rev., BAM, 4%, 10/01/2040 (w)	800,000	934,564
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2025	700,000	795,823
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2026	1,000,000	1,152,561
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 4%, 12/01/2027	1,270,000	1,487,017
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 5%, 12/01/2028	1,200,000	1,504,879
Peoria, IL, Public Building Commission, School District Facilities Rev., “A”, AGM, 5%, 12/01/2029	4,430,000	5,532,711
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	500,000	526,449
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2022	705,000	728,325
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2023	1,000,000	1,072,735
Sangamon County, IL, Springfield School District No. 186, “C”, AGM, 4%, 6/01/2024	785,000	867,245
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2025	1,000,000	1,168,061
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2026	3,000,000	3,613,306
State of Illinois, 5%, 2/01/2025	6,190,000	7,148,863
State of Illinois, AGM, 5%, 2/01/2027	910,000	1,008,625
State of Illinois, AGM, 4%, 2/01/2030	380,000	428,782
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	8,970,573
State of Illinois, NPFG, 6%, 11/01/2026	4,065,000	4,929,920
State of Illinois, “A”, 4%, 1/01/2025	1,775,000	1,814,462
State of Illinois, “A”, 5%, 11/01/2027	5,365,000	6,567,487
State of Illinois, “A”, 5%, 12/01/2024	220,000	252,752
State of Illinois, General Obligation, 4.875%, 5/01/2021	450,000	450,000
State of Illinois, General Obligation, “A”, 5%, 3/01/2022	110,000	114,177
State of Illinois, General Obligation, “A”, 5%, 3/01/2023	2,750,000	2,973,992
State of Illinois, General Obligation, “B”, 5%, 3/01/2022	3,500,000	3,632,900
State of Illinois, General Obligation, “B”, 5%, 3/01/2023	3,500,000	3,785,081
State of Illinois, General Obligation, “C”, 4%, 3/01/2022	8,500,000	8,752,820
State of Illinois, General Obligation, “C”, 4%, 3/01/2023	7,000,000	7,443,176
State of Illinois, General Obligation, “C”, 4%, 3/01/2024	365,000	398,954

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, Sales Tax Rev., BAM, 5%, 6/15/2025	$240,000	$261,322
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2025	380,000	450,309
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2026	915,000	1,112,668

		$348,447,113
Indiana - 2.2%
Ball State University Board of Trustees (Student Fee), “R”, 5%, 7/01/2024	$1,000,000	$1,143,240
Evansville, IN, Redevelopment Authority Lease Rental Rev. (Arena Project), BAM, 5%, 2/01/2025	1,000,000	1,162,524
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,021,696
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	595,000	601,183
Indiana Finance Authority Environmental Facilities Refunding Rev. (Indianapolis Power & Light Co.), “B”, 0.95%, 12/01/2038 (Put Date 4/01/2026)	1,655,000	1,651,280
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,033,340
Indiana Finance Authority, Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2027	740,000	901,118
Indiana Finance Authority, Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2028	775,000	959,875
Indiana Finance Authority, Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2029	1,140,000	1,417,171
Indiana Finance Authority, Hospital Rev. (Goshen Health), “A”, 5%, 11/01/2030	985,000	1,218,449
Indiana Finance Authority, Hospital Rev. (Goshen Health), “A”, 2.1%, 11/01/2049 (Put Date 11/01/2026)	2,700,000	2,845,263
Indiana Finance Authority, Hospital Rev. (Indiana University Health Obligated Group), “B”, 1.65%, 12/01/2042 (Prerefunded 1/01/2022)	3,000,000	3,029,598
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,164,922
Indianapolis, IN, Local Public Improvement (Indianapolis Airport Authority Project), “I”, 5%, 1/01/2023	1,000,000	1,075,950
Indianapolis, IN, Local Public Improvement (Indianapolis Airport Authority Project), “I”, 5%, 1/01/2028	1,000,000	1,155,020
Indianapolis, IN, Local Public Improvement, “A”, 5%, 6/01/2022	1,150,000	1,208,604
Indianapolis, IN, Local Public Improvement, “A”, 5%, 6/01/2023	1,400,000	1,535,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indianapolis, IN, Local Public Improvement, “A”, 5%, 6/01/2024	$1,800,000	$2,040,432
Indianapolis, IN, Local Public Improvement, “A”, 5%, 6/01/2025	3,415,000	3,990,312
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2028	1,100,000	1,407,369
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2029	1,000,000	1,308,629
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2030	1,300,000	1,689,922
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2031	1,500,000	1,936,924
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2025	1,500,000	1,759,212
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2026	1,500,000	1,785,268
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2026	1,210,000	1,460,067
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2027	1,515,000	1,851,554
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2027	1,000,000	1,236,795
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2028	1,000,000	1,250,588
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2028	1,435,000	1,787,959
Mount Vernon, IN, Environmental Improvement Rev. (Southern Indiana Gas and Electric Co. Project), 0.875%, 9/01/2055 (Put Date 9/01/2023)	2,045,000	2,047,409
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	800,000	857,334
Warrick County, IN, Environmental Improvement Rev. (Southern Indiana Gas And Electric Co.), 0.875%, 9/01/2055 (Put Date 9/01/2023)	1,290,000	1,291,519
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), 5%, 11/01/2047 (Put Date 11/01/2024)	7,500,000	8,672,413
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 12/01/2044 (Put Date 6/05/2026)	6,590,000	7,999,712
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 3/01/2046 (Put Date 3/01/2023)	3,000,000	3,251,241

		$74,749,493
Iowa - 0.4%
Iowa Finance Authority, Solid Waster Facility Rev. (Gevo NW Iowa RNG, LLC Project), 1.5%, 1/01/2042 (Put Date 4/01/2024)	$5,500,000	$5,561,034
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2022	1,375,000	1,472,149

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2024	$1,000,000	$1,145,434
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2025	1,425,000	1,673,947
Iowa Tobacco Settlement Authority Asset-Backed, “B-1”, 0.375%, 6/01/2030	3,000,000	3,000,763

		$12,853,327
Kansas - 0.5%
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2021 (n)	$1,200,000	$1,204,122
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2022 (n)	1,200,000	1,232,635
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2024 (n)	1,300,000	1,406,883
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2028	460,000	550,718
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2029	450,000	534,366
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2030	325,000	382,844
Lyon County, KS, Unified School District No. 253, 4%, 9/01/2031	350,000	407,834
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2026	1,770,000	1,854,469
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2027	1,865,000	1,954,359
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2028	1,960,000	2,049,337
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2029	2,060,000	2,147,952
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2030	2,165,000	2,250,258
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2031	2,270,000	2,356,922

		$18,332,699
Kentucky - 2.1%
Bowling Green, KY, Water and Sewer Rev., AGM, 5%, 6/01/2028	$1,845,000	$2,244,504
Bowling Green, KY, Water and Sewer Rev., AGM, 4%, 6/01/2030	2,180,000	2,521,081
Carroll County, KY, Environmental Facilities Rev. (Utilities Company Project), “A”, 3.375%, 2/01/2026	10,000,000	10,714,709
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2025	1,750,000	1,980,798
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2026	2,000,000	2,308,737
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2027	2,625,000	3,076,914
Kentucky Higher Education Student Loan Corp. Rev., “A”, 3%, 6/01/2029	760,000	758,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2022	$300,000	$314,313
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2023	350,000	381,075
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2024	700,000	786,422
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2025	1,350,000	1,553,958
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2026	2,000,000	2,345,835
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2027	3,000,000	3,563,707
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2028	1,150,000	1,376,120
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2029	700,000	842,533
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2026	1,190,000	1,266,795
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2027	1,105,000	1,181,601
Owen County, KY, Water Facilities Refunding Rev. (Kentucky-American Water Co. Project), 0.7%, 6/01/2040 (Put Date 9/01/2023)	850,000	849,145
Public Energy Authority of Kentucky, Gas Supply Rev., “B”, 4%, 1/01/2049 (Put Date 1/01/2025)	11,785,000	13,141,805
Public Energy Authority of Kentucky, Gas Supply Rev., “C-1”, 4%, 12/01/2049 (Put Date 6/01/2025)	15,000,000	16,907,748
University of Kentucky, General Receipts, “A”, 4%, 10/01/2029	1,000,000	1,140,780

		$69,257,418
Louisiana - 1.8%
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., “A”, 5%, 2/01/2022	$200,000	$207,187
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., “A”, 5%, 2/01/2023	300,000	325,023
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., “A”, 5%, 2/01/2024	325,000	366,314
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., “A”, 5%, 2/01/2025	475,000	554,507
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., “A”, 5%, 2/01/2026	100,000	120,461

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
East Baton Rouge, LA, Sewerage Commission Rev., “A”, 5%, 2/01/2029	$1,650,000	$2,136,343
East Baton Rouge, LA, Sewerage Commission Rev., “A”, 5%, 2/01/2030	800,000	1,059,428
East Baton Rouge, LA, Sewerage Commission Rev., “A”, 5%, 2/01/2031	1,000,000	1,319,367
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	1,460,000	1,465,363
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,226,187
Louisiana Gas and Fuels Tax Rev., 0.55%, 5/01/2043 (Put Date 5/01/2022)	2,545,000	2,545,215
Louisiana Gas and Fuels Tax Rev., 0.6%, 5/01/2043 (Put Date 5/01/2023)	2,545,000	2,549,023
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2027 (Put Date 12/01/2023)	2,705,000	2,749,294
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2033 (Put Date 12/01/2023)	2,200,000	2,236,025
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), “A”, 1.65%, 9/01/2034 (Put Date 12/01/2023)	1,690,000	1,717,673
Louisiana Public Facilities Authority Rev. (Ochsner Clinic Foundation Project), “B”, 5%, 5/15/2050 (Put Date 5/15/2025)	4,600,000	5,392,463
Louisiana Public Facilities Authority Rev. (Tulane University Project), “A”, 5%, 4/01/2025	915,000	1,070,241
Louisiana Public Facilities Authority Rev. (Tulane University Project), “A”, 5%, 4/01/2028	1,000,000	1,259,213
Louisiana Public Facilities Authority Rev. (Tulane University Project), “A”, 5%, 4/01/2029	750,000	963,099
Louisiana Stadium & Exposition District Rev., 5%, 7/03/2023	3,650,000	3,922,746
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,364,434
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 4%, 1/01/2026	4,105,000	4,585,455
New Orleans, LA, Regional Transit Authority Sale Tax Refunding Rev., “A”, AGM, 5%, 1/01/2030	1,935,000	2,508,597
New Orleans, LA, Regional Transit Authority Sale Tax Refunding Rev., “A”, AGM, 5%, 1/01/2032	4,060,000	5,291,288
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2023	1,480,000	1,614,621
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2024	350,000	396,063
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2026	735,000	865,870
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2027	945,000	1,109,703
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2029 (Prerefunded 6/01/2025)	1,890,000	2,228,447

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Shreveport, LA, Water & Sewer Rev., “B”, AGM, 5%, 12/01/2027	$670,000	$845,887
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,500,672

		$59,496,209
Maine - 0.2%
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 5%, 7/01/2026	$400,000	$486,004
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 5%, 7/01/2027	600,000	748,318
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 5%, 7/01/2028	1,000,000	1,276,009
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 5%, 7/01/2029	750,000	974,224
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 5%, 7/01/2030	800,000	1,058,049
Maine Municipal Bond Bank, “B”, 5%, 11/01/2024	1,000,000	1,163,894
Maine Municipal Bond Bank, “B”, 5%, 11/01/2025	1,000,000	1,204,225

		$6,910,723
Maryland - 1.0%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2024	$850,000	$882,090
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2030	1,000,000	1,046,748
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing District), 3%, 7/01/2024	880,000	908,248
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4%, 2/15/2028 (n)	450,000	480,519
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “D”, 4%, 9/01/2036	1,255,000	1,327,058
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2026	160,000	195,109
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2027	245,000	305,600
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 9/01/2028	195,000	248,591
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	1,350,000	1,493,186
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,812,397

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	$650,000	$753,135
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2023 (w)	800,000	834,433
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2024 (w)	540,000	580,963
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2025 (w)	475,000	524,252
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2026 (w)	495,000	559,155
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2027 (w)	430,000	495,493
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2028 (w)	300,000	350,531
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2029 (w)	290,000	343,410
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2030 (w)	285,000	341,248
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health Issue), 5%, 8/15/2025	3,490,000	4,077,964
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “B-2”, 5%, 7/01/2045 (Put Date 7/01/2027)	2,445,000	2,980,791
Prince George’s County, MD, Public Improvement, “A”, 5%, 9/15/2024	7,000,000	8,111,942
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,069,236
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	5,520,244

		$35,242,343
Massachusetts - 2.0%
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	$6,185,000	$6,258,510
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2026	475,000	575,789
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2027	600,000	745,875
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2028	520,000	656,962
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2027	2,000,000	2,506,591
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2028	2,340,000	2,997,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Caregroup, Inc.), “I”, 5%, 7/01/2027	$2,435,000	$2,963,328
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2022	2,240,000	2,365,680
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2023	1,375,000	1,516,753
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	205,000	219,732
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2025	1,500,000	1,765,913
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2026	1,750,000	2,121,326
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2027	2,000,000	2,486,250
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,138,160
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2025	1,150,000	1,349,729
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2026	1,500,000	1,812,369
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2027	1,000,000	1,235,702
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2028	780,000	986,667
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2029	850,000	1,077,107
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2021	250,000	254,801
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2022	275,000	293,150
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2023	325,000	359,217
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2024	365,000	417,639
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2025	350,000	412,752
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2026	350,000	424,249
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2027	500,000	620,669
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2029	1,275,000	1,644,937
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “C”, AGM, 5%, 10/01/2031	1,150,000	1,504,702

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2023	$250,000	$274,745
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2024	600,000	684,520
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2025	850,000	995,339
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2026	1,000,000	1,199,295
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 5%, 7/01/2027	1,500,000	1,828,533
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 2.625%, 7/01/2036	830,000	844,121
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 5%, 1/01/2025	3,450,000	3,978,052
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	4,165,000	4,255,949
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	1,915,000	1,969,224
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, Unrefunded Balance, 8/15/2022	7,935,000	8,430,323
Massachusetts School Building Authority, Sales Tax Rev., “A”, ETM, 5%, 8/15/2022	470,000	499,087

		$65,671,448
Michigan - 2.5%
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2023	$1,250,000	$1,370,879
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2025	1,000,000	1,134,788
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2029	1,000,000	1,129,753
Detroit, MI, General Obligation, “B”, 2.017%, 4/01/2023	350,000	350,369
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2022	1,030,000	1,057,101
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2023	1,045,000	1,098,417
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2024	1,075,000	1,153,761
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2025	675,000	735,970
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2027	1,095,000	1,224,924
Flint, MI, Public Library Building & Site Rev., AGM, 3%, 5/01/2028	1,125,000	1,268,914
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	557,874
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	706,303

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Hospital Rev. (McLaren Health Care), “D-1”, 1.2%, 10/15/2030 (Put Date 4/13/2028) (w)	$1,470,000	$1,475,024
Michigan Finance Authority Hospital Rev. (McLaren Health Care), “D-2”, 1.2%, 10/15/2038 (Put Date 4/13/2028) (w)	1,850,000	1,856,322
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2044 (Put Date 2/01/2025)	10,000,000	11,661,656
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2026	1,000,000	1,183,150
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2021	1,000,000	1,007,543
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-1”, 5%, 7/01/2021	400,000	403,017
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2021	3,500,000	3,526,686
Michigan Finance Authority Tobacco Settlement (2007 Sold Tobacco Receipts), “A”, 5%, 6/01/2027	2,700,000	3,360,781
Michigan Finance Authority Tobacco Settlement (2007 Sold Tobacco Receipts), “A”, 1.25%, 6/01/2030	1,250,000	1,252,915
Michigan Finance Authority Tobacco Settlement (2007 Sold Tobacco Receipts), “A”, 5%, 6/01/2030	2,000,000	2,638,013
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	3,335,000	3,442,205
Michigan Housing Development Authority, Single Family Mortgage Rev., “C”, 2.05%, 12/01/2022	1,000,000	1,020,775
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2027	2,000,000	2,499,120
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2028	3,000,000	3,787,518
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2028	3,000,000	3,824,534
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,497,601
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2031	5,160,000	5,802,032
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2027	1,000,000	1,239,069
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2028	1,125,000	1,423,077

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2029	$1,000,000	$1,287,281
Saginaw, MI, Hospital Finance Authority Rev. (Covenant Medical Center, Inc.), “J”, 5%, 7/01/2030	500,000	654,724
Wayne and Monroe Counties, MI, South Huron Valley Utility Authority, Sewage Disposal System Improvement Rev. , BAM, 5%, 5/01/2027	810,000	1,002,884
Wayne and Monroe Counties, MI, South Huron Valley Utility Authority, Sewage Disposal System Improvement Rev. , BAM, 5%, 5/01/2028	1,170,000	1,482,161
Wayne and Monroe Counties, MI, South Huron Valley Utility Authority, Sewage Disposal System Improvement Rev. , BAM, 5%, 5/01/2029	1,235,000	1,590,470
Wayne and Monroe Counties, MI, South Huron Valley Utility Authority, Sewage Disposal System Improvement Rev. , BAM, 5%, 5/01/2030	735,000	963,015
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	290,972
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	420,336
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2026	1,745,000	2,131,510
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2027	2,775,000	3,469,286
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2028	2,595,000	3,311,716
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	448,471

		$82,742,917
Minnesota - 0.6%
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2022	$610,000	$616,159
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2023	630,000	642,477
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2024	650,000	672,378
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2025	675,000	701,859
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2027	730,000	794,365
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2028	765,000	827,254

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Independent School District No. 709, “A”, COP, STAPRP, 5%, 2/01/2025	$135,000	$155,423
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2026	430,000	509,568
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2028	125,000	155,280
Duluth, MN, Independent School District No. 709, “A”, COP, 5%, 2/01/2025	500,000	575,641
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2025	250,000	291,718
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2026	200,000	240,615
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2023	500,000	549,391
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2024	615,000	697,168
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2025	850,000	990,953
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2026	700,000	835,818
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 5%, 11/01/2027	700,000	853,863
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037	3,215,000	3,492,199
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	5,059,426

		$18,661,555
Mississippi - 2.4%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2021	$595,000	$597,891
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2023	185,000	200,386
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2024	2,780,000	3,108,340
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2025	3,680,000	4,229,389
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2026	3,195,000	3,763,073
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	1,960,000	2,284,550
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2028	380,000	440,338
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2029	355,000	409,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2031	$380,000	$434,310
Jackson, MI, Development Bank Special Obligation (Sales Tax Revenue Infrastructure Project), 5%, 9/01/2028	1,200,000	1,515,326
Jackson, MS, General Obligation Refunding, 5%, 3/01/2022	335,000	347,763
Jackson, MS, General Obligation Refunding, 5%, 3/01/2023	320,000	346,493
Jackson, MS, General Obligation Refunding, 5%, 3/01/2024	500,000	565,380
Jackson, MS, General Obligation Refunding, 5%, 3/01/2025	1,000,000	1,171,898
Jackson, MS, General Obligation Refunding, 5%, 3/01/2026	825,000	998,513
Mississippi Business Finance Corp., Rev. (System Energy Resources, Inc. Project), 2.5%, 4/01/2022	10,000,000	10,055,949
Mississippi Development Bank Special Obligation (Gulfport Public Improvement Project), BAM, 5%, 11/01/2030	1,745,000	2,161,336
Mississippi Development Bank Special Obligation (Jackson, MS, Sales Tax Rev. Infrastructure Project), 5%, 9/01/2021	250,000	253,597
Mississippi Development Bank Special Obligation (Jackson, MS, Sales Tax Rev. Infrastructure Project), 5%, 9/01/2022	285,000	301,405
Mississippi Development Bank Special Obligation (Jackson, MS, Sales Tax Rev. Infrastructure Project), 5%, 9/01/2024	740,000	843,096
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,084,130
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2024	750,000	860,353
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2028	1,400,000	1,759,522
Mississippi Home Corp., Multi-Family Housing Rev. (Gateway Affordable Communities Project), 2.4%, 2/01/2022 (Prerefunded 8/01/2021)	5,000,000	5,025,334
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	7,367,541
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2044 (Put Date 9/01/2025)	7,000,000	8,034,420
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2025	530,000	628,310
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2026	625,000	761,272
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2027	800,000	996,997
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2028	975,000	1,238,694
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2029	400,000	516,426
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2040 (Put Date 3/01/2027)	5,040,000	6,017,055

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
State of Mississippi, “B”, 5%, 12/01/2025	$415,000	$500,278
Warren County, MS, Gulf Opportunity Zone Rev. (International Paper Co. Project), 2.9%, 9/01/2032 (Put Date 9/01/2023)	4,000,000	4,213,032
Warren County, MS, Gulf Opportunity Zone Rev. (International Paper Co. Project), “A”, 1.375%, 5/01/2034 (Put Date 6/16/2025)	3,500,000	3,592,818
Warren County, MS, Gulf Opportunity Zone Rev. (International Paper Co. Project), “C”, 1.375%, 8/01/2027 (Put Date 6/16/2025)	3,000,000	3,079,558
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2024	400,000	448,593
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2025	585,000	680,068
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2026	525,000	608,346

		$81,440,788
Missouri - 1.6%
Brentwood & Maplewood, MO, Hanley Road Corridor Transportation Development District, Transportation Sales Tax Refunding Rev., 1%, 10/01/2027	$660,000	$649,046
Brentwood & Maplewood, MO, Hanley Road Corridor Transportation Development District, Transportation Sales Tax Refunding Rev., 1.625%, 10/01/2033	65,000	63,288
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2029	4,000,000	5,128,699
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2030	2,000,000	2,537,134
Kansas City, MO, Industrial Development Authority, Airport Special Obligation Bonds (International Airport Terminal Modernization Project), “B”, 5%, 3/01/2031	1,250,000	1,572,380
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Rev. (Cathedral Towers), 0.35%, 12/01/2024 (Put Date 6/01/2022)	7,000,000	7,009,843
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Rev. (Cathedral Towers), 0.35%, 12/01/2024 (Put Date 6/01/2022)	8,000,000	8,011,698
Missouri Development Finance, Solid Waste Disposal Rev. (Procter & Gamble Paper Products Co. Project), 5.2%, 3/15/2029	300,000	383,460
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 3%, 8/01/2022 (w)	130,000	133,591
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 4%, 8/01/2024 (w)	155,000	170,005
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 4%, 8/01/2026 (w)	205,000	232,952
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 4%, 8/01/2028 (w)	420,000	486,288

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 4%, 8/01/2030 (w)	$300,000	$350,831
Missouri Health & Educational Facilities Authority Rev. (BJC Health System), “A”, 4%, 5/01/2051 (Put Date 5/01/2026)	10,000,000	11,657,426
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	566,707
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2025	215,000	244,971
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2027	2,500,000	3,125,066
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2028	7,820,000	10,009,798
Wentzville, MO, School District R-IV, General Obligation Refunding & Improvement Rev. (Missouri Direct Deposit Program), 4%, 3/01/2029	1,555,000	1,830,898

		$54,164,081
Montana - 0.2%
Montana Board of Investments, 0.15%, 3/01/2029 (Put Date 3/01/2022)	$4,395,000	$4,396,449
Montana Board of Investments, 0.15%, 3/01/2032 (Put Date 3/01/2022)	2,385,000	2,385,786

		$6,782,235
Nebraska - 0.4%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), 5%, 9/01/2021	$2,000,000	$2,030,775
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 4), 5%, 3/01/2050 (Put Date 1/01/2024)	8,500,000	9,460,071
Nebraska Public Power District Rev., “A”, 5%, 1/01/2023 (w)	1,400,000	1,478,427
Nebraska Public Power District Rev., “A”, 5%, 1/01/2025 (w)	525,000	596,132
Nebraska Public Power District Rev., “B”, 5%, 1/01/2023 (w)	450,000	475,209

		$14,040,614
Nevada - 0.7%
Clark County, NV, School District General Obligation, “A”, AGM, 5%, 6/15/2029	$2,120,000	$2,772,501
Clark County, NV, School District General Obligation, “A”, AGM, 5%, 6/15/2030	1,750,000	2,323,030
Clark County, NV, School District General Obligation, “A”, AGM, 5%, 6/15/2032	900,000	1,187,945
Nevada Department of Business and Industry Rev. (Brightline West Passenger Rail Project), “A”, 0.5%, 1/01/2050 (Put Date 7/01/2021) (n)	2,000,000	2,000,346

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - continued
Sparks, NV, Tourism Improvement District No. 1 Rev. (Legends at Sparks Marina), “A”, 2.5%, 6/15/2024 (n)	$380,000	$384,253
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Company Project), “C”, 0.625%, 3/01/2036 (Put Date 4/15/2022)	3,000,000	3,007,483
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Projects), “F”, 2.05%, 3/01/2036 (Put Date 4/15/2022)	10,250,000	10,413,552

		$22,089,110
New Hampshire - 0.3%
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2024	$55,000	$59,635
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2025	290,000	322,944
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2026	265,000	301,872
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2028	580,000	667,222
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2029	300,000	342,454
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2030	280,000	317,708
National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2031	295,000	333,009
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Company Project), “A”, 2.8%, 10/01/2033 (Put Date 10/02/2023)	5,000,000	5,225,622
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.25%, 6/01/2026	3,040,000	3,367,264

		$10,937,730
New Jersey - 7.5%
Atlantic City, NJ, Board of Education, 4%, 4/01/2022	$150,000	$154,696
Atlantic City, NJ, Board of Education, 4%, 4/01/2023	150,000	159,662
Atlantic City, NJ, Board of Education, 4%, 4/01/2024	160,000	176,876
Atlantic City, NJ, Board of Education, 4%, 4/01/2025	175,000	198,887
Atlantic City, NJ, Board of Education, 4%, 4/01/2026	100,000	114,059
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2024	345,000	385,962
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2027	200,000	243,931
Gloucester County, NJ, Improvement Authority Rev. (Rowan University Student Center Project), 0.6%, 3/01/2024	2,155,000	2,156,511
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2025	1,205,000	1,433,775

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2026	$900,000	$1,099,156
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2025	795,000	942,273
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2026	600,000	733,434
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,506,254
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,138,033
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2025	1,000,000	1,175,066
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2026	1,000,000	1,208,300
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 7/01/2021	425,000	428,218
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	568,181
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	662,531
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2025	1,610,000	1,893,832
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2026	2,000,000	2,418,941
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2027	1,500,000	1,854,968
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2028	3,000,000	3,684,945
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2022	200,000	210,537
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2023	220,000	241,664
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2024	300,000	342,042
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2025	500,000	588,147
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2026	565,000	683,351

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2027	$410,000	$507,025
New Jersey Economic Development Authority Rev. (School Facilities Construction), “QQQ”, 5%, 6/15/2028	400,000	503,342
New Jersey Economic Development Authority Rev. (School Facilities Construction), “XX”, 5%, 6/15/2021	1,005,000	1,010,430
New Jersey Economic Development Authority Rev., School Facilities Construction, Capital Appreciation, “DDD”, AGM, 0%, 12/15/2026	9,445,000	8,910,420
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	495,000	500,635
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	8,495,000	10,612,272
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	6,885,000	8,496,274
New Jersey Economic Development Authority, State Lease Rev. (State House Project), “B”, 5%, 6/15/2026	1,085,000	1,312,276
New Jersey Economic Development Authority, Water Facilities Rev. (American Water Co., Inc. Project), “B”, 1.2%, 11/01/2034 (Put Date 6/01/2023)	9,000,000	9,116,187
New Jersey Economic Development Authority, Water Facilities Rev. (American Water Co., Inc. Project), “E”, 0.85%, 12/01/2025	1,135,000	1,128,100
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, NPFG, 5.25%, 7/01/2025	5,000,000	5,953,290
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2023	1,615,000	1,779,798
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,465,862
New Jersey Health Care Facilities, Financing Authority Rev.
(University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,678,474
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2027	2,000,000	2,489,841
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “A”, 2.375%, 12/01/2029	8,165,000	8,444,006
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2024	2,350,000	2,712,445
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2025	2,600,000	3,083,632
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2026	2,300,000	2,788,526
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2027	1,550,000	1,911,198

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2028	$1,000,000	$1,248,264
New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit Rev. (Pilgrim Baptist Village I & II), “E”, 1.5%, 9/01/2022 (Put Date 9/01/2021)	5,000,000	5,020,953
New Jersey Housing and Mortgage Finance Agency, Multi-Family Conduit Rev. (Riverside Village Family Apartments (Phase I) Project), “F”, HUD Section 8, 1.35%, 12/01/2022	5,300,000	5,390,662
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2023	1,750,000	1,916,558
New Jersey Tobacco Settlement Financing Corp., “B”, 3.2%, 6/01/2027	6,250,000	6,408,220
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	1,985,000	2,477,871
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2025 (w)	5,500,000	6,138,935
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2026 (w)	9,000,000	10,308,330
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2027 (w)	8,000,000	9,352,400
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2028 (w)	10,000,000	11,888,500
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2024	4,000,000	4,554,950
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	470,000	567,050
New Jersey Transportation Trust Fund Authority, Transportation Program (SIFMA Index Multimodal Notes), “BB-2”, FLR, 1.26% (SIFMA + 1.2%), 6/15/2034 (Put Date 12/15/2021)	10,000,000	10,004,544
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, NPFG, 5.75%, 6/15/2023	1,010,000	1,127,021
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, AAC, 5.25%, 12/15/2023	155,000	174,911
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NPFG, 5.5%, 12/15/2021	5,000,000	5,160,907
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2025	550,000	530,091
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2026	2,500,000	2,345,370
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2028	6,635,000	5,893,277
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	1,890,000	1,512,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NPFG, 0%, 12/15/2027	$3,780,000	$3,449,831
New Jersey Turnpike Authority, Turnpike Rev., “B”, 0.897%, 1/01/2025	1,905,000	1,904,207
New Jersey Turnpike Authority, Turnpike Rev., “B”, 1.047%, 1/01/2026	2,380,000	2,365,099
Newark, NJ General Capital Improvement, “C”, 2%, 10/05/2021	4,150,000	4,180,095
Newark, NJ, General Obligation Refunding, “A”, AGM, 5%, 10/01/2023	750,000	828,202
Newark, NJ, General Obligation Refunding, “A”, AGM, 5%, 10/01/2025	700,000	824,173
Newark, NJ, General Obligation Refunding, “A”, AGM, 5%, 10/01/2026	475,000	574,095
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2024	1,440,000	1,668,750
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2025	1,850,000	2,214,364
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2026	1,725,000	2,125,023
South Jersey, NJ, Transportation Authority System Rev., “A”, AGM, 5%, 11/01/2029	1,750,000	2,290,381
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2023	13,000,000	14,007,395
State of New Jersey, COVID-19 General Obligation, “A”, 5%, 6/01/2027	13,360,000	16,655,427
Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2022	1,325,000	1,384,194
Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2023	1,000,000	1,082,270

		$250,383,404
New Mexico - 0.6%
Clayton, NM, Jail Project Improvement Rev., NPFG, 5%, 11/01/2029	$1,000,000	$1,149,158
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 1.1%, 6/01/2040 (Put Date 6/01/2023)	7,000,000	7,086,603
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “F”, 1.2%, 6/01/2040 (Put Date 6/01/2022)	1,750,000	1,761,987
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2024	175,000	190,627
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2025	150,000	166,520
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 5%, 9/01/2026	300,000	353,804
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 5%, 9/01/2028	225,000	275,297

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - continued
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 5%, 9/01/2030	$450,000	$566,015
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 5%, 9/01/2031	300,000	375,559
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 5%, 9/01/2032	350,000	436,502
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2021	225,000	225,674
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2022	445,000	464,031
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2023	600,000	651,970
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2024	960,000	1,080,081
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2025	1,055,000	1,223,520
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2026	1,000,000	1,189,095
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2027	750,000	912,652
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2028	800,000	993,041
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2029	835,000	1,050,664
New Mexico Hospital Equipment Loan Council, Hospital System and Improvement Rev. (San Juan Regional Medical Center), 5%, 6/01/2030	525,000	670,426

		$20,823,226
New York - 6.8%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d.b.a. Jefferson’s Ferry Project), “B”, 1.625%, 11/01/2025	$6,585,000	$6,712,824
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2024	500,000	565,947

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2025	$500,000	$585,466
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2026	500,000	602,931
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2027	950,000	1,173,177
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2028	1,225,000	1,546,255
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2029	2,100,000	2,698,502
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2030	900,000	1,174,967
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,144,161
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	20,000,000	21,241,966
Metropolitan Transportation Authority, NY, Transportation Rev., “D-2a-1”, AGM, 0.557%, 11/01/2032 (Put Date 4/01/2024)	7,000,000	6,999,455
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2021	575,000	590,075
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2022	400,000	428,327
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2023	500,000	556,481
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2024	600,000	690,468
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2027	700,000	871,109
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2028	615,000	780,776
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2029	750,000	965,396
Monroe County, NY Industrial Development Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2030	750,000	978,016
Nassau County, NY, Interim Finance Authority Sales Tax, “B”, 1.278%, 11/15/2028	6,000,000	5,844,054
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	200,000	201,360
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	262,378
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 2/01/2024	250,000	283,178

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 8/01/2024	$275,000	$317,638
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 2/01/2025	225,000	264,679
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 8/01/2025	200,000	239,410
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 2/01/2026	250,000	304,292
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 8/01/2026	300,000	370,915
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 8/01/2027	500,000	636,004
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 5%, 2/01/2028	425,000	538,711
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 2/01/2029	635,000	751,292
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 8/01/2029	550,000	650,689
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 8/01/2030	550,000	649,763
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 2/01/2031	625,000	736,957
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 8/01/2031	550,000	648,555
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2023 (n)	1,300,000	1,432,061
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2025 (n)	2,400,000	2,802,901
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, 3%, 8/01/2032 (Put Date 7/01/2025)	11,125,000	12,149,183
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	300,000	310,090
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2022	250,000	267,869
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2023	1,350,000	1,505,078
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2024	1,250,000	1,434,175
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2025	1,100,000	1,299,727
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2022	1,805,000	1,939,061

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2023	$1,900,000	$2,124,498
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2024	1,000,000	1,157,697
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2025	1,600,000	1,907,941
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2027	1,435,000	1,796,097
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2025	11,030,000	12,636,150
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2028	3,965,000	4,899,969
New York, NY, “I”, 5%, 8/01/2022	7,500,000	7,954,933
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “A-2”, FHA, 0.9%, 5/01/2025	500,000	502,327
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “A-2”, FHA, 1%, 11/01/2025	1,450,000	1,456,565
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “A-2”, FHA, 1.1%, 5/01/2026	3,305,000	3,320,638
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “A-2”, FHA, 1.15%, 11/01/2026	1,290,000	1,295,827
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “K-1-A”, 3.05%, 11/01/2027	5,195,000	5,292,511
New York, NY, General Obligation, “F-1”, 5%, 3/01/2023	1,750,000	1,902,939
New York, NY, Housing Development Corp. Multi-Family Housing Rev., “I-2”, 0.7%, 11/01/2060 (Put Date 5/01/2025)	4,205,000	4,219,033
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “A-3”, 1.125%, 5/01/2060 (Put Date 11/01/2024)	6,000,000	6,041,824
New York, NY, Housing Finance Agency Affordable Housing Rev., “L-2”, 0.75%, 11/01/2025	1,200,000	1,200,888
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Queens Baseball Stadium Project), “A”, AGM, 5%, 1/01/2024	750,000	843,027
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Queens Baseball Stadium Project), “A”, AGM, 5%, 1/01/2025	1,000,000	1,165,681
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Queens Baseball Stadium Project), “A”, AGM, 5%, 1/01/2026	1,000,000	1,202,054
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Queens Baseball Stadium Project), “A”, AGM, 5%, 1/01/2027	1,000,000	1,235,261
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 5%, 3/01/2030	1,500,000	1,951,306

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2031	$2,000,000	$2,444,270
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2032	680,000	826,971
New York, NY, Industrial Development Agency Pilot Refunding Rev., (Yankee Stadium Project), “A”, AGM, 5%, 3/01/2028	1,000,000	1,255,490
New York, NY, Industrial Development Agency Pilot Refunding Rev., (Yankee Stadium Project), “A”, AGM, 5%, 3/01/2029	1,250,000	1,599,499
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2025	1,535,000	1,826,607
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2026	6,500,000	7,990,434
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), “A”, 5%, 12/01/2031	1,320,000	1,732,743
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2026	1,625,000	1,804,963
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2027	1,425,000	1,576,780
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2028	1,000,000	1,102,290
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 5%, 12/01/2029	175,000	192,424
Oyster Bay, NY, Public Improvement Rev., AGM, 4%, 3/01/2025	1,145,000	1,296,596
Oyster Bay, NY, Public Improvement Rev., AGM, 4%, 3/01/2026	575,000	666,824
Oyster Bay, NY, Public Improvement Rev., BAM, 4%, 11/01/2025	750,000	863,671
Oyster Bay, NY, Public Improvement Rev., BAM, 4%, 11/01/2026	800,000	941,272
Oyster Bay, NY, Public Improvement Rev., BAM, 4%, 11/01/2027	675,000	809,908
Port Authority of NY & NJ (207th Series), 5%, 9/15/2027	1,755,000	2,191,034
Port Authority of NY & NJ (226th Series), 5%, 10/15/2025 (w)	1,475,000	1,737,085
Port Authority of NY & NJ (226th Series), 5%, 10/15/2026 (w)	2,000,000	2,418,487
Port Authority of NY & NJ (226th Series), 5%, 10/15/2027 (w)	3,650,000	4,511,673
Port Authority of NY & NJ (226th Series), 5%, 10/15/2028 (w)	3,500,000	4,404,722
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2021	2,040,000	2,046,445
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2022	1,070,000	1,115,965
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2023	1,125,000	1,211,301
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2024	465,000	513,302
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2025	235,000	263,918
Suffolk County, NY, “B”, AGM, 5%, 10/15/2025	7,000,000	8,342,085
Suffolk County, NY, “A”, BAM, 5%, 4/01/2027	2,360,000	2,915,951
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2025	1,000,000	1,177,677
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2026	2,000,000	2,427,032

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2027	$1,500,000	$1,869,275
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 0.387%, 1/01/2032 (Put Date 2/01/2024)	1,450,000	1,450,155
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), “A-2”, 2%, 5/15/2045 (Put Date 5/15/2028) (w)	10,000,000	10,811,041

		$226,591,375
North Carolina - 1.4%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), “A”, 1.375%, 5/01/2034 (Put Date 6/16/2025)	$1,000,000	$1,026,519
Durham, SC, Multifamily Housing Authority Rev. (JJ Henderson Senior Apartment Project), 0.3%, 6/01/2024 (Put Date 6/01/2023)	1,095,000	1,097,183
New Hanover County, NC, General Obligation School, 5%, 9/01/2024	2,615,000	3,026,090
New Hanover County, NC, General Obligation School, 5%, 9/01/2025	2,140,000	2,564,882
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, AGM, 5%, 6/01/2022	665,000	697,041
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, AGM, 5%, 6/01/2023	325,000	353,855
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, AGM, 5%, 6/01/2024	700,000	787,559
North Carolina Education Assistance Authority, Student Loan Rev., “A”, 5%, 6/01/2025	250,000	286,695
North Carolina Education Assistance Authority, Tax-Exempt Student Loan Rev., “A”, 5%, 6/01/2027	1,250,000	1,492,836
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 4%, 10/01/2027	600,000	702,917
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 2/01/2024	15,635,000	17,608,775
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2026	1,500,000	1,798,492
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2027	4,000,000	4,933,551
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2025	645,000	759,530
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026	1,000,000	1,212,622

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
Sanford, NC, Housing Authority Multi-Family Housing Rev. (Mahhews Garden Gilmore), HUD Section 8, 0.3%, 10/01/2023 (Put Date 10/01/2022)	$6,000,000	$6,007,360
Wayne County, NC, Limited Obligation, 4%, 6/01/2029	1,035,000	1,215,543

		$45,571,450
North Dakota - 0.3%
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2025	$2,265,000	$2,396,587
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2026	1,195,000	1,261,303
McKenzie County, ND, State Aid Certificates of Indebtedness, 4%, 8/01/2027	3,360,000	3,536,856
Williston, ND, Airport Rev., 4%, 11/01/2029	2,310,000	2,463,633

		$9,658,379
Ohio - 2.8%
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev. (Summa Health Obligated Group), 5%, 11/15/2026	$530,000	$638,707
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev. (Summa Health Obligated Group), 5%, 11/15/2028	240,000	299,357
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2024	2,000,000	2,232,790
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2025	1,970,000	2,276,163
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2026	3,000,000	3,574,158
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2029 (Prerefunded 1/01/2022)	1,250,000	1,290,383
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,456,605
Columbus, OH, 5%, 7/01/2022	2,350,000	2,483,552
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2026	2,000,000	2,355,123
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2027	2,150,000	2,592,640
Franklin County, OH, Rev. (Trinity Health Credit Group), “OH”, 0.1%, 12/01/2046 (Put Date 8/02/2021)	1,515,000	1,515,000
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2026 (w)	500,000	604,043
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2027 (w)	580,000	715,710
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2028 (w)	1,455,000	1,833,229
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2029 (w)	1,560,000	2,001,276
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2030 (w)	1,000,000	1,304,449

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2031 (w)	$1,000,000	$1,327,940
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2032 (w)	900,000	1,190,254
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2033 (w)	800,000	1,050,154
Middleburg Heights, OH, Hospital Facilities Rev. (Southwest General Health Center), “A”, 5%, 8/01/2034 (w)	1,000,000	1,308,241
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2023	225,000	248,838
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2024	205,000	235,347
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2025	500,000	592,943
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2026	500,000	609,771
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2027	525,000	655,380
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2028	400,000	510,022
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 5%, 8/01/2029	450,000	584,209
Northeast Ohio Medical University, General Receipts, “A”, 3%, 12/01/2021	55,000	55,664
Northeast Ohio Medical University, General Receipts, “A”, 3%, 12/01/2022	100,000	103,276
Northeast Ohio Medical University, General Receipts, “A”, 3%, 12/01/2023	100,000	105,296
Northeast Ohio Medical University, General Receipts, “A”, 5%, 12/01/2024	100,000	113,860
Northeast Ohio Medical University, General Receipts, “A”, 5%, 12/01/2026	200,000	239,128
Northeast Ohio Medical University, General Receipts, “A”, 5%, 12/01/2028	120,000	148,726
Northeast Ohio Medical University, General Receipts, “A”, 5%, 12/01/2030	135,000	170,695

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), “C”, 2.1%, 4/01/2028 (Put Date 10/01/2024)	$2,075,000	$2,170,240
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	105,000	114,833
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	8,095,082
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	680,799
Ohio Higher Educational Facility Rev. (Case Western Reserve University Project), “C”, 1.625%, 12/01/2034 (Put Date 12/01/2026)	5,000,000	5,158,519
Ohio Housing Finance Agency Residential Mortgage Rev. (Seton Square North), “A”, HUD Section 8, 0.4%, 4/01/2024 (Put Date 4/01/2023)	4,725,000	4,732,057
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2026	140,000	169,970
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2027	420,000	521,858
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2028	370,000	469,035
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2029	825,000	1,060,397
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2031	475,000	610,327
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2032	290,000	371,177
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,030,884
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	835,072
Ohio Water Development Authority, Solid Waste Rev. (Waste Management, Inc.), 3.25%, 11/01/2022 (Put Date 11/01/2022)	11,000,000	11,482,601
State of Ohio, Common Schools General Obligation, “A”, 5%, 6/15/2022	200,000	210,930
State of Ohio, Common Schools General Obligation, “A”, 5%, 6/15/2023	225,000	248,090
State of Ohio, Common Schools General Obligation, “A”, 5%, 6/15/2024	200,000	229,490
State of Ohio, Common Schools General Obligation, “A”, 5%, 6/15/2025	1,100,000	1,307,976
State of Ohio, Higher Education General Obligation, “A”, 5%, 5/01/2025	300,000	355,231
State of Ohio, Higher Education General Obligation, “A”, 5%, 5/01/2026	2,400,000	2,932,756

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
State of Ohio, Hospital Rev. (University Hospitals Health System, Inc.), 5%, 1/15/2050 (Put Date 1/15/2025)	$5,000,000	$5,802,137
State of Ohio, Major New State Infrastructure Project Rev., 5%, 12/15/2023	6,625,000	7,450,386

		$92,462,776
Oklahoma - 0.1%
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2025	$800,000	$892,789
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2026	500,000	564,696
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	700,000	702,335
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	628,576

		$2,788,396
Oregon - 0.4%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	$350,000	$350,000
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	500,000	542,450
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2025 (Put Date 5/02/2022)	475,000	475,765
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 7/01/2038 (Put Date 5/01/2022)	645,000	658,439
Lake Oswego, OR, 4%, 6/01/2021	2,330,000	2,336,830
Medford, OR, Hospital Facilities Authority Rev. (Asante Health System Obligated Group), “A”, 5%, 8/15/2025	400,000	475,318
Medford, OR, Hospital Facilities Authority Rev. (Asante Health System Obligated Group), “A”, 5%, 8/15/2027	720,000	903,636
Medford, OR, Hospital Facilities Authority Rev. (Asante Health System Obligated Group), “A”, 5%, 8/15/2029	1,000,000	1,306,490
Medford, OR, Hospital Facilities Authority Rev. (Asante Health System Obligated Group), “A”, 5%, 8/15/2030	600,000	797,305
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2024	200,000	228,625
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2025	225,000	265,233
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2026	150,000	181,557

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2027	$125,000	$154,905
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2028	150,000	189,717
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2029	300,000	384,846
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2030	300,000	389,773
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2024	1,500,000	1,707,747
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2025	1,000,000	1,174,576

		$12,523,212
Pennsylvania - 9.7%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2026	$2,750,000	$3,307,278
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 4%, 6/01/2024	300,000	333,084
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 4%, 6/01/2025	150,000	171,082
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 5%, 6/01/2026	850,000	1,033,671
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 5%, 6/01/2027	300,000	373,395
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 5%, 6/01/2028	400,000	507,617
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 5%, 6/01/2029	425,000	547,413
Allegheny County, PA, Sanitary Authority Sewer Rev., “A”, 5%, 6/01/2030	300,000	392,213
Allegheny County, PA, Sanitary Authority Sewer Rev., “B”, 5%, 6/01/2027	500,000	622,326
Allegheny County, PA, Sanitary Authority Sewer Rev., “B”, 5%, 6/01/2029	225,000	289,807
Allentown, PA, City School District, BAM, 5%, 2/01/2026	4,155,000	4,964,316
Allentown, PA, City School District, BAM, 5%, 2/01/2027	4,375,000	5,369,251
Altoona, PA, Sewer Rev., AGM, 5%, 12/01/2027	500,000	625,457
Athens, PA, School District Rev., BAM, 4%, 4/15/2026	1,465,000	1,689,796
Athens, PA, School District Rev., BAM, 4%, 4/15/2027	1,070,000	1,258,782
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2025	1,325,000	1,535,439
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2026	1,380,000	1,646,587

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Beaver County, PA, Big Beaver Falls School District Rev., BAM, 5%, 3/15/2027	$1,460,000	$1,786,951
Beaver County, PA, General Obligation, BAM, 4%, 11/15/2023	655,000	706,875
Beaver County, PA, General Obligation, BAM, 4%, 11/15/2027	500,000	585,410
Beaver County, PA, General Obligation, BAM, 4%, 11/15/2028	535,000	631,877
Beaver County, PA, Rochester Area School District, BAM, 2%, 5/01/2022	500,000	507,460
Beaver County, PA, Rochester Area School District, BAM, 2%, 5/01/2023	500,000	514,039
Beaver County, PA, Rochester Area School District, BAM, 1%, 5/01/2024	200,000	201,545
Beaver County, PA, Rochester Area School District, BAM, 3%, 5/01/2025	500,000	540,641
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2023	500,000	529,176
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2024	400,000	430,184
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2025	1,950,000	2,122,413
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2026	200,000	219,528
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2027	465,000	513,682
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2028	855,000	931,100
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2029	1,620,000	1,747,385
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A”, 5%, 2/01/2024	435,000	461,989
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A”, 5%, 2/01/2025	565,000	608,828
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A”, 5%, 2/01/2026	1,000,000	1,089,367
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A”, 5%, 2/01/2027	1,100,000	1,208,718
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-1”, 5%, 2/01/2040 (Put Date 2/01/2025)	5,545,000	5,686,999
Berks County, PA, Reading School District, “A”, BAM, 4%, 4/01/2024	615,000	674,792
Berks County, PA, Reading School District, “A”, BAM, 4%, 4/01/2025	1,000,000	1,122,838
Berks County, PA, Reading School District, “B”, BAM, 4%, 4/01/2024	1,200,000	1,316,668

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Reading School District, “B”, BAM, 4%, 4/01/2025	$1,680,000	$1,886,369
Berks County, PA, Reading School District, “C”, BAM, 5%, 4/01/2023	720,000	780,737
Berks County, PA, Reading School District, “C”, BAM, 5%, 4/01/2024	3,635,000	4,089,640
Berks County, PA, Reading School District, “D”, BAM, 5%, 4/01/2025	8,395,000	9,748,602
Charleroi, PA, Area School District, BAM, 4%, 11/15/2026	1,110,000	1,286,117
Charleroi, PA, Area School District, BAM, 4%, 11/15/2028	250,000	297,035
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2025	9,000,000	10,800,824
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2026	6,035,000	7,474,334
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2027	3,000,000	3,719,909
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2024	530,000	587,261
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2025	535,000	605,117
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2026	580,000	669,662
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2027	940,000	1,099,287
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2028	1,010,000	1,196,053
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2029	1,040,000	1,225,751
Connellsville, PA, Area School District General Obligation, AGM, 4%, 11/15/2030	500,000	585,775
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2022	885,000	908,753
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2023	630,000	671,550
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2022	140,000	144,381
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2023	100,000	107,838
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,448,042
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2022	1,095,000	1,133,796
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 3.25%, 5/01/2023	105,000	106,938
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,000,000	1,162,567

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Delaware Valley, PA, Regional Finance Authority, “A”, 2%, 10/01/2029	$4,550,000	$4,721,889
East Allegheny, PA, School District General Obligation, BAM, 4%, 6/01/2024	1,125,000	1,231,298
East Allegheny, PA, School District General Obligation, BAM, 4%, 6/01/2025	880,000	985,507
East Allegheny, PA, School District General Obligation, BAM, 4%, 6/01/2026	935,000	1,068,326
East Allegheny, PA, School District General Obligation, BAM, 4%, 6/01/2027	950,000	1,103,685
East Allegheny, PA, School District General Obligation, BAM, 4%, 6/01/2028	650,000	765,613
East Allegheny, PA, School District General Obligation, BAM, 3%, 6/01/2029	800,000	881,373
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2027	1,075,000	1,320,594
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2030	855,000	1,097,293
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2031	525,000	670,955
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2022	650,000	677,020
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2024	230,000	258,767
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2025	475,000	552,187
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2026	195,000	233,476
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2024	275,000	309,395
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2026	980,000	1,173,365
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2027	2,135,000	2,622,760
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2029	2,605,000	3,336,126
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2030	425,000	545,438
Erie, PA, Water Authority, Water Rev., “D”, BAM, 5%, 12/01/2027	625,000	784,079
Erie, PA, Water Authority, Water Rev., “D”, BAM, 5%, 12/01/2028	1,000,000	1,281,195
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 3%, 8/01/2021	100,000	100,600
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 3%, 2/01/2022	100,000	101,765

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 4%, 2/01/2023	$325,000	$343,298
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 4%, 2/01/2024	320,000	348,644
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 4%, 2/01/2025	350,000	391,055
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 4%, 2/01/2026	945,000	1,079,506
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 4%, 2/01/2028	1,100,000	1,301,010
Fayette County, PA, Laurel Highlands School District, General Obligation , BAM, 3%, 2/01/2030	675,000	743,374
Fayette County, PA, Laurel Highlands School District, Unlimited Tax General Obligation, “A”, BAM, 4%, 2/01/2026	350,000	395,644
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	306,427
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	340,344
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	790,953
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	302,609
Lancaster County, PA, Pequea Valley School District, 1%, 5/15/2022	225,000	226,782
Lancaster County, PA, Pequea Valley School District, 2%, 5/15/2023	175,000	181,090
Lancaster County, PA, Pequea Valley School District, 3%, 5/15/2024	225,000	242,510
Lancaster County, PA, Pequea Valley School District, 1.5%, 5/15/2025	125,000	129,495
Lancaster County, PA, Pequea Valley School District, 4%, 5/15/2025	100,000	113,537
Lancaster County, PA, Pequea Valley School District, 1.5%, 5/15/2026	150,000	155,788
Lancaster County, PA, Pequea Valley School District, 4%, 5/15/2026	75,000	87,142
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2021	460,000	469,103
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2022	695,000	742,300
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2024	465,000	536,658
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2025	630,000	749,577

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2026	$820,000	$1,004,624
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2027	1,000,000	1,256,838
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 5%, 10/01/2028	705,000	906,051
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 4%, 10/01/2029	370,000	441,789
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 4%, 10/01/2030	450,000	533,217
Lancaster, PA, Higher Education Authority College Rev. (Harrisburg Area Community College Project), BAM, 4%, 10/01/2031	500,000	589,769
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2023	770,000	828,425
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2024	1,015,000	1,121,376
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2025	525,000	593,441
Lancaster, PA, Parking Rev., “A”, BAM, 3%, 12/01/2025	500,000	544,229
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2026	550,000	634,601
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2027	570,000	665,415
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2028	595,000	704,276
Lancaster, PA, Parking Rev., “A”, BAM, 3%, 12/01/2028	1,315,000	1,461,913
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2029	410,000	481,361
Lancaster, PA, Parking Rev., “A”, BAM, 3%, 12/01/2029	525,000	581,612
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2030	425,000	496,958
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2031	440,000	508,362
Lancaster, PA, Parking Rev., “A”, BAM, 4%, 9/01/2032	460,000	529,997
Lancaster, PA, School District General Obligation, “B”, AGM, 4%, 6/01/2022	805,000	836,942
Lancaster, PA, School District General Obligation, “B”, AGM, 4%, 6/01/2023	450,000	483,897
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 3%, 3/01/2022	1,000,000	1,019,884
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 3%, 3/01/2023	1,000,000	1,042,746
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 4%, 3/01/2024	500,000	544,386
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 4%, 3/01/2025	805,000	896,655
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 4%, 3/01/2027	500,000	578,629
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 4%, 3/01/2028	500,000	587,057
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 3%, 3/01/2029	500,000	550,199

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lawrence County, PA, New Castle Area School District, General Obligation, BAM, 3%, 3/01/2030	$500,000	$546,139
Lehigh County, PA, General Purpose Authority (Lehigh Valley Health Network Hospital), “A”, 5%, 7/01/2021	1,200,000	1,209,208
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	1,295,000	1,290,774
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,330,468
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	1,036,990
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	3,000,000	3,073,225
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	445,000	457,564
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	400,000	444,498
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	410,000	470,661
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	370,000	449,006
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	930,000	1,165,867
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,057,889
Luzerne County, PA, Industrial Development Authority, Tax Exempt Guaranteed Lease Rev., AGM, 5%, 12/15/2025	1,000,000	1,182,358
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, “B”, BAM, 5%, 8/01/2028	1,540,000	1,888,082
Luzerne, Carbon and Schuylkill Counties, PA, Hazleton Area School District, General Obligation, “A”, AGM, 2%, 3/01/2029	1,135,000	1,167,758
Luzerne, Carbon and Schuylkill Counties, PA, Hazleton Area School District, General Obligation, “B”, AGM, 1.039%, 3/01/2025	515,000	517,490
Luzerne, Carbon and Schuylkill Counties, PA, Hazleton Area School District, General Obligation, “B”, AGM, 1.229%, 3/01/2026	1,250,000	1,250,565
Luzerne, Carbon and Schuylkill Counties, PA, Hazleton Area School District, General Obligation, “B”, AGM, 1.47%, 3/01/2027	1,000,000	998,586
Lycoming County, PA, College Rev. (Pennsylvania College of Technology), “A”, BAM, 5%, 7/01/2022	500,000	527,392
Lycoming County, PA, College Rev. (Pennsylvania College of Technology), “A”, BAM, 5%, 7/01/2024	1,000,000	1,143,240
Lycoming County, PA, College Rev. (Pennsylvania College of Technology), “A”, BAM, 5%, 7/01/2025	500,000	590,217
Lycoming County, PA, College Rev. (Pennsylvania College of Technology), “A”, BAM, 5%, 7/01/2026	600,000	730,025
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2022)	1,225,000	1,262,916
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2022)	1,070,000	1,085,833

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2023)	$1,175,000	$1,232,427
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2029	1,000,000	1,298,370
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2030	1,350,000	1,740,309
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2031	2,355,000	3,022,725
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,546,668
Northampton and Lehigh Counties, PA, Bethlehem Area School District, “A”, 5%, 2/01/2025	4,575,000	5,329,648
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2021	1,730,000	1,742,380
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2021	1,730,000	1,782,377
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 3%, 1/01/2022	365,000	369,678
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 3%, 1/01/2024	865,000	914,692
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2026	110,000	124,470
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2026	2,050,000	2,382,665
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2027	2,700,000	3,190,252
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2029	230,000	278,724
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2021	340,000	340,000
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2022	420,000	439,575
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2023	540,000	590,020
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2024	340,000	386,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2025	$350,000	$410,934
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2026	550,000	666,038
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2028	825,000	1,050,858
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2029	1,500,000	1,943,656
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2030	2,250,000	2,934,696
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2022	1,000,000	1,038,302
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2023	475,000	516,216
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2024	750,000	849,965
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.35%, 10/01/2021	2,755,000	2,774,860
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.45%, 4/01/2022	3,100,000	3,150,464
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.55%, 10/01/2022	3,190,000	3,271,878
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.8%, 4/01/2024	1,110,000	1,171,669
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033	4,275,000	4,716,228
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “133”, 5%, 10/01/2025	750,000	886,968
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “133”, 5%, 10/01/2026	740,000	898,726
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “133”, 5%, 4/01/2028	950,000	1,187,646
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “133”, 5%, 4/01/2029	100,000	126,946
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “133”, 5%, 10/01/2029	450,000	576,038
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “116A”, 3%, 4/01/2023	525,000	546,083
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.2%, 10/01/2028	3,550,000	3,869,607
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2022	325,000	337,603
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2023	500,000	541,586

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2024	$560,000	$629,510
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2025	675,000	783,218
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2026	800,000	952,687
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2027	715,000	874,766
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 5%, 3/01/2028	750,000	938,818
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 4%, 3/01/2029	850,000	1,013,809
Pennsylvania Public School Building Authority, College Rev. (Northampton County Community College), BAM, 4%, 3/01/2030	640,000	756,002
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 2%, 10/15/2021	190,000	191,451
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2022	255,000	268,614
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2023	280,000	304,783
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2024	300,000	336,229
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2026	250,000	293,291
Pennsylvania Public School Building Authority, College Rev. (Westmoreland County Community College), AGM, 4%, 10/15/2027	480,000	572,151
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,511,154
Philadelphia, PA, School District, 5%, 9/01/2022	5,790,000	6,153,558
Philadelphia, PA, School District, 5%, 9/01/2023	2,500,000	2,753,351
Philadelphia, PA, School District, “A”, 5%, 9/01/2021	475,000	482,339
Philadelphia, PA, School District, “A”, 5%, 9/01/2023	1,050,000	1,156,408
Philadelphia, PA, School District, “A”, 5%, 9/01/2025	1,000,000	1,170,348
Philadelphia, PA, School District, “A”, 5%, 9/01/2026	635,000	762,580
Philadelphia, PA, School District, “A”, 5%, 9/01/2027	1,850,000	2,269,356
Philadelphia, PA, School District, “F”, 5%, 9/01/2026	5,000,000	6,004,566

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	$1,510,000	$1,593,813
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 4%, 2/01/2024	1,700,000	1,865,828
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 4%, 2/01/2025	1,870,000	2,107,061
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 5%, 2/01/2026	2,000,000	2,394,719
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 5%, 2/01/2027	2,250,000	2,757,093
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 5%, 2/01/2028	2,590,000	3,238,311
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 5%, 2/01/2029	2,750,000	3,492,611
Pittsburgh and Allegheny County, PA, Sports & Exhibition Authority Regional Asset District Sales Tax Rev., AGM, 5%, 2/01/2030	2,925,000	3,840,530
University of Pittsburgh, PA, PANTHERS, 4%, 4/15/2026	7,500,000	8,723,800
Wayne County, PA, County Guaranteed Hospital Rev. (Wayne Memorial Hospital Project), “A”, 5%, 7/01/2030	500,000	609,151
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2024	1,250,000	1,402,486
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2025	1,000,000	1,158,308
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2027	1,000,000	1,222,181
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2022	930,000	949,457
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2025	1,605,000	1,749,991
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2022	415,000	433,591
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2023	805,000	866,426
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2024	745,000	824,493
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2025	750,000	849,712
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2026	1,130,000	1,302,590
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2027	1,170,000	1,370,885
Westmoreland County, PA, Burrell School District, BAM, 4%, 7/15/2028	1,100,000	1,305,865
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2021	500,000	502,409
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2025	405,000	449,990

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
York County, PA, Suburban School District General Obligation, “A”, BAM, 4%, 2/15/2022	$1,075,000	$1,106,928

		$326,118,807
Puerto Rico - 2.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$1,830,000	$1,869,470
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AGM, 5.25%, 7/01/2022	4,070,000	4,286,307
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NPFG, 5.25%, 7/01/2024	740,000	793,540
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	1,375,000	1,386,722
Commonwealth of Puerto Rico, Public Improvement, “A”, NPFG, 5.5%, 7/01/2021	8,765,000	8,802,951
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NPFG, 6%, 7/01/2027	2,000,000	2,065,473
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	335,759
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	1,365,000	1,403,035
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	3,930,000	3,938,761
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 5.25%, 7/01/2021	5,115,000	5,134,926
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 5.25%, 7/01/2022	1,095,000	1,127,620
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 5.25%, 7/01/2023	435,000	458,057
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2024	110,000	112,383
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2025	115,000	118,045
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2022	300,000	304,331
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2023	370,000	376,233
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2024	1,845,000	1,884,964
Puerto Rico Electric Power Authority Rev., “SS”, NPFG, 5%, 7/01/2023	860,000	874,487
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2024	530,000	541,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2026	$25,000	$25,662
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	267,245
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,104,955
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	1,310,000	1,346,503
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2025	195,000	211,977
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2026	460,000	506,354
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	85,000	84,913
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	298,968
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	90,000	89,904
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	390,000	394,782
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	3,980,000	4,206,015
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	4,900,000	5,265,976
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	615,000	669,430
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	3,270,000	3,591,551
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	135,000	138,762
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	3,210,000	3,379,928
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NPFG, 6%, 7/01/2027	390,000	402,767
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.5%, 7/01/2034	207,000	225,862

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	$718,000	$639,719
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	15,340,000	12,903,621
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	245,000	251,486

		$71,820,924
Rhode Island - 0.7%
Rhode Island Health & Educational Building Corp. Rev. (Lifespan Obligated Group), 5%, 5/15/2026	$5,000,000	$5,963,205
Rhode Island Health & Educational Building Corp. Rev. (Providence Public Building Authority), “A”, 5%, 5/15/2021	2,240,000	2,243,184
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	880,000	903,227
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	550,000	589,040
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 4%, 12/01/2025	2,005,000	2,221,962
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2026	950,000	1,141,516
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2027	800,000	977,955
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2028	1,000,000	1,239,382
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	965,000	999,886
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2024	765,000	876,840
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2025	1,000,000	1,175,678
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2026	1,125,000	1,351,795
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2027	2,130,000	2,603,806
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2028	1,185,000	1,468,668
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2029	1,250,000	1,566,588

		$25,322,732
South Carolina - 1.0%
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	$3,095,000	$3,320,993
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,545,000	4,827,888

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	$1,300,000	$1,453,960
South Carolina Student Loan Corp., Student Loan Rev., “A”, 2.067%, 12/01/2022	2,515,000	2,522,283
South Carolina Student Loan Corp., Student Loan Rev., “A”, 2.208%, 12/01/2023	3,205,000	3,210,348
South Carolina Student Loan Corp., Student Loan Rev., “A”, 2.368%, 12/01/2024	5,000,000	4,993,279
South Carolina Student Loan Corp., Student Loan Rev., “A”, 2.468%, 12/01/2025	6,850,000	6,792,934
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,148,485
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	1,500,000	1,775,314
Williamsburg County, SC, General Obligation Rev. (Capital Projects Sales & Use Tax), “B”, BAM, 5%, 3/01/2026	1,680,000	2,033,335

		$32,078,819
Tennessee - 2.2%
Blount County, TN, Health & Educational Facilities Board, Multi-Family Housing Rev. (Meadowood Apartments Project), 0.3%, 5/01/2023 (Put Date 5/01/2022)	$9,500,000	$9,503,912
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2025	545,000	584,657
Knox County, TN, Health, Educational & Housing Facility Board Rev. (East Tennessee Children’s Hospital), 5%, 11/15/2029	1,175,000	1,478,438
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2023	850,000	921,989
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2024	750,000	844,732
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2025	2,350,000	2,735,820
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2027	265,000	324,519
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2028	500,000	603,807
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2028	490,000	581,963
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2029	1,450,000	1,736,809
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	7,750,000	9,631,461
Memphis, TN, Health, Educational and Housing Board, Multi-Family Housing Rev. (Burkle & Main Apartments Project), 1.4%, 11/01/2022 (Put Date 5/01/2022)	1,500,000	1,516,633

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Memphis-Shelby County, TN, Airport Authority Refunding Rev., “C”, 5%, 7/01/2022	$200,000	$210,885
Memphis-Shelby County, TN, Airport Authority Refunding Rev., “C”, 5%, 7/01/2023	750,000	824,919
Memphis-Shelby County, TN, Airport Authority Refunding Rev., “C”, 5%, 7/01/2024	850,000	970,024
Memphis-Shelby County, TN, Airport Authority Rev., “A”, 5%, 7/01/2025	2,750,000	3,241,227
Memphis-Shelby County, TN, Airport Authority Rev., “A”, 5%, 7/01/2026	175,000	211,443
Memphis-Shelby County, TN, Airport Authority Rev., “B”, 5%, 7/01/2023	1,750,000	1,924,811
Memphis-Shelby County, TN, Airport Authority Rev., “B”, 5%, 7/01/2024	4,000,000	4,564,819
Memphis-Shelby County, TN, Airport Authority Rev., “B”, 5%, 7/01/2025	2,500,000	2,946,570
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	7,511,247
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 4%, 11/01/2049 (Put Date 11/01/2025)	18,380,000	20,931,398

		$73,802,083
Texas - 5.4%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2021	$400,000	$405,404
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2022	350,000	371,521
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2023	325,000	359,138
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2024	325,000	372,937
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2025	400,000	474,384
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2026	400,000	488,571
Arlington, TX, Higher Education Finance Corp. Education Rev. (Riverwalk Education Foundation, Inc.), Texas PSF, 5%, 8/15/2027	525,000	658,171
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2025	2,790,000	3,094,161
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2024	1,200,000	1,238,449
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2022	1,055,000	1,096,890

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2022	$460,000	$478,265
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2023	1,070,000	1,154,016
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2023	750,000	808,889
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2024	1,025,000	1,139,993
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2025	985,000	1,121,770
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2026	940,000	1,092,532
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2026	1,005,000	1,168,080
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2027	805,000	949,887
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2028	710,000	847,600
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2028	1,340,000	1,599,696
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2029	495,000	596,287
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5%, 4/01/2029	1,440,000	1,734,653
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 3%, 4/01/2039	210,000	211,936
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., “1A”, 1.075%, 4/01/2023	350,000	350,864
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., “1A”, 1.305%, 4/01/2024	375,000	376,501
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., “1A”, 1.674%, 4/01/2025	250,000	252,098
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., “1A”, 1.974%, 4/01/2026	375,000	378,542
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2025	950,000	1,096,080
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2026	1,000,000	1,187,218
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2027	1,000,000	1,178,947
Brownsville, TX, Navigation District Rev., AGM, 5%, 3/01/2029	1,100,000	1,288,941
Central Texas Regional Mobility Authority, “F”, 5%, 1/01/2025	4,000,000	4,559,198
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 4%, 8/15/2023	900,000	976,696
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2024	600,000	690,835

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2026	$1,475,000	$1,811,060
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	1,435,000	1,487,242
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	525,000	575,000
Deer Park, TX, Independent School District Rev., Texas PSF, 0.28%, 10/01/2042 (Put Date 10/01/2021)	7,500,000	7,502,753
El Paso, TX, General Obligation, 4%, 8/15/2029	1,440,000	1,677,060
Gaines County, TX, Seminole Hospital District, “A”, 3.75%, 2/15/2023	2,020,000	2,068,340
Gaines County, TX, Seminole Hospital District, “A”, 3.9%, 2/15/2024	2,125,000	2,176,958
Gaines County, TX, Seminole Hospital District, “A”, 4.05%, 2/15/2025	2,215,000	2,269,720
Gaines County, TX, Seminole Hospital District, “A”, 4.25%, 2/15/2026	1,155,000	1,183,735
Gaines County, TX, Seminole Hospital District, “A”, 4.5%, 2/15/2027	2,405,000	2,466,971
Gaines County, TX, Seminole Hospital District, “A”, 4.65%, 2/15/2028	2,615,000	2,682,803
Goose Creek, TX, Independent School District Rev., “B”, Texas PSF, 0.27%, 10/01/2049 (Put Date 10/01/2021)	11,000,000	11,007,182
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), “A”, 5%, 10/01/2027	6,000,000	7,566,626
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), “A”, 5%, 10/01/2028	9,000,000	11,611,169
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,059,829
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), “A”, 5%, 7/01/2027	355,000	419,374
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2027	490,000	579,221
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2024	4,475,000	5,108,408
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2025	1,000,000	1,180,434
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2026	3,000,000	3,650,125
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2022	500,000	530,430
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2023	550,000	607,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2024	$575,000	$656,946
Houston, TX, Memorial City Redevelopment Authority Rev., AGM, 5%, 9/01/2026	1,100,000	1,327,966
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2024	250,000	287,246
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2025	500,000	592,961
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2028	350,000	415,097
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2025	130,000	146,583
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2026	150,000	172,368
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2028	225,000	265,486
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2029	275,000	327,832
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2030	185,000	218,967
Lone Star College System, TX, 5%, 2/15/2027	3,750,000	4,530,403
Matagorda County, TX, Navigation District 1, Pollution Control Refunding Rev. (Central Power & Light Co. Project), 0.9%, 5/01/2030 (Put Date 9/01/2023)	1,360,000	1,366,313
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 2.6%, 11/01/2029	3,000,000	3,220,165
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5%, 6/01/2024	1,915,000	2,192,913
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2029	600,000	785,780
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2030	700,000	908,220
Regents of the University of North Texas Rev. Financing System, “A”, 5%, 4/15/2026	1,000,000	1,214,817
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2024	1,595,000	1,820,222
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2025	1,015,000	1,195,392
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2026	1,690,000	2,045,738
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2027	1,870,000	2,315,799
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2028	565,000	715,145
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2021	1,000,000	1,007,381
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2022	1,405,000	1,480,620
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2023	1,100,000	1,206,123
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2024	860,000	978,527
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2025	1,600,000	1,877,884

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2026	$1,250,000	$1,510,307
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2027	2,750,000	3,405,587
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,231,790
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	1,390,000	1,413,076
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,528,174
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2024	515,000	566,670
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2025	1,675,000	1,884,643
Texas Department of Housing and Community Affairs, Multi-Family Housing Rev. (Scott Street Lofts), 0.7%, 8/01/2040 (Put Date 8/01/2023)	5,000,000	5,011,093
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2021	3,250,000	3,343,825
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2022	2,500,000	2,686,812
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2029	12,000,000	15,422,000
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2028	135,000	116,330
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2029	500,000	417,500
Waco, TX, 5%, 2/01/2027	3,220,000	4,004,763
Wichita County, TX, Wichita Falls Independent School District, Texas PSF, 4%, 2/01/2024	1,000,000	1,103,618
Wichita County, TX, Wichita Falls Independent School District, Texas PSF, 4%, 2/01/2025	700,000	795,715
Wichita County, TX, Wichita Falls Independent School District, Texas PSF, 4%, 2/01/2026	850,000	991,196

		$181,726,804
U.S. Virgin Islands - 0.3%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023 (n)	$1,500,000	$1,628,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
U.S. Virgin Islands - continued
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024 (n)	$1,500,000	$1,675,361
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	3,705,348
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	2,715,000	2,798,336

		$9,807,751
Utah - 0.5%
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2025	$1,990,000	$2,340,090
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2026	1,200,000	1,449,895
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2028	5,000,000	6,328,714
Utah County, UT, Hospital Rev. (IHC Health Services, Inc.), “B-2”, 5%, 5/15/2060 (Put Date 8/01/2026)	5,000,000	6,105,561

		$16,224,260
Vermont - 0.8%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$1,075,000	$1,106,232
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2023	525,000	573,137
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	1,010,000	1,139,736
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	775,000	874,550
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2025	360,000	417,179
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2026	1,470,000	1,735,984
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2026	775,000	916,072
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2027	775,000	904,979
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2027	1,000,000	1,197,037
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2027	1,000,000	1,198,326
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2028	1,600,000	1,934,448
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2028	1,735,000	2,102,818

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - continued
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2029	$1,640,000	$1,996,460
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2029	1,450,000	1,776,080
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2030	1,000,000	1,236,882
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2022	1,420,000	1,490,654
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2023	1,000,000	1,091,690
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2024	850,000	959,183
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2025	875,000	1,013,210
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2026	2,100,000	2,479,977

		$26,144,634
Virginia - 1.0%
Amelia County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	$505,000	$508,718
Arlington County, VA, Industrial Development Authority, Hospital Rev. (Virginia Hospital Center), 5%, 7/01/2024	775,000	887,592
Arlington County, VA, Industrial Development Authority, Hospital Rev. (Virginia Hospital Center), 5%, 7/01/2025	475,000	562,642
Arlington County, VA, Industrial Development Authority, Hospital Rev. (Virginia Hospital Center), 5%, 7/01/2027	1,025,000	1,283,964
Charles City County, VA, Economic Development Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2027 (Put Date 5/02/2022)	475,000	484,897
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	235,000	236,730
Gloucester County, VA, Industrial Development Authority Rev. (Waste Management Disposal Services of Virginia, Inc.), “A”, 2.4%, 9/01/2038 (Put Date 5/02/2022)	410,000	418,543
Halifax County, VA, Industrial Development Authority Recovery Zone Facility Rev. (Virginia Electric & Power Co. Project), “A”, 0.45%, 12/01/2041 (Put Date 4/01/2022)	3,060,000	3,063,882
King George County, VA, Industrial Development Authority Solid Waste Disposal Rev. (King George Landfill, Inc. Project), “A”, 2.5%, 6/01/2023	545,000	568,857

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Louisa, VA, Industrial Development Authority, Pollution Control Refunding Rev. (Virginia Electric and Power Co. Project), “B”, 0.75%, 11/01/2035 (Put Date 9/02/2025)	$2,340,000	$2,343,286
Sussex County, VA, Industrial Development Authority Solid Waste Disposal Rev. (Atlantic Waste Disposal, Inc. Project), “A”, 2.4%, 6/01/2028 (Put Date 5/01/2022)	475,000	484,897
Virginia Housing Development Authority Rev., Rental Housing, “A”, 1.9%, 3/01/2023	6,355,000	6,359,914
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/2023	4,000,000	4,435,238
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,018,787
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	798,400
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 5%, 1/01/2022	400,000	412,031
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 5%, 1/01/2023	425,000	456,145
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 5%, 1/01/2024	500,000	556,790
Wise County, VA, Industrial Development Authority, Solid Waste & Sewage Disposal Rev. (Virginia Electric and Power Co. Project), “A”, 0.75%, 10/01/2040 (Put Date 9/02/2025)	2,700,000	2,715,928
Wise County, VA, Industrial Development Authority, Solid Waste and Sewage Disposal Rev. (Virginia Electric and Power Co. Project), “A”, 1.2%, 11/01/2040 (Put Date 5/31/2024)	4,555,000	4,654,340

		$32,251,581
Washington - 1.5%
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	$2,455,000	$2,473,599
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,109,567
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,650,181
Everett, WA, Housing Authority Multi-Family Rev. (Baker Heights Legacy), 0.3%, 9/01/2024 (Put Date 9/01/2023)	4,000,000	3,995,958
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 3.5%, 12/15/2023	2,080,000	2,147,389
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 4%, 12/15/2028	4,015,000	4,426,167
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,476,576
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	1,827,315
Seattle, WA, Port Rev., 5%, 4/01/2025	1,750,000	2,041,735
Seattle, WA, Port Rev., 5%, 4/01/2026	3,000,000	3,599,926
Seattle, WA, Port Rev., 5%, 4/01/2030	9,685,000	12,304,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Seattle, WA, Port Rev., 5%, 4/01/2031	$3,500,000	$4,424,960
Washington Health Care Facilities Authority Rev. (CommonSpirit Health), “B-3”, 5%, 8/01/2049 (Put Date 8/01/2026)	3,500,000	4,195,411
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,019,539

		$49,692,523
West Virginia - 0.9%
Harrison County, WV, Community Solid Waste Disposal Rev. (Monongahela Power Co.), 3%, 10/15/2037 (Put Date 10/15/2021)	$10,000,000	$10,089,999
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 2.55%, 3/01/2040 (Put Date 4/01/2024)	4,000,000	4,232,555
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Wheeling Power Company - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 4/01/2022)	11,500,000	11,787,874
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), “A”, 0.625%, 12/01/2038 (Put Date 12/15/2025)	1,915,000	1,909,615
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), “A”, 1%, 1/01/2041 (Put Date 9/01/2025)	1,510,000	1,525,357

		$29,545,400
Wisconsin - 1.3%
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2028	$265,000	$236,088
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2029	365,000	315,636
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2030	550,000	461,608
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2028	1,055,000	939,899
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2029	1,050,000	907,994
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2030	1,095,000	919,019
Wisconsin Health & Educational Facilities Authority Rev. (Advocate Aurora Health Credit Group), “C-1”, 5%, 8/15/2054 (Put Date 7/29/2026)	4,000,000	4,900,491
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	5,000,000	5,018,212

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2022 (Prerefunded 7/15/2021)	$6,000,000	$6,057,469
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 10/01/2022	975,000	1,037,920
Wisconsin Health & Educational Facilities Authority Rev. (Marquette University), 5%, 10/01/2024	440,000	505,061
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “B-2”, 5%, 2/15/2051 (Put Date 2/15/2027)	4,000,000	4,777,934
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 3%, 8/15/2026	4,340,000	4,654,524
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	1,075,000	1,105,778
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2022	350,000	367,836
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2023	400,000	438,655
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2024	400,000	455,798
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2025	425,000	500,718
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2026	325,000	394,503
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2027	450,000	560,395
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2028	725,000	922,890
Wisconsin Public Finance Authority Hospital Rev. (Renown Regional Medical Center Project), “A”, 5%, 6/01/2029	900,000	1,167,242
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	2,330,000	2,529,760
Wisconsin Public Finance Authority Solid Waste Disposal Refunding Rev. (Waste Management, Inc. Project), 2%, 7/01/2029 (Put Date 6/01/2021)	3,470,000	3,474,154

		$42,649,584
Wyoming - 0.0%
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2022	$250,000	$259,534
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2023	250,000	268,666
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2024	250,000	276,909

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wyoming - continued
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2025	$280,000	$317,715
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2026	400,000	463,520
Lancaster County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2027	185,000	218,052

		$1,804,396
Total Municipal Bonds (Identified Cost, $3,227,981,184)		$3,348,592,404

Bonds - 0.3%
Consumer Services - 0.3%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$4,589,000	$4,034,875
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	7,427,000	6,169,394
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	1,054,000	778,252
Total Bonds (Identified Cost, $10,646,667)		$10,982,521

Investment Companies (h) - 2.1%
Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $69,248,318)	69,248,775	$69,248,775

Other Assets, Less Liabilities - (2.4)%		(80,191,675)
Net Assets - 100.0%		$3,348,632,025

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $69,248,775 and $3,359,574,925, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $43,261,849, representing 1.3% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation

Portfolio of Investments – continued

ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
MUNIPSA	SIFMA Municipal Swap Index
NPFG	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SIFMA	Securities Industry & Financial Markets Assn.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,238,627,851)	$3,359,574,925
Investments in affiliated issuers, at value (identified cost, $69,248,318)	69,248,775
Cash	54,819
Receivables for
Investments sold	45,223,639
Fund shares sold	9,033,278
Interest	33,009,380
Other assets	7,027
Total assets	$3,516,151,843
Liabilities
Payables for
Distributions	$558,390
Investments purchased	2,600,000
Fund shares reacquired	4,375,261
When-issued investments purchased	158,949,801
Payable to affiliates
Investment adviser	68,683
Administrative services fee	2,445
Shareholder servicing costs	664,975
Distribution and service fees	14,222
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	286,028
Total liabilities	$167,519,818
Net assets	$3,348,632,025
Net assets consist of
Paid-in capital	$3,249,509,088
Total distributable earnings (loss)	99,122,937
Net assets	$3,348,632,025
Shares of beneficial interest outstanding	398,674,388

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,382,962,897	164,541,626	$8.40
Class B	187,985	22,395	8.39
Class C	51,864,862	6,168,259	8.41
Class I	1,413,404,757	168,338,797	8.40
Class R6	500,211,524	59,603,311	8.39

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.62 [100 / 97.50 x $8.40]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$67,901,931
Dividends from affiliated issuers	88,469
Other	314
Total investment income	$67,990,714
Expenses
Management fee	$11,606,112
Distribution and service fees	3,742,353
Shareholder servicing costs	2,019,051
Administrative services fee	391,142
Independent Trustees’ compensation	40,076
Custodian fee	320,812
Shareholder communications	87,313
Audit and tax fees	58,160
Legal fees	25,572
Miscellaneous	383,532
Total expenses	$18,674,123
Fees paid indirectly	(811)
Reduction of expenses by investment adviser and distributor	(1,575,521)
Net expenses	$17,097,791
Net investment income (loss)	$50,892,923

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,810,415
Affiliated issuers	(7,707)
Net realized gain (loss)	$1,802,708
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$109,313,420
Affiliated issuers	2,416
Net unrealized gain (loss)	$109,315,836
Net realized and unrealized gain (loss)	$111,118,544
Change in net assets from operations	$162,011,467

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/21	4/30/20
Change in net assets

From operations
Net investment income (loss)	$50,892,923	$48,464,587
Net realized gain (loss)	1,802,708	(8,749,028)
Net unrealized gain (loss)	109,315,836	(32,895,156)
Change in net assets from operations	$162,011,467	$6,820,403
Total distributions to shareholders	$(49,799,360)	$(49,097,132)
Change in net assets from fund share transactions	$718,942,046	$448,791,595
Total change in net assets	$831,154,153	$406,514,866

Net assets
At beginning of period	2,517,477,872	2,110,963,006
At end of period	$3,348,632,025	$2,517,477,872

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$8.06	$8.16	$7.99	$8.11	$8.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.16	$0.18	$0.17	$0.16	(c)
Net realized and unrealized gain (loss)	0.34	(0.09)	0.16	(0.12)	(0.12)
Total from investment operations	$0.48	$0.07	$0.34	$0.05	$0.04

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.17)	$(0.17)	$(0.16)
Net asset value, end of period (x)	$8.40	$8.06	$8.16	$7.99	$8.11
Total return (%) (r)(s)(t)(x)	5.92	0.78	4.36	0.60	0.47	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.78	0.78	0.79	0.80	(c)
Expenses after expense reductions (f)	0.65	0.66	0.67	0.69	0.69	(c)
Net investment income (loss)	1.65	1.97	2.18	2.06	1.95	(c)
Portfolio turnover	18	24	32	33	27
Net assets at end of period (000 omitted)	$1,382,963	$1,060,370	$817,277	$692,006	$647,875

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$8.05	$8.15	$7.98	$8.10	$8.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	$0.12	$0.11	$0.10	(c)
Net realized and unrealized gain (loss)	0.33	(0.10)	0.16	(0.12)	(0.12)
Total from investment operations	$0.41	$0.00	$0.28	$(0.01)	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.11)	$(0.11)	$(0.10)
Net asset value, end of period (x)	$8.39	$8.05	$8.15	$7.98	$8.10
Total return (%) (r)(s)(t)(x)	5.15	0.03	3.59	(0.15)	(0.28	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.53	1.55	1.55	(c)
Expenses after expense reductions (f)	1.40	1.42	1.42	1.44	1.44	(c)
Net investment income (loss)	0.96	1.25	1.43	1.32	1.21	(c)
Portfolio turnover	18	24	32	33	27
Net assets at end of period (000 omitted)	$188	$470	$902	$1,008	$1,367

Class C	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$8.06	$8.16	$7.99	$8.11	$8.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.11	$0.10	$0.09	(c)
Net realized and unrealized gain (loss)	0.35	(0.09)	0.17	(0.12)	(0.13)
Total from investment operations	$0.42	$0.00	$0.28	$(0.02)	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.11)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$8.41	$8.06	$8.16	$7.99	$8.11
Total return (%) (r)(s)(t)(x)	5.16	(0.07)	3.49	(0.25)	(0.50	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.53	1.55	1.55	(c)
Expenses after expense reductions (f)	1.50	1.52	1.52	1.54	1.54	(c)
Net investment income (loss)	0.84	1.14	1.33	1.22	1.11	(c)
Portfolio turnover	18	24	32	33	27
Net assets at end of period (000 omitted)	$51,865	$78,365	$89,702	$105,269	$128,146

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$8.05	$8.15	$7.98	$8.10	$8.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.18	$0.19	$0.18	$0.17	(c)
Net realized and unrealized gain (loss)	0.35	(0.10)	0.17	(0.12)	(0.12)
Total from investment operations	$0.50	$0.08	$0.36	$0.06	$0.05

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.18)	$(0.19)	$(0.18)	$(0.17)
Net asset value, end of period (x)	$8.40	$8.05	$8.15	$7.98	$8.10
Total return (%) (r)(s)(t)(x)	6.21	0.92	4.52	0.75	0.61	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	0.53	0.53	0.54	0.55	(c)
Expenses after expense reductions (f)	0.50	0.52	0.52	0.54	0.54	(c)
Net investment income (loss)	1.80	2.12	2.33	2.21	2.11	(c)
Portfolio turnover	18	24	32	33	27
Net assets at end of period (000 omitted)	$1,413,405	$1,128,577	$957,507	$756,720	$876,126

Class R6	Year ended

	4/30/21	4/30/20	4/30/19	4/30/18 (i)
Net asset value, beginning of period	$8.05	$8.15	$7.98	$8.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.18	$0.19	$0.12
Net realized and unrealized gain (loss)	0.34	(0.10)	0.17	(0.21)
Total from investment operations	$0.49	$0.08	$0.36	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.18)	$(0.19)	$(0.12)
Net asset value, end of period (x)	$8.39	$8.05	$8.15	$7.98
Total return (%) (r)(s)(t)(x)	6.16	1.00	4.60	(1.06	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	0.45	0.45	0.46	(a)
Expenses after expense reductions (f)	0.43	0.44	0.44	0.45	(a)
Net investment income (loss)	1.84	2.21	2.40	2.30	(a)
Portfolio turnover	18	24	32	33
Net assets at end of period (000 omitted)	$500,212	$249,695	$245,575	$280,725

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based

Notes to Financial Statements – continued

reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

Notes to Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$3,348,592,404	$—	$3,348,592,404
U.S. Corporate Bonds	—	10,982,521	—	10,982,521
Mutual Funds	69,248,775	—	—	69,248,775
Total	$69,248,775	$3,359,574,925	$—	$3,428,823,700

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

During the year ended April 30, 2021, there were no significant adjustments due to differences between book and tax accounting.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/21	Year ended 4/30/20

Ordinary income (including any short-term capital gains)	$683,518	$1,065,976
Tax-exempt income	49,115,842	48,031,156

Total distributions	$49,799,360	$49,097,132

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/21

Cost of investments	$3,306,781,895
Gross appreciation	126,330,705

Gross depreciation	(4,288,900)
Net unrealized appreciation (depreciation)	$122,041,805

Undistributed ordinary income	212,845
Undistributed tax-exempt income	2,505,732
Capital loss carryforwards	(21,694,402)
Other temporary differences	(3,943,043)
Total distributable earnings (loss)	$99,122,937

As of April 30, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(21,642,975)
Long-Term	(51,427)
Total	$(21,694,402)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements – continued

Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/21	Year ended 4/30/20
Class A	$19,992,267	$19,154,214
Class B	3,428	9,571
Class C	519,396	978,382
Class I	22,597,830	23,284,713
Class R6	6,686,439	5,670,252
Total	$49,799,360	$49,097,132

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from May 1, 2020 through July 31, 2020, the management fee was computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. Effective August 1, 2020, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.40%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2021, this management fee reduction amounted to $333,936, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.69%	1.44%	1.54%	0.54%	0.46%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. For the year ended April 30, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $127,666 for the year ended April 30, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$3,094,756
Class B	0.75%	0.25%	1.00%	0.90%	3,700
Class C	0.75%	0.25%	1.00%	1.00%	643,897
Total Distribution and Service Fees					$3,742,353

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2021 based on each class’s average daily net assets. The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2021 based on each class’s average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2021, this waiver amounted to $1,237,888 and $369, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2021. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2021, this rebate amounted to $3,327 and $1 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2021, were as follows:

Amount
Class A	$177,700
Class B	—
Class C	8,910

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2021, the fee was $66,715, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,952,336.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,851,765.

(4) Portfolio Securities

For the year ended April 30, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,351,428,106 and $515,761,302, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/21		Year ended 4/30/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	60,644,701	$506,124,412	61,696,041	$509,986,936
Class B	23,597	195,930	70	575
Class C	1,180,231	9,843,424	2,595,014	21,499,482
Class I	70,121,772	585,039,438	68,302,368	563,089,893
Class R6	34,401,635	287,313,863	13,681,588	112,767,896
	166,371,936	$1,388,517,067	146,275,081	$1,207,344,782
Shares issued to shareholders in reinvestment of distributions
Class A	2,233,679	$18,645,906	2,177,131	$18,005,764
Class B	405	3,373	1,075	8,886
Class C	54,551	454,836	100,078	828,207
Class I	1,956,459	16,317,924	1,910,137	15,785,004
Class R6	796,215	6,642,025	676,158	5,584,420
	5,041,309	$42,064,064	4,864,579	$40,212,281

Shares reacquired
Class A	(29,913,653)	$(249,523,242)	(32,464,789)	$(266,571,720)
Class B	(60,036)	(498,955)	(53,357)	(443,856)
Class C	(4,785,047)	(39,972,461)	(3,964,372)	(32,704,450)
Class I	(43,925,295)	(366,412,508)	(47,505,957)	(388,387,046)
Class R6	(6,627,311)	(55,231,919)	(13,473,477)	(110,658,396)
	(85,311,342)	$(711,639,085)	(97,461,952)	$(798,765,468)

Net change
Class A	32,964,727	$275,247,076	31,408,383	$261,420,980
Class B	(36,034)	(299,652)	(52,212)	(434,395)
Class C	(3,550,265)	(29,674,201)	(1,269,280)	(10,376,761)
Class I	28,152,936	234,944,854	22,706,548	190,487,851
Class R6	28,570,539	238,723,969	884,269	7,693,920
	86,101,903	$718,942,046	53,677,708	$448,791,595

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks

Notes to Financial Statements – continued

under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2021, the fund’s commitment fee and interest expense were $13,861 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$49,459,051	$828,712,024	$808,917,009	$(7,707)	$2,416	$69,248,775

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$88,469	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Municipal Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 15, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES

John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (K) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Dawson Jason Kosty Geoffrey Schechter

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.63% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
April 30, 2021
MFS®  Total Return
Bond Fund
RBF-ANN

MFS® Total Return
Bond Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand has fueled a surge in economic activity as coronavirus restrictions have been eased. Because of this, inflation pressures are being felt, and markets have pushed up yields on global government bonds, resulting in ripple effects across many financial markets.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, the consequence of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special-purpose acquisition companies (SPACs), and the like, bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
June 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	31.7%
Mortgage-Backed Securities	20.2%
U.S. Treasury Securities	13.2%
High Yield Corporates	11.0%
Commercial Mortgage-Backed Securities	10.6%
Collateralized Debt Obligations	8.2%
Emerging Markets Bonds	2.4%
Municipal Bonds	1.8%
Asset-Backed Securities	1.3%
U.S. Government Agencies	0.4%
Non-U.S. Government Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	10.5%
AA	5.2%
A	12.7%
BBB	23.9%
BB	9.9%
B	1.9%
CCC	0.4%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	12.0%
Federal Agencies	20.6%
Not Rated	3.8%
Cash & Cash Equivalents	0.3%
Other	(1.2)%
Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	7.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency
2

Portfolio Composition - continued
mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of April 30, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended April 30, 2021, Class A shares of the MFS Total Return Bond Fund (fund) provided a total return of 4.55%, at net asset value. This compares with a return of -0.27% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.
Market Environment
After experiencing an abrupt decline in response to the initial wave of the coronavirus pandemic, markets staged a sharp rally that took global equities to record highs near the end of the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest — recession in the postwar period. However, its recovery remains subject to a number of uncertainties as the rollout of coronavirus vaccines remains highly variable in different countries. Even the distribution of vaccines in developed economies has been sluggish due to supply constraints and concerns over potential side effects. In some jurisdictions, there remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with the users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Factors Affecting Performance
Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund's asset allocation decisions contributed to relative performance, led by its greater exposure to both the industrials and financial institutions sectors, and its lesser exposure to the treasury sector. Favorable security selection within the industrials sector, particularly within “A” and “AAA” rated(r) issues, and within the financial institutions sector, notably within “A” rated securities, further benefited relative results.
4

Management Review - continued
Conversely, the fund’s yield curve(y) positioning weakened relative performance as interest rates generally rose over the reporting period.
Respectfully,
Portfolio Manager(s)
Alexander Mackey, Joshua Marston, and Robert Persons
Note to Shareholders: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 4/30/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 4/30/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	4.55%	3.66%	3.72%
B	12/29/00	3.77%	2.91%	2.95%
C	12/29/00	3.57%	2.79%	2.84%
I	1/04/99	4.61%	3.81%	3.87%
R1	4/01/05	3.57%	2.77%	2.83%
R2	10/31/03	4.19%	3.32%	3.36%
R3	4/01/05	4.44%	3.56%	3.61%
R4	4/01/05	4.61%	3.81%	3.87%
R6	5/01/06	4.71%	3.92%	3.95%
529A	7/31/02	4.48%	3.65%	3.68%
529B	7/31/02	4.29%	2.92%	2.88%
529C	7/31/02	3.61%	2.75%	2.80%
Comparative benchmark(s)

Bloomberg Barclays U.S. Aggregate Bond Index (f)	(0.27)%	3.19%	3.39%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.11%	2.76%	3.27%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.23)%	2.55%	2.95%
C With CDSC (1% for 12 months) (v)	2.57%	2.79%	2.84%
529A With Initial Sales Charge (4.25%)	0.04%	2.75%	3.23%
529B With CDSC (Declining over six years from 4% to 0%) (v)	0.29%	2.56%	2.88%
529C With CDSC (1% for 12 months) (v)	2.61%	2.75%	2.80%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
7

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
November 1, 2020 through April 30, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period (p) 11/01/20-4/30/21
A	Actual	0.60%	$1,000.00	$999.25	$2.97
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
B	Actual	1.35%	$1,000.00	$995.53	$6.68
	Hypothetical (h)	1.35%	$1,000.00	$1,018.10	$6.76
C	Actual	1.45%	$1,000.00	$994.15	$7.17
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
I	Actual	0.45%	$1,000.00	$999.13	$2.23
	Hypothetical (h)	0.45%	$1,000.00	$1,022.56	$2.26
R1	Actual	1.45%	$1,000.00	$994.15	$7.17
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
R2	Actual	0.95%	$1,000.00	$997.50	$4.71
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
R3	Actual	0.70%	$1,000.00	$998.75	$3.47
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
R4	Actual	0.45%	$1,000.00	$999.13	$2.23
	Hypothetical (h)	0.45%	$1,000.00	$1,022.56	$2.26
R6	Actual	0.36%	$1,000.00	$999.61	$1.78
	Hypothetical (h)	0.36%	$1,000.00	$1,023.01	$1.81
529A	Actual	0.63%	$1,000.00	$998.76	$3.12
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
529B	Actual	0.75%	$1,000.00	$997.67	$3.71
	Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76
529C	Actual	1.50%	$1,000.00	$994.78	$7.42
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from November 1, 2020 through April 30, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.50%, $7.43, and $7.50 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation
10

Expense Table - continued
arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
4/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 99.1%
Aerospace & Defense – 0.9%
Boeing Co., 2.196%, 2/04/2026	$26,024,000	$ 26,070,700
Boeing Co., 5.15%, 5/01/2030	6,921,000	8,049,564
Boeing Co., 5.705%, 5/01/2040	6,480,000	8,036,016
Boeing Co., 5.805%, 5/01/2050	6,309,000	8,099,852
TransDigm, Inc., 4.625%, 1/15/2029 (n)	20,143,000	19,851,128
		$70,107,260
Asset-Backed & Securitized – 19.9%
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 1.484% (LIBOR - 3mo. + 1.3%), 1/15/2028 (n)	$16,000,000	$ 16,007,808
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.786% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	14,107,464	14,156,389
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 1.265% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	23,055,000	23,062,193
Arbor Realty Trust, Inc., CLO, 2019-FL1, “C”, FLR, 2.215% (LIBOR - 1mo. + 2.1%), 5/15/2037 (n)	9,341,000	9,329,333
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 2.615% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	19,810,500	19,761,013
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS” FLR, 1.565% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	4,019,500	4,027,045
Arbor Realty Trust, Inc., CLO, 2019-FL2, “B”, FLR, 1.865% (LIBOR - 1mo. + 1.75%), 9/15/2034 (n)	3,215,500	3,212,487
Arbor Realty Trust, Inc., CLO, 2020-FL1, “B”, FLR, 1.915% (LIBOR - 1mo. + 1.8%), 2/15/2035 (n)	4,500,000	4,496,522
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 2.165% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	15,774,500	15,742,147
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	3,726,500	3,725,337
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 3.065% (LIBOR - 1mo. + 2.95%) 12/15/2035 (n)	3,420,500	3,420,482
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 1.136% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	4,150,000	4,147,402
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.666% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	7,734,500	7,696,052
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.015% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	6,751,000	6,700,651
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 2.766% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	6,243,500	6,103,789
Atrium XII Corp., 2012-A, “B1R”, FLR, 1.534% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	15,670,000	15,662,134
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 1.438% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	$23,804,982	$ 23,734,289
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 1.715% (LIBOR - 1mo. + 1.6%), 8/15/2032	6,227,000	6,234,199
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 2.815% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	3,967,693	3,944,566
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.214% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	2,441,944	2,436,606
Bancorp Commercial Mortgage Trust, 2018-CRE4, “B”, FLR, 1.365% (LIBOR - 1mo. + 1.25%), 9/15/2035 (n)	5,220,000	5,174,506
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.214% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	3,770,000	3,736,112
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.115% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	4,314,501	4,314,500
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	3,787,074	3,784,807
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.665% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	25,943,734	25,903,316
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 2.415% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	1,845,000	1,831,203
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	9,055,000	9,678,922
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(n)	2,282,541	228
Bayview Commercial Asset Trust, FLR, 0.571% (LIBOR - 1mo. + 0.31%), 8/25/2035 (n)	148,414	142,243
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.711% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	913,925	975,143
BDS Ltd., 2019-FL4, “A”, FLR, 1.216% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	15,377,000	15,367,528
BDS Ltd., 2019-FL4, “C”, FLR, 2.116% (LIBOR - 1mo. + 2%), 8/15/2036 (n)	10,946,500	10,833,325
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	25,850,000	28,854,801
Benchmark Mortgage Trust, 2020-B18, “A5”, 1.925%, 7/15/2053	8,225,177	8,065,646
BSPRT Issuer Ltd., 2019-FL5, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	9,385,000	9,315,119
BSPRT Issuer Ltd., 2021-FL6, “B”, FLR, 1.715% (LIBOR - 1mo. + 1.6%), 3/15/2036 (n)	15,128,000	15,109,181
BSPRT Issuer Ltd., 2021-FL6, “C”, FLR, 2.165% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	5,310,500	5,300,585
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	7,917,236	8,041,734
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	$2,547,922	$ 2,542,245
BXMT Ltd., 2020-FL2, “B”, FLR, 1.516% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	6,104,500	6,089,227
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.42% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	17,470,500	17,481,264
BXMT Ltd., 2021-FL4, “B”, FLR, 1.67% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	38,262,000	38,285,589
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	20,960,656	22,073,300
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	8,181,021	8,444,793
C-BASS Mortgage Loan Trust, 2007-CB1, “AF3”, 3.32%, 1/25/2037 (d)(q)	1,264,714	581,156
C-BASS Mortgage Loan Trust, 2007-CB3, “A3”, 3.46%, 3/25/2037 (d)(q)	1,328,000	671,652
CHCP 2021-FL1 Ltd., “B”, FLR, 1.766% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	4,562,000	4,564,865
CHCP 2021-FL1 Ltd., “C”, FLR, 2.216% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	5,168,000	5,171,247
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	3,484,456	3,502,453
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,461,971	4,833,283
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,154,926	11,934,234
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	5,948,000	6,615,218
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	2,680,000	2,878,930
CLNC Ltd., 2019-FL1, “B”, FLR, 2.015% (LIBOR - 1mo. + 1.9%), 8/20/2035 (n)	6,270,000	6,245,578
CLNC Ltd., 2019-FL1, “C”, FLR, 2.515% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	10,190,000	10,158,049
Columbia Cent CLO 28 Ltd., “A-2-R”, 0%, 11/07/2030 (n)	28,014,809	28,017,779
Columbia Cent CLO 28 Ltd., “B-R”, 0%, 11/07/2030 (n)	17,835,205	17,837,096
Commercial Mortgage Pass-Through Certificates, 2014-LC19 “A4”, 3.183%, 2/10/2048	9,743,000	10,456,624
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	16,029,000	17,842,917
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	2,933,332	3,118,575
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	$10,331,522	$ 10,016,794
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	9,577,577	10,324,084
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,963,398	10,932,059
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	4,781,393	5,269,431
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	26,790,000	29,413,314
Countrywide Asset-Backed Certificates, 5.43%, 2/25/2033	14,706	13,972
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023 (n)	1,065,561	1,067,443
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,687,246	3,998,084
Cutwater Ltd., 2014-1A, “BR”, FLR, 2.584% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	5,280,000	5,259,260
Cutwater Ltd., 2015-1A, “BR”, FLR, 1.984% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	27,695,000	27,362,826
Dryden Senior Loan Fund, 2014-36A, “BR3”, CLO, FLR, 1.634% (LIBOR - 3mo. + 1.45%), 4/15/2029 (n)	14,975,000	14,935,301
Dryden Senior Loan Fund, 2017-49A, “CR”, FLR, 2.24% (LIBOR - 3mo. + 2.05%), 7/18/2030 (n)	16,500,000	16,501,766
DT Auto Owner Trust, 2019-2A, “C”, 3.18%, 2/18/2025 (n)	9,572,000	9,714,703
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 1.816% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	7,541,500	7,523,498
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	6,480,000	6,613,967
Flagship CLO, 2014-8A, “CRR”, FLR, 1.984% (LIBOR - 3mo. + 1.8%), 1/16/2026 (n)	4,600,000	4,587,207
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 1.584% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	18,297,137	18,297,089
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 2.084% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	4,000,000	3,983,128
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.46% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	12,628,253	12,628,253
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 0.984% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)	10,752,787	10,747,884
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 1.594% (LIBOR - 3mo. + 1.4%), 11/15/2026 (n)	8,043,105	8,078,575
Galaxy CLO Ltd., 2018-29A, “C”, FLR, 1.874% (LIBOR - 3mo. + 1.68%), 11/15/2026 (n)	6,670,000	6,668,773
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	3,147,598	3,169,149
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.234% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	$6,852,906	$ 6,852,906
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.013% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	1,423,308	1,420,003
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	11,461,699	12,412,623
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.048%, 11/10/2052	37,075,961	39,487,367
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.89% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	15,920,000	15,711,544
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 1.565% (LIBOR - 1mo. + 1.45%), 8/15/2028 (n)	4,683,000	4,679,263
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 1.765% (LIBOR - 1mo. + 1.65%), 8/15/2028 (n)	3,975,500	3,972,306
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 2.465% (LIBOR - 1mo. + 2.35%), 8/15/2028 (n)	1,312,500	1,310,865
IMPAC CMB Trust, FLR, 0.846% (LIBOR - 1mo. + 0.74%), 11/25/2034	34,373	34,717
IMPAC CMB Trust, FLR, 1.026% (LIBOR - 1mo. + 0.92%), 11/25/2034	17,187	17,533
IMPAC Secured Assets Corp., FLR, 0.456% (LIBOR - 1mo. + 0.35%), 5/25/2036	86,096	85,918
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.965% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	3,704,723	3,709,926
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,025,174	14,085,191
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	23,872,958	25,608,140
JPMDB Commercial Mortgage Securities Trust, 2017-C7, 3.409%, 10/15/2050	11,500,000	12,604,508
JPMorgan Chase Commercial Mortgage Securities Corp., 5.788%, 7/15/2042 (n)	561,217	462,219
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	12,800,212	14,054,559
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.115% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	13,421,000	13,421,000
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.614% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	21,675,000	21,675,000
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.665% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	5,705,000	5,672,898
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.065% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	5,553,900	5,494,956
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
LoanCore Ltd., 2018-CRE1/CRE3, “B”, FLR, 1.715% (LIBOR - 1mo. + 1.6%), 4/15/2034 (n)	$5,351,850	$ 5,311,759
LoanCore Ltd., 2019-CRE2, “D”, FLR, 2.565% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	3,164,500	3,071,593
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.485% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	4,159,800	4,144,222
Merrill Lynch Mortgage Investors, Inc., 3.86%, 2/25/2037 (a)(d)	1,881,578	353,541
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.456% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	7,150,000	7,145,531
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.536% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	37,395,000	37,394,989
MF1 CLO Ltd., 2019-FL2, “C”, FLR, 2.106% (LIBOR - 1mo. + 2.0%), 12/25/2034 (n)	5,000,000	4,998,440
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.814% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	10,670,500	10,660,502
MidOcean Credit CLO, 2013-2A, “BR”, 1.827%, 1/29/2030 (n)	31,520,702	31,523,980
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048	8,114,737	8,718,785
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	26,134,745	28,753,326
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “A”, FLR, 0.746% (LIBOR - 1mo. + 0.64%), 5/25/2024 (n)	17,916,000	17,921,119
Neuberger Berman CLO Ltd., 2016-21A, “CR2”, 0%, 4/20/2034 (n)	9,973,559	9,974,576
Neuberger Berman CLO Ltd., 2017-16SA, “BR”, FLR, 1.599% (LIBOR - 3mo. + 1.4%), 4/15/2034 (n)	20,000,000	19,989,900
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	7,876,000	8,064,595
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 1.534% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	13,240,000	13,246,938
Ownit Mortgage Loan Asset-Backed Certificates, 3.03%, 10/25/2035	559,217	399,990
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.532% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	13,300,000	13,229,084
Palmer Square Loan Funding Ltd., 2020-1A, “B”, FLR, 2.082% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	11,690,351	11,454,299
Parallel Ltd., 2015-1A, “C1R”, FLR, 1.938% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,700,000	3,698,139
Parallel Ltd., 2015-1A, “C2R”, FLR, 1.938% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,990,000	3,964,396
PFP III Ltd., 2021-7, “B”, FLR, 1.516% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	3,867,000	3,847,738
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
PFP III Ltd., 2021-7, “C”, FLR, 1.766% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	$6,777,000	$ 6,760,125
Preferred Term Securities XIX Ltd., CDO, FLR, 0.534% (LIBOR - 3mo. + 0.35%), 12/22/2035 (n)	3,585,760	3,083,753
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 1.222% (LIBOR - 3mo. + 1.04%), 2/20/2030 (n)	13,181,113	13,187,585
Regatta II Funding L.P., 2013-2A, “BR3”, FLR, 2.184% (LIBOR - 3mo. + 2%), 1/15/2029 (n)	17,000,000	16,956,089
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023 (n)	8,857,000	9,007,914
Santander Retail Auto Lease Trust, 2020-A, “C”, 2.08%, 3/20/2024 (n)	8,132,000	8,327,068
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	3,725,464	3,790,926
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	4,442,480	4,538,915
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.838% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	2,000,000	1,976,094
Starwood Commercial Mortgage, 2021-FL2, “C”, 0%, 4/18/2038 (n)	8,255,500	8,270,971
Thornburg Mortgage Securities Trust, FLR, 0.786% (LIBOR - 1mo. + 0.68%), 4/25/2043	1,736	1,762
TICP CLO Ltd., 2018-IA, “A2”, FLR, 1.676% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	16,262,022	16,263,120
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	33,000,000	36,223,714
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	18,388,578	20,665,867
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	15,000,000	16,453,797
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 10/15/2052	39,643,739	41,582,254
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	5,532,481	5,549,425
Voya CLO Ltd., 2012-4A, “A2AR”, FLR, 2.084% (LIBOR - 3mo. + 1.90%), 10/15/2030 (n)	6,560,000	6,594,552
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	15,451,790	16,843,846
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	7,740,000	8,151,739
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	25,027,917	27,670,975
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	$13,470,000	$ 14,901,798
Wells Fargo Commercial Mortgage Trust, 2018-C46, “A4”, 4.152%, 8/15/2051	4,840,000	5,498,247
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052	32,977,910	35,166,314
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	41,394,790	44,410,711
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053	15,596,000	15,394,925
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.884% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	2,650,000	2,648,664
		$ 1,647,044,011
Automotive – 0.8%
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)	$15,660,000	$ 16,384,275
Allison Transmission, Inc., 3.75%, 1/30/2031 (n)	17,374,000	16,765,910
Hyundai Capital America, 2.375%, 10/15/2027 (n)	8,065,000	8,136,598
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	7,265,000	7,366,274
Volkswagen Group of America Finance LLC, 3.2%, 9/26/2026 (n)	11,522,000	12,497,837
Volkswagen Group of America Finance LLC, 3.75%, 5/13/2030 (n)	4,856,000	5,348,122
		$66,499,016
Broadcasting – 0.7%
Discovery, Inc., 4.65%, 5/15/2050	$10,212,000	$ 11,311,187
Netflix, Inc., 4.875%, 4/15/2028	4,480,000	5,157,600
Prosus N.V., 3.68%, 1/21/2030 (n)	17,751,000	18,556,480
WMG Acquisition Corp., 3%, 2/15/2031 (n)	26,820,000	25,177,275
		$60,202,542
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp., 3.2%, 3/02/2027	$16,801,000	$ 18,322,563
E*TRADE Financial Corp., 2.95%, 8/24/2022	2,848,000	2,935,617
E*TRADE Financial Corp., 3.8%, 8/24/2027	18,580,000	20,586,599
E*TRADE Financial Corp., 4.5%, 6/20/2028	8,585,000	9,814,493
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	5,422,000	6,018,057
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	6,498,000	6,356,279
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	3,000,000	2,771,169
LPL Holdings, Inc., 4%, 3/15/2029 (n)	26,786,000	26,786,000
Raymond James Financial, Inc., 4.95%, 7/15/2046	14,019,000	17,686,966
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	$1,756,000	$ 1,914,457
		$113,192,200
Building – 0.7%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$10,860,000	$ 11,022,900
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	2,060,000	2,257,781
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	5,519,000	5,564,214
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	17,370,000	17,413,425
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	15,475,000	14,505,105
Vulcan Materials Co., 3.5%, 6/01/2030	8,881,000	9,665,424
		$60,428,849
Business Services – 1.2%
Equinix, Inc., 5.375%, 5/15/2027	$12,215,000	$ 13,124,773
Equinix, Inc., 1.8%, 7/15/2027	8,840,000	8,764,330
Equinix, Inc., 2.15%, 7/15/2030	20,521,000	19,740,822
Fiserv, Inc., 3.5%, 7/01/2029	16,847,000	18,258,566
Fiserv, Inc., 2.65%, 6/01/2030	9,936,000	10,114,890
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	27,150,000	27,076,152
NXP Semiconductors N.V., 2.7%, 5/01/2025 (n)	1,921,000	2,030,206
		$99,109,739
Cable TV – 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5%, 2/01/2028 (n)	$18,670,000	$ 19,510,150
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	17,665,000	17,972,194
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	10,635,000	12,094,369
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	6,428,000	8,381,559
Cox Communications, Inc., 3.15%, 8/15/2024 (n)	13,779,000	14,754,197
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	13,220,000	13,595,448
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	17,170,000	17,084,150
CSC Holdings LLC, 4.5%, 11/15/2031 (n)	16,620,000	16,620,000
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	16,225,000	17,533,141
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	14,670,000	15,149,709
Time Warner Cable, Inc., 4.5%, 9/15/2042	9,503,000	10,282,969
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,688,000	6,926,456
		$169,904,342
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.2%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	$13,955,000	$ 13,560,492
Computer Software – 0.4%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$26,757,000	$ 31,683,232
Computer Software - Systems – 0.3%
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$24,635,000	$ 26,171,608
Conglomerates – 0.9%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$9,016,000	$ 9,173,780
Carrier Global Corp., 3.577%, 4/05/2050	26,852,000	27,004,826
Otis Worldwide Corp., 2.565%, 2/15/2030	8,181,000	8,325,037
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	7,226,000	7,880,417
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	20,520,000	23,600,640
		$75,984,700
Consumer Products – 0.6%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$12,239,000	$ 13,031,401
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	38,107,000	40,309,837
		$53,341,238
Consumer Services – 0.6%
Booking Holdings, Inc., 2.75%, 3/15/2023	$3,459,000	$ 3,605,413
Booking Holdings, Inc., 3.65%, 3/15/2025	21,404,000	23,401,916
MercadoLibre, Inc., 3.125%, 1/14/2031	20,686,000	19,786,159
		$46,793,488
Containers – 0.3%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$23,115,000	$ 23,993,370
Electronics – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$12,744,000	$ 13,962,253
Broadcom, Inc., 4.75%, 4/15/2029	11,269,000	12,821,131
Broadcom, Inc., 4.15%, 11/15/2030	21,844,000	23,878,131
Broadcom, Inc., 3.469%, 4/15/2034 (n)	14,208,000	14,364,750
Sensata Technologies B.V., 5%, 10/01/2025 (n)	18,485,000	20,518,350
Sensata Technologies B.V., 4%, 4/15/2029 (n)	10,115,000	10,177,713
		$95,722,328
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – 0.4%
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	$25,026,000	$ 23,758,707
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030	11,718,000	11,796,394
		$35,555,101
Emerging Market Sovereign – 0.2%
Dominican Republic, 4.5%, 1/30/2030 (n)	$19,335,000	$ 20,060,062
Energy - Independent – 0.9%
Diamondback Energy, Inc., 4.4%, 3/24/2051	$8,246,000	$ 8,656,826
Energean Israel Finance Ltd., 4.875%, 3/30/2026	16,253,000	16,760,906
Energean Israel Finance Ltd., 5.375%, 3/30/2028	3,720,000	3,846,220
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	11,052,000	12,263,741
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	11,033,000	12,362,256
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	20,254,000	20,676,498
		$74,566,447
Energy - Integrated – 0.4%
Eni S.p.A., 4%, 9/12/2023 (n)	$13,354,000	$ 14,338,139
Eni S.p.A., 4.25%, 5/09/2029 (n)	13,075,000	14,656,883
Exxon Mobil Corp., 4.227%, 3/19/2040	6,373,000	7,286,403
		$36,281,425
Entertainment – 0.3%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$22,065,000	$ 22,202,906
Financial Institutions – 1.3%
AerCap Ireland Capital DAC, 4.5%, 9/15/2023	$18,533,000	$ 19,959,522
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	12,467,000	14,672,950
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	15,117,000	16,527,698
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	12,497,000	13,232,562
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	11,944,000	11,677,281
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	7,349,000	7,836,820
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	10,807,000	10,512,954
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	14,072,333	14,072,333
		$108,492,120
Food & Beverages – 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046	$16,947,000	$ 20,246,513
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	4,000,000	4,367,092
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	15,299,000	19,321,768
Aramark Services, Inc., 5%, 2/01/2028 (n)	13,005,000	13,606,481
22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	$20,690,000	$ 22,759,207
		$80,301,061
Gaming & Lodging – 1.3%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$6,310,000	$ 6,932,166
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	5,146,000	5,809,525
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	5,000,000	5,656,162
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	26,645,000	26,203,226
Las Vegas Sands Corp., 3.5%, 8/18/2026	9,609,000	10,091,733
Marriott International, Inc., 5.75%, 5/01/2025	6,785,000	7,810,506
Marriott International, Inc., 4.625%, 6/15/2030	5,794,000	6,505,269
Marriott International, Inc., 2.85%, 4/15/2031	9,072,000	9,018,076
Marriott International, Inc., 3.5%, 10/15/2032	12,991,000	13,560,883
VICI Properties, Inc., 4.125%, 8/15/2030 (n)	16,855,000	17,118,444
		$108,705,990
Insurance - Health – 0.2%
UnitedHealth Group, Inc., 2.375%, 10/15/2022	$17,854,000	$ 18,400,835
Insurance - Property & Casualty – 2.0%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$13,217,000	$ 14,299,849
Ambac Assurance Corp., 5.1%, 6/07/2069 (z)	13,854	18,806
Ambac LSNI LLC, FLR, 6% (LIBOR - 3mo. + 5%), 2/12/2023 (n)	50,252	50,315
American International Group, Inc., 3.75%, 7/10/2025	17,044,000	18,746,624
American International Group, Inc., 3.9%, 4/01/2026	7,197,000	7,987,978
American International Group, Inc., 4.7%, 7/10/2035	4,748,000	5,584,024
Aon Corp., 3.75%, 5/02/2029	22,369,000	24,880,412
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	15,409,000	17,350,020
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031 (n)	7,257,000	7,321,410
Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	17,671,000	18,378,162
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	7,359,000	7,758,899
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	11,271,000	11,824,773
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	21,556,000	25,295,354
Progressive Corp., 3.2%, 3/26/2030	4,429,000	4,823,052
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	1,991,000	2,344,970
		$166,664,648
International Market Quasi-Sovereign – 0.1%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$6,911,000	$ 8,208,982
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 1.95%, 7/02/2023	$5,547,000	$ 5,702,384
CNH Industrial Capital LLC, 4.2%, 1/15/2024	3,109,000	3,383,269
CNH Industrial Capital LLC, 3.85%, 11/15/2027	7,799,000	8,646,067
		$17,731,720
Major Banks – 8.3%
Bank of America Corp., 3.3%, 1/11/2023	$13,781,000	$ 14,477,613
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	11,240,000	12,173,720
Bank of America Corp., 3.97% to 3/05/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	8,931,000	9,959,691
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	39,891,000	40,006,522
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR + 1.93%) to 6/19/2041	14,670,000	13,782,423
Bank of America Corp., 4.443%, 1/20/2048	22,029,000	25,841,981
Bank of America Corp., 6.5% to 10/23/2024, FLR (LIBOR - 3mo. + 4.174%) to 10/23/2049	4,140,000	4,772,178
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	15,392,000	17,258,280
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	13,771,000	15,529,557
Barclays PLC, 4.375%, 1/12/2026	4,620,000	5,179,563
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	7,802,000	9,042,829
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	1,753,000	1,936,101
Credit Suisse Group Fund (Guernsey) Ltd., 3.75%, 3/26/2025	10,358,000	11,229,463
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	7,499,000	7,917,315
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	15,968,000	16,304,005
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2169	10,111,000	10,168,169
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	25,500,000	25,578,540
JPMorgan Chase & Co., 3.125%, 1/23/2025	14,413,000	15,540,130
JPMorgan Chase & Co., 2.95%, 10/01/2026	21,948,000	23,662,508
JPMorgan Chase & Co., 3.509%, 1/23/2029	18,395,000	20,087,079
JPMorgan Chase & Co., 4.005%, 4/23/2029	28,117,000	31,615,879
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	14,246,000	16,244,474
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR + 1.51%) to 10/15/2030	16,953,000	17,392,225
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR + 2.515%) to 5/13/2031	12,895,000	13,246,556
24

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Lloyds Bank PLC, 3.75%, 1/11/2027	$7,659,000	$ 8,445,041
Mitsubishi UFJ Financial Group, Inc., 2.048%, 7/17/2030	37,900,000	37,036,860
Morgan Stanley, 3.875%, 1/27/2026	12,582,000	14,025,899
Morgan Stanley, 3.125%, 7/27/2026	13,070,000	14,163,621
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR + 1.143%) to 1/22/2031	6,913,000	7,065,160
Morgan Stanley, 4.3%, 1/27/2045	1,794,000	2,116,276
Morgan Stanley, 4.375%, 1/22/2047	12,931,000	15,578,614
PNC Financial Services Group, Inc., 2.55%, 1/22/2030	25,120,000	25,788,677
Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/08/2030	38,002,000	37,377,820
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	32,452,000	32,535,344
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2069 (n)	30,010,000	29,897,763
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	6,393,000	7,132,278
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	10,148,000	11,481,703
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031	23,480,000	23,729,344
Wells Fargo & Co., 3.068% to 4/30/2040, FLR (SOFR + 2.53%) to 4/30/2041	22,776,000	22,489,625
Westpac Banking Corp., 2.894% to 2/4/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	18,137,000	18,769,618
		$686,580,444
Medical & Health Technology & Services – 2.7%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$5,659,000	$ 6,009,541
Alcon, Inc., 3%, 9/23/2029 (n)	10,494,000	10,923,664
Alcon, Inc., 2.6%, 5/27/2030 (n)	4,201,000	4,236,040
Charles River Laboratories International, Inc., 4%, 3/15/2031 (n)	15,820,000	16,294,600
Cigna Corp., 2.4%, 3/15/2030	16,983,000	16,993,752
CommonSpirit Health, 2.95%, 11/01/2022	9,078,000	9,389,415
DaVita, Inc., 4.625%, 6/01/2030 (n)	16,525,000	16,731,563
HCA, Inc., 5.25%, 6/15/2026	13,993,000	16,240,332
HCA, Inc., 5.625%, 9/01/2028	27,935,000	32,579,194
HCA, Inc., 4.125%, 6/15/2029	14,251,000	15,839,525
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	9,151,000	10,578,339
Northwell Healthcare, Inc., 3.979%, 11/01/2046	3,110,000	3,361,817
Northwell Healthcare, Inc., 4.26%, 11/01/2047	9,132,000	10,322,428
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	23,983,000	27,769,197
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	9,026,000	10,658,048
Tower Health, 4.451%, 2/01/2050	22,087,000	18,553,080
		$226,480,535
25

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.2%
Boston Scientific Corp., 4%, 3/01/2029	$17,459,000	$ 19,560,042
Metals & Mining – 0.7%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$10,327,000	$ 10,269,061
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	12,071,000	12,099,947
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	5,407,000	5,759,645
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	16,349,000	16,119,182
Novelis Corp., 5.875%, 9/30/2026 (n)	14,155,000	14,766,354
		$59,014,189
Midstream – 2.1%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$13,412,000	$ 13,998,775
Enbridge, Inc., 4.25%, 12/01/2026	16,077,000	18,108,799
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	29,388,000	28,820,062
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	7,347,000	10,357,402
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	6,112,000	7,974,983
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	7,661,000	9,155,448
ONEOK, Inc., 5.2%, 7/15/2048	13,639,000	15,603,524
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	32,426,000	32,870,799
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	12,661,000	14,293,061
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	4,765,000	5,277,576
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	4,956,000	5,581,765
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	11,866,000	12,429,635
		$174,471,829
Mortgage-Backed – 20.1%
Fannie Mae, 5.5%, 2/01/2023 - 12/01/2038	$7,016,092	$ 8,137,344
Fannie Mae, 2.41%, 5/01/2023	2,322,099	2,389,787
Fannie Mae, 2.55%, 5/01/2023	1,196,429	1,233,911
Fannie Mae, 5%, 3/01/2024 - 3/01/2042	7,575,816	8,715,907
Fannie Mae, 5.25%, 8/01/2024	825,047	907,403
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	37,701,828	42,276,943
Fannie Mae, 3.5%, 5/25/2025 - 5/01/2049	56,817,467	61,430,431
Fannie Mae, 2.574%, 12/25/2026	11,523,963	12,348,217
Fannie Mae, 3.95%, 1/01/2027	615,205	691,814
Fannie Mae, 3%, 11/01/2028 - 11/01/2048	45,304,422	47,917,977
Fannie Mae, 2.5%, 11/01/2031 - 11/01/2046	3,866,530	4,028,238
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	72,703	84,593
Fannie Mae, 3%, 2/25/2033 (i)	1,864,078	185,152
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	2,815,953	3,329,730
Fannie Mae, 3.25%, 5/25/2040	688,782	745,244
Fannie Mae, 4%, 9/01/2040 - 12/01/2048	63,831,622	70,219,643
26

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	$1,597,070	$ 1,640,183
Fannie Mae, 4%, 7/25/2046 (i)	1,736,433	331,418
Fannie Mae, UMBS, 2.5%, 7/01/2040 - 7/01/2050	28,444,963	29,762,154
Fannie Mae, UMBS, 5.5%, 5/01/2044	2,930,529	3,409,663
Fannie Mae, UMBS, 3.5%, 5/01/2049	2,244,677	2,401,582
Fannie Mae, UMBS, 3%, 8/01/2050 - 9/01/2050	6,400,974	6,707,905
Fannie Mae, UMBS, 2%, 1/01/2051 - 2/01/2051	2,994,832	3,040,261
Freddie Mac, 2.791%, 1/25/2022	7,066,722	7,156,824
Freddie Mac, 2.355%, 7/25/2022	10,625,468	10,850,122
Freddie Mac, 3.32%, 2/25/2023	5,070,913	5,322,623
Freddie Mac, 3.25%, 4/25/2023	7,830,787	8,221,409
Freddie Mac, 3.06%, 7/25/2023	1,328,995	1,400,788
Freddie Mac, 3.531%, 7/25/2023	2,816,666	2,998,654
Freddie Mac, 3.458%, 8/25/2023	8,879,782	9,445,638
Freddie Mac, 2.67%, 12/25/2024	4,982,063	5,316,476
Freddie Mac, 2.811%, 1/25/2025	7,744,684	8,311,054
Freddie Mac, 3.329%, 5/25/2025	9,013,328	9,876,543
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	7,162,220	7,859,653
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	8,735,735	9,801,232
Freddie Mac, 3.3%, 10/25/2026	4,957,000	5,504,589
Freddie Mac, 3.117%, 6/25/2027	17,177,017	18,956,145
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	47,187,890	50,088,532
Freddie Mac, 3.926%, 7/25/2028	2,186,000	2,542,803
Freddie Mac, 4.06%, 10/25/2028	9,501,000	11,136,916
Freddie Mac, 1.218%, 7/25/2029 (i)	12,711,308	1,012,651
Freddie Mac, 1.269%, 8/25/2029 (i)	22,433,737	1,871,588
Freddie Mac, 1.985%, 4/25/2030 (i)	6,415,004	968,474
Freddie Mac, 5.5%, 8/01/2033 - 1/01/2038	1,614,794	1,871,244
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	894,996	1,037,316
Freddie Mac, 5%, 11/01/2035 - 7/01/2041	3,800,834	4,363,540
Freddie Mac, 5.5%, 2/15/2036 (i)	373,205	68,630
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	37,867,601	40,907,198
Freddie Mac, 4.5%, 12/15/2040 (i)	361,022	34,058
Freddie Mac, 4%, 8/15/2044 (i)	476,158	59,551
Freddie Mac, UMBS, 3%, 11/01/2034 - 7/01/2050	12,542,452	13,216,557
Freddie Mac, UMBS, 2.5%, 8/01/2040	2,540,152	2,669,073
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	1,115,552	1,303,457
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	1,093,382	1,293,516
Ginnie Mae, 4.5%, 4/15/2039 - 7/20/2049	18,741,186	20,883,495
Ginnie Mae, 4%, 10/20/2040 - 7/20/2049	10,554,908	11,447,061
Ginnie Mae, 3.5%, 11/15/2040 - 9/20/2048	26,825,451	28,927,087
Ginnie Mae, 3%, 11/20/2044 - 9/20/2050	51,641,615	54,584,306
Ginnie Mae, 2.5%, 12/20/2050	15,362,341	15,980,303
27

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, TBA, 2.5%, 2/20/2051 - 5/15/2051	$71,959,488	$ 74,802,774
Ginnie Mae, TBA, 2%, 5/15/2051	21,700,000	22,142,476
Ginnie Mae, TBA, 3%, 5/15/2051	33,800,000	35,368,532
Ginnie Mae, TBA, 3.5%, 5/15/2051	64,811,608	68,748,407
Ginnie Mae, TBA, 4%, 5/15/2051	31,850,000	34,061,460
UMBS, TBA, 1.5%, 5/25/2036	20,950,000	21,209,420
UMBS, TBA, 2%, 5/25/2036 - 7/25/2051	291,050,000	294,494,586
UMBS, TBA, 2.5%, 5/25/2036 - 6/25/2051	158,675,000	164,823,944
UMBS, TBA, 3%, 5/25/2036 - 6/25/2051	136,784,693	143,378,036
UMBS, TBA, 3.5%, 5/25/2036 - 6/25/2051	63,212,467	67,226,384
UMBS, TBA, 4%, 5/25/2051	42,425,000	45,579,531
		$ 1,661,060,156
Municipals – 2.0%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.06%, 12/01/2025	$2,460,000	$ 2,517,024
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	24,325,000	24,283,326
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	4,565,000	4,566,912
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	196,010	206,769
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029	25,254,000	32,544,731
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	29,043,000	28,690,456
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	8,467,000	9,422,270
Philadelphia, PA, School District, “B”, AGM, 6.615%, 6/01/2030	6,320,000	7,992,790
Philadelphia, PA, School District, “B”, AGM, 6.765%, 6/01/2040	4,260,000	5,996,863
Residential Funding Mortgage Securities, Inc., FGIC, 5.299%, 12/25/2035	196,414	195,186
State of Florida, “A”, 2.154%, 7/01/2030	29,316,000	29,314,338
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	5,237,000	4,350,224
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	15,190,000	9,796,200
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	5,237,000	2,970,566
28

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	$17,800,000	$ 5,226,055
		$168,073,710
Natural Gas - Distribution – 0.6%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$18,261,000	$ 19,549,992
KeySpan Gas East Corp., 2.742%, 8/15/2026 (n)	13,855,000	14,595,297
NiSource, Inc., 3.6%, 5/01/2030	16,331,000	17,836,029
		$51,981,318
Network & Telecom – 0.6%
AT&T, Inc., 3.5%, 9/15/2053 (n)	$7,351,000	$ 6,761,916
AT&T, Inc., 3.55%, 9/15/2055 (n)	19,066,000	17,562,207
Verizon Communications, Inc., 2.1%, 3/22/2028	6,225,000	6,281,512
Verizon Communications, Inc., 2.55%, 3/21/2031	11,670,000	11,697,699
Verizon Communications, Inc., 4.272%, 1/15/2036	9,580,000	11,037,679
		$53,341,013
Oil Services – 0.4%
Halliburton Co., 2.92%, 3/01/2030	$24,293,000	$ 24,370,714
Halliburton Co., 5%, 11/15/2045	6,984,000	7,907,606
		$32,278,320
Oils – 0.2%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$9,202,000	$ 10,316,851
Marathon Petroleum Corp., 5.85%, 12/15/2045	4,349,000	5,305,584
Valero Energy Corp., 4%, 4/01/2029	4,000,000	4,365,564
		$19,987,999
Other Banks & Diversified Financials – 1.4%
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)	$23,529,000	$ 23,894,876
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	3,408,000	3,662,986
BBVA USA, 2.875%, 6/29/2022	22,375,000	22,972,964
Branch Banking & Trust Co., 2.25%, 3/11/2030	3,292,000	3,249,399
Citigroup, Inc., 2.666% to 1/29/2030, FLR (SOFR + 1.146%) to 1/29/2031	35,127,000	35,618,216
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	6,826,000	7,549,273
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	14,673,000	15,846,840
		$112,794,554
Pharmaceuticals – 0.2%
AbbVie, Inc., 3.8%, 3/15/2025	$14,250,000	$ 15,476,208
29

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Apartment – 0.2%
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.215% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	$10,615,000	$ 10,714,471
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	2,126,000	2,290,818
		$13,005,289
Real Estate - Healthcare – 0.2%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$12,137,000	$ 12,774,193
Real Estate - Office – 0.4%
Boston Properties, Inc., REIT, 2.55%, 4/01/2032	$29,885,000	$ 28,901,151
Real Estate - Retail – 0.3%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$24,915,000	$ 26,222,049
Specialty Chemicals – 0.1%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$4,510,000	$ 4,712,815
Specialty Stores – 0.1%
Penske Automotive Group Co., 5.5%, 5/15/2026	$3,857,000	$ 3,982,353
TJX Cos., Inc., 3.875%, 4/15/2030	2,146,000	2,415,485
		$6,397,838
Telecommunications - Wireless – 1.9%
American Tower Corp., REIT, 2.75%, 1/15/2027	$5,739,000	$ 6,022,730
American Tower Corp., REIT, 3.55%, 7/15/2027	22,854,000	24,951,458
American Tower Corp., REIT, 3.8%, 8/15/2029	14,349,000	15,792,782
American Tower Corp., REIT, 3.1%, 6/15/2050	4,889,000	4,558,846
Crown Castle International Corp., 3.2%, 9/01/2024	4,273,000	4,578,604
Crown Castle International Corp., 3.7%, 6/15/2026	3,292,000	3,618,499
Crown Castle International Corp., 4%, 3/01/2027	1,204,000	1,340,640
Crown Castle International Corp., 3.8%, 2/15/2028	4,159,000	4,567,349
Crown Castle International Corp., 3.25%, 1/15/2051	11,043,000	10,429,775
SBA Communications Corp., 3.875%, 2/15/2027	21,041,000	21,518,105
SBA Communications Corp., 3.125%, 2/01/2029 (n)	17,490,000	16,754,932
T-Mobile USA, Inc., 2.55%, 2/15/2031 (n)	31,557,000	31,043,568
T-Mobile USA, Inc., 2.875%, 2/15/2031	6,431,000	6,278,264
T-Mobile USA, Inc., 4.375%, 4/15/2040 (n)	5,009,000	5,558,287
		$157,013,839
30

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.5%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$19,593,000	$ 20,876,624
B.A.T. Capital Corp., 4.906%, 4/02/2030	2,406,000	2,713,333
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	14,574,000	15,016,226
		$38,606,183
Transportation - Services – 0.5%
Adani Ports & Special Economic Zone Ltd., 4%, 7/30/2027 (n)	$4,236,000	$ 4,400,432
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/03/2029	4,395,000	4,529,102
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	12,841,000	12,989,608
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	1,155,000	1,266,892
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	11,169,000	16,341,611
		$39,527,645
U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 6.34%, 5/01/2021	$259	$ 259
Small Business Administration, 6.44%, 6/01/2021	205	205
Small Business Administration, 5.34%, 11/01/2021	2,854	2,876
Small Business Administration, 6.07%, 3/01/2022	1,590	1,619
Small Business Administration, 4.35%, 7/01/2023	33,135	34,188
Small Business Administration, 4.98%, 11/01/2023	35,683	37,052
Small Business Administration, 4.89%, 12/01/2023	55,098	57,318
Small Business Administration, 4.93%, 1/01/2024	52,470	54,596
Small Business Administration, 4.34%, 3/01/2024	72,807	75,444
Small Business Administration, 5.18%, 5/01/2024	48,344	50,603
Small Business Administration, 5.52%, 6/01/2024	68,318	71,793
Small Business Administration, 5.19%, 7/01/2024	70,020	73,185
Small Business Administration, 4.86%, 10/01/2024	46,415	48,699
Small Business Administration, 4.57%, 6/01/2025	157,080	165,177
Small Business Administration, 4.76%, 9/01/2025	449,596	472,506
Small Business Administration, 5.39%, 12/01/2025	36,692	39,145
Small Business Administration, 5.35%, 2/01/2026	211,526	226,472
Small Business Administration, 3.25%, 11/01/2030	985,817	1,047,176
Small Business Administration, 2.85%, 9/01/2031	1,817,004	1,888,949
Small Business Administration, 2.37%, 8/01/2032	1,128,897	1,160,392
Small Business Administration, 2.13%, 1/01/2033	2,091,787	2,138,815
Small Business Administration, 2.21%, 2/01/2033	601,253	611,689
Small Business Administration, 2.22%, 3/01/2033	1,988,893	2,022,893
Small Business Administration, 2.08%, 4/01/2033	3,336,562	3,375,261
Small Business Administration, 2.45%, 6/01/2033	4,167,563	4,331,908
Small Business Administration, 3.15%, 7/01/2033	5,263,958	5,512,060
Small Business Administration, 3.16%, 8/01/2033	5,295,581	5,599,008
31

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 3.62%, 9/01/2033	$2,804,023	$ 3,022,869
		$32,122,157
U.S. Treasury Obligations – 12.0%
U.S. Treasury Bond, 1.625%, 11/15/2050	$50,000,000	$ 42,773,438
U.S. Treasury Bonds, 1.375%, 11/15/2040	74,100,000	64,559,625
U.S. Treasury Bonds, 2.875%, 5/15/2043	58,777,000	65,591,458
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	29,323,000	30,604,736
U.S. Treasury Bonds, 2.875%, 11/15/2046	27,653,000	30,862,260
U.S. Treasury Bonds, 3%, 2/15/2048	19,900,000	22,790,941
U.S. Treasury Bonds, 2.375%, 11/15/2049	81,500,000	83,012,207
U.S. Treasury Notes, 0.125%, 12/31/2022	262,000,000	261,948,829
U.S. Treasury Notes, 2.75%, 5/31/2023	138,210,500	145,563,730
U.S. Treasury Notes, 0.375%, 12/31/2025	222,000,000	217,898,204
U.S. Treasury Notes, 1.125%, 8/15/2040	27,300,000	22,752,844
		$988,358,272
Utilities - Electric Power – 2.4%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$8,350,000	$ 9,061,980
AEP Transmission Co. LLC, 4%, 12/01/2046	7,080,000	8,051,232
Calpine Corp., 3.75%, 3/01/2031 (n)	16,960,000	16,194,256
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	19,635,000	20,560,594
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	27,271,000	29,704,098
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	29,514,000	31,819,066
Evergy, Inc., 2.9%, 9/15/2029	3,000,000	3,084,150
FirstEnergy Corp., 2.65%, 3/01/2030	15,914,000	15,555,935
FirstEnergy Corp., 5.35%, 7/15/2047	20,026,000	23,230,160
FirstEnergy Corp., 3.4%, 3/01/2050	9,936,000	9,165,960
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	2,145,000	2,315,570
Pacific Gas & Electric Co., 3.3%, 8/01/2040	34,169,000	30,370,356
		$199,113,357
Utilities - Gas – 0.1%
East Ohio Gas Co., 3%, 6/15/2050 (n)	$5,548,000	$ 5,300,131
Total Bonds (Identified Cost, $7,953,416,742)		$ 8,184,064,948
Investment Companies (h) – 12.8%
Money Market Funds – 12.8%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $1,059,797,223)	1,059,797,223	$ 1,059,797,223
Other Assets, Less Liabilities – (11.9)%		(986,533,738)
Net Assets – 100.0%		$ 8,257,328,433
32

Portfolio of Investments – continued
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,059,797,223 and $8,184,064,948, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,428,194,495, representing 29.4% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(q)	Interest received was less than stated coupon rate.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ambac Assurance Corp., 5.1%, 6/07/2069	2/14/18	$5,382	$18,806
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
33

Portfolio of Investments – continued
Derivative Contracts at 4/30/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	1,132	$249,897,844	June – 2021	$3,095
U.S. Treasury Ultra Note 10 yr	Short	USD	3,850	560,355,469	June – 2021	8,593,228
						$8,596,323
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	587	$72,751,313	June – 2021	$(538,639)
U.S. Treasury Ultra Bond	Long	USD	1,805	335,560,781	June – 2021	(1,108,330)
						$(1,646,969)
At April 30, 2021, the fund had liquid securities with an aggregate value of $8,232,784 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
34

Financial Statements
Statement of Assets and Liabilities
At 4/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $7,953,416,742)	$8,184,064,948
Investments in affiliated issuers, at value (identified cost, $1,059,797,223)	1,059,797,223
Receivables for
Net daily variation margin on open futures contracts	105,739
Investments sold	201,297
TBA sale commitments	310,991,534
Fund shares sold	17,225,556
Interest and dividends	44,168,484
Receivable from investment adviser	162,248
Other assets	16,905
Total assets	$9,616,733,934
Liabilities
Payable to custodian	$28,426
Payables for
Distributions	1,650,364
Investments purchased	80,760,782
TBA purchase commitments	1,266,170,124
Fund shares reacquired	8,761,086
Payable to affiliates
Administrative services fee	3,089
Shareholder servicing costs	1,525,547
Distribution and service fees	30,578
Program manager fees	54
Payable for independent Trustees' compensation	108
Accrued expenses and other liabilities	475,343
Total liabilities	$1,359,405,501
Net assets	$8,257,328,433
Net assets consist of
Paid-in capital	$7,969,957,538
Total distributable earnings (loss)	287,370,895
Net assets	$8,257,328,433
Shares of beneficial interest outstanding	732,693,269
35

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,969,272,534	263,510,678	$11.27
Class B	6,865,277	608,261	11.29
Class C	77,610,328	6,878,553	11.28
Class I	1,651,205,827	146,516,375	11.27
Class R1	1,811,571	160,534	11.28
Class R2	25,397,995	2,254,424	11.27
Class R3	57,652,083	5,116,220	11.27
Class R4	127,449,118	11,305,656	11.27
Class R6	3,320,148,840	294,574,405	11.27
Class 529A	16,725,631	1,485,616	11.26
Class 529B	93,450	8,259	11.31
Class 529C	3,095,779	274,288	11.29

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.77 [100 / 95.75 x $11.27] and $11.76 [100 / 95.75 x $11.26], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
36

Financial Statements
Statement of Operations
Year ended 4/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$209,049,960
Dividends from affiliated issuers	653,233
Other	18,731
Foreign taxes withheld	(127,137)
Total investment income	$209,594,787
Expenses
Management fee	$30,808,378
Distribution and service fees	8,363,418
Shareholder servicing costs	4,815,543
Program manager fees	9,758
Administrative services fee	559,026
Independent Trustees' compensation	87,994
Custodian fee	299,552
Shareholder communications	538,102
Audit and tax fees	82,457
Legal fees	60,945
Miscellaneous	699,245
Total expenses	$46,324,418
Fees paid indirectly	(4,995)
Reduction of expenses by investment adviser and distributor	(7,145,974)
Net expenses	$39,173,449
Net investment income (loss)	$170,421,338
37

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$161,678,693
Affiliated issuers	(62,538)
Futures contracts	(11,870,296)
Swap agreements	4,526,985
Forward foreign currency exchange contracts	(630,882)
Foreign currency	(1,275,520)
Net realized gain (loss)	$152,366,442
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(42,996,038)
Affiliated issuers	7,481
Futures contracts	18,861,477
Swap agreements	13,949,151
Net unrealized gain (loss)	$(10,177,929)
Net realized and unrealized gain (loss)	$142,188,513
Change in net assets from operations	$312,609,851
See Notes to Financial Statements
38

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	4/30/21	4/30/20
Change in net assets
From operations
Net investment income (loss)	$170,421,338	$184,129,921
Net realized gain (loss)	152,366,442	60,379,928
Net unrealized gain (loss)	(10,177,929)	198,304,490
Change in net assets from operations	$312,609,851	$442,814,339
Total distributions to shareholders	$(224,169,923)	$(191,936,656)
Change in net assets from fund share transactions	$1,320,512,999	$836,084,294
Total change in net assets	$1,408,952,927	$1,086,961,977
Net assets
At beginning of period	6,848,375,506	5,761,413,529
At end of period	$8,257,328,433	$6,848,375,506
See Notes to Financial Statements
39

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.08	$10.62	$10.39	$10.67	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.30	$0.30	$0.25	$0.27
Net realized and unrealized gain (loss)	0.27	0.47	0.23	(0.27)	(0.10)
Total from investment operations	$0.51	$0.77	$0.53	$(0.02)	$0.17
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.30)	$(0.26)	$(0.29)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.32)	$(0.31)	$(0.30)	$(0.26)	$(0.29)
Net asset value, end of period (x)	$11.27	$11.08	$10.62	$10.39	$10.67
Total return (%) (r)(s)(t)(x)	4.55	7.30	5.22	(0.22)	1.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.82	0.88	0.90
Expenses after expense reductions (f)	0.62	0.67	0.69	0.74	0.74
Net investment income (loss)	2.07	2.69	2.89	2.36	2.49
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$2,969,273	$2,458,183	$1,967,507	$1,761,171	$1,706,798
See Notes to Financial Statements
40

Financial Highlights – continued
Class B	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.10	$10.64	$10.41	$10.68	$10.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.22	$0.22	$0.17	$0.19
Net realized and unrealized gain (loss)	0.27	0.47	0.23	(0.26)	(0.10)
Total from investment operations	$0.42	$0.69	$0.45	$(0.09)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.22)	$(0.18)	$(0.21)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.23)	$(0.22)	$(0.18)	$(0.21)
Net asset value, end of period (x)	$11.29	$11.10	$10.64	$10.41	$10.68
Total return (%) (r)(s)(t)(x)	3.77	6.50	4.43	(0.87)	0.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.54	1.58	1.63	1.64
Expenses after expense reductions (f)	1.37	1.42	1.44	1.49	1.49
Net investment income (loss)	1.35	1.97	2.13	1.61	1.75
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$6,865	$9,963	$13,727	$18,207	$24,514
See Notes to Financial Statements
41

Financial Highlights – continued
Class C	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.10	$10.64	$10.41	$10.68	$10.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.20	$0.21	$0.16	$0.18
Net realized and unrealized gain (loss)	0.26	0.48	0.23	(0.26)	(0.10)
Total from investment operations	$0.40	$0.68	$0.44	$(0.10)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.21)	$(0.17)	$(0.20)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.22)	$(0.21)	$(0.17)	$(0.20)
Net asset value, end of period (x)	$11.28	$11.10	$10.64	$10.41	$10.68
Total return (%) (r)(s)(t)(x)	3.57	6.40	4.33	(0.97)	0.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.55	1.57	1.63	1.64
Expenses after expense reductions (f)	1.47	1.52	1.54	1.59	1.59
Net investment income (loss)	1.25	1.85	2.03	1.51	1.65
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$77,610	$99,437	$89,735	$100,768	$134,650
See Notes to Financial Statements
42

Financial Highlights – continued
Class I	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.09	$10.62	$10.40	$10.67	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.31	$0.31	$0.27	$0.28
Net realized and unrealized gain (loss)	0.26	0.49	0.23	(0.26)	(0.09)
Total from investment operations	$0.51	$0.80	$0.54	$0.01	$0.19
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.32)	$(0.28)	$(0.31)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.33)	$(0.32)	$(0.28)	$(0.31)
Net asset value, end of period (x)	$11.27	$11.09	$10.62	$10.40	$10.67
Total return (%) (r)(s)(t)(x)	4.61	7.56	5.27	0.03	1.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.54	0.57	0.63	0.65
Expenses after expense reductions (f)	0.47	0.52	0.54	0.59	0.59
Net investment income (loss)	2.22	2.84	3.03	2.51	2.62
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$1,651,206	$1,513,495	$1,242,812	$1,180,741	$1,256,542
See Notes to Financial Statements
43

Financial Highlights – continued
Class R1	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.10	$10.64	$10.41	$10.68	$10.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.20	$0.21	$0.16	$0.18
Net realized and unrealized gain (loss)	0.26	0.48	0.23	(0.26)	(0.11)
Total from investment operations	$0.40	$0.68	$0.44	$(0.10)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.21)	$(0.17)	$(0.20)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.22)	$(0.22)	$(0.21)	$(0.17)	$(0.20)
Net asset value, end of period (x)	$11.28	$11.10	$10.64	$10.41	$10.68
Total return (%) (r)(s)(t)(x)	3.57	6.40	4.33	(0.97)	0.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.54	1.57	1.63	1.64
Expenses after expense reductions (f)	1.47	1.52	1.54	1.59	1.59
Net investment income (loss)	1.22	1.87	2.06	1.50	1.66
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$1,812	$1,656	$2,005	$1,293	$2,466
See Notes to Financial Statements
44

Financial Highlights – continued
Class R2	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.08	$10.62	$10.39	$10.66	$10.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.26	$0.26	$0.21	$0.23
Net realized and unrealized gain (loss)	0.27	0.47	0.24	(0.26)	(0.09)
Total from investment operations	$0.47	$0.73	$0.50	$(0.05)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.27)	$(0.27)	$(0.22)	$(0.26)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.27)	$(0.27)	$(0.22)	$(0.26)
Net asset value, end of period (x)	$11.27	$11.08	$10.62	$10.39	$10.66
Total return (%) (r)(s)(t)(x)	4.19	6.93	4.85	(0.48)	1.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.08	1.13	1.15
Expenses after expense reductions (f)	0.97	1.02	1.04	1.09	1.09
Net investment income (loss)	1.74	2.36	2.53	2.01	2.15
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$25,398	$27,083	$34,093	$44,339	$48,893
See Notes to Financial Statements
45

Financial Highlights – continued
Class R3	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.08	$10.62	$10.39	$10.67	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.29	$0.24	$0.26
Net realized and unrealized gain (loss)	0.26	0.47	0.23	(0.27)	(0.10)
Total from investment operations	$0.49	$0.76	$0.52	$(0.03)	$0.16
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.29)	$(0.25)	$(0.28)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.30)	$(0.29)	$(0.25)	$(0.28)
Net asset value, end of period (x)	$11.27	$11.08	$10.62	$10.39	$10.67
Total return (%) (r)(s)(t)(x)	4.44	7.20	5.11	(0.32)	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.83	0.88	0.90
Expenses after expense reductions (f)	0.72	0.77	0.79	0.84	0.84
Net investment income (loss)	1.98	2.60	2.78	2.25	2.40
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$57,652	$54,433	$49,418	$75,764	$90,449
See Notes to Financial Statements
46

Financial Highlights – continued
Class R4	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.09	$10.63	$10.40	$10.67	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.32	$0.27	$0.28
Net realized and unrealized gain (loss)	0.25	0.48	0.23	(0.26)	(0.09)
Total from investment operations	$0.51	$0.79	$0.55	$0.01	$0.19
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.32)	$(0.28)	$(0.31)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.33)	$(0.32)	$(0.28)	$(0.31)
Net asset value, end of period (x)	$11.27	$11.09	$10.63	$10.40	$10.67
Total return (%) (r)(s)(t)(x)	4.61	7.46	5.37	0.03	1.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.54	0.57	0.63	0.65
Expenses after expense reductions (f)	0.47	0.52	0.54	0.59	0.59
Net investment income (loss)	2.23	2.85	3.04	2.50	2.64
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$127,449	$131,629	$116,533	$103,144	$118,494
See Notes to Financial Statements
47

Financial Highlights – continued
Class R6	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.09	$10.62	$10.39	$10.67	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.33	$0.28	$0.30
Net realized and unrealized gain (loss)	0.26	0.49	0.23	(0.27)	(0.10)
Total from investment operations	$0.52	$0.81	$0.56	$0.01	$0.20
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.33)	$(0.29)	$(0.32)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.33)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$11.27	$11.09	$10.62	$10.39	$10.67
Total return (%) (r)(s)(t)(x)	4.71	7.67	5.49	0.04	1.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.43	0.45	0.47	0.52	0.53
Expenses after expense reductions (f)	0.37	0.42	0.44	0.48	0.48
Net investment income (loss)	2.31	2.95	3.14	2.61	2.76
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$3,320,149	$2,535,200	$2,232,386	$2,087,409	$1,422,342
See Notes to Financial Statements
48

Financial Highlights – continued
Class 529A	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.07	$10.61	$10.38	$10.65	$10.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.30	$0.25	$0.27
Net realized and unrealized gain (loss)	0.27	0.48	0.23	(0.26)	(0.10)
Total from investment operations	$0.50	$0.77	$0.53	$(0.01)	$0.17
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.30)	$(0.26)	$(0.29)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.31)	$(0.30)	$(0.26)	$(0.29)
Net asset value, end of period (x)	$11.26	$11.07	$10.61	$10.38	$10.65
Total return (%) (r)(s)(t)(x)	4.48	7.28	5.20	(0.15)	1.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.84	0.87	0.96	1.00
Expenses after expense reductions (f)	0.64	0.70	0.71	0.76	0.76
Net investment income (loss)	2.04	2.67	2.87	2.34	2.47
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$16,726	$13,259	$9,657	$8,816	$7,879
See Notes to Financial Statements
49

Financial Highlights – continued
Class 529B	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.13	$10.64	$10.41	$10.68	$10.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.21	$0.15	$0.17
Net realized and unrealized gain (loss)	0.25	0.48	0.23	(0.26)	(0.10)
Total from investment operations	$0.48	$0.70	$0.44	$(0.11)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.21)	$(0.16)	$(0.20)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.21)	$(0.21)	$(0.16)	$(0.20)
Net asset value, end of period (x)	$11.31	$11.13	$10.64	$10.41	$10.68
Total return (%) (r)(s)(t)(x)	4.29	6.63	4.28	(1.02)	0.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	1.36	1.62	1.71	1.74
Expenses after expense reductions (f)	0.77	1.34	1.59	1.64	1.64
Net investment income (loss)	1.97	2.04	1.98	1.45	1.60
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$93	$202	$243	$304	$297
See Notes to Financial Statements
50

Financial Highlights – continued
Class 529C	Year ended
	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17
Net asset value, beginning of period	$11.10	$10.64	$10.41	$10.68	$10.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.20	$0.21	$0.16	$0.17
Net realized and unrealized gain (loss)	0.26	0.47	0.23	(0.27)	(0.09)
Total from investment operations	$0.40	$0.67	$0.44	$(0.11)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.21)	$(0.16)	$(0.20)
From net realized gain	(0.04)	—	—	—	—
Total distributions declared to shareholders	$(0.21)	$(0.21)	$(0.21)	$(0.16)	$(0.20)
Net asset value, end of period (x)	$11.29	$11.10	$10.64	$10.41	$10.68
Total return (%) (r)(s)(t)(x)	3.61	6.34	4.28	(1.02)	0.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.60	1.62	1.71	1.75
Expenses after expense reductions (f)	1.51	1.56	1.59	1.64	1.64
Net investment income (loss)	1.20	1.81	1.99	1.45	1.59
Portfolio turnover	188	144	60	27	40
Net assets at end of period (000 omitted)	$3,096	$3,837	$3,298	$3,210	$3,843

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
51

Notes to Financial Statements
(1) Business and Organization
MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on
52

Notes to Financial Statements  - continued
their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires
53

Notes to Financial Statements  - continued
judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of April 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,020,480,429	$—	$1,020,480,429
Non - U.S. Sovereign Debt	—	63,824,145	—	63,824,145
Municipal Bonds	—	145,328,710	—	145,328,710
U.S. Corporate Bonds	—	2,709,446,614	—	2,709,446,614
Residential Mortgage-Backed Securities	—	1,667,332,278	—	1,667,332,278
Commercial Mortgage-Backed Securities	—	874,337,967	—	874,337,967
Asset-Backed Securities (including CDOs)	—	777,550,348	—	777,550,348
Foreign Bonds	—	925,764,457	—	925,764,457
Mutual Funds	1,059,797,223	—	—	1,059,797,223
Total	$1,059,797,223	$8,184,064,948	$—	$9,243,862,171
Other Financial Instruments
Futures Contracts – Assets	$8,596,323	$—	$—	$8,596,323
Futures Contracts – Liabilities	(1,646,969)	—	—	(1,646,969)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate
54

Notes to Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$8,596,323	$(1,646,969)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(11,870,296)	$ —	$ —
Foreign Exchange	—	—	(630,882)
Credit	—	4,526,985	—
Total	$(11,870,296)	$4,526,985	$(630,882)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$18,861,477	$ —
Credit	—	13,949,151
Total	$18,861,477	$13,949,151
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk
55

Notes to Financial Statements  - continued
whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
56

Notes to Financial Statements  - continued
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are
57

Notes to Financial Statements  - continued
amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
58

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at
59

Notes to Financial Statements  - continued
a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order
60

Notes to Financial Statements  - continued
to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 4/30/21	Year ended 4/30/20
Ordinary income (including any short-term capital gains)	$213,952,513	$191,936,656
Long-term capital gains	10,217,410	—
Total distributions	$224,169,923	$191,936,656
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 4/30/21
Cost of investments	$9,039,983,789
Gross appreciation	268,176,860
Gross depreciation	(57,349,124)
Net unrealized appreciation (depreciation)	$ 210,827,736
Undistributed ordinary income	27,205,232
Undistributed long-term capital gain	64,074,716
Other temporary differences	(14,736,789)
Total distributable earnings (loss)	$ 287,370,895
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and
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Notes to Financial Statements  - continued
Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 4/30/21	Year ended 4/30/20
Class A	$77,123,192	$63,362,687
Class B	171,769	260,366
Class C	1,771,411	1,874,543
Class I	49,854,999	44,942,223
Class R1	34,383	39,322
Class R2	654,596	793,742
Class R3	1,512,690	1,443,872
Class R4	3,921,130	3,830,364
Class R6	88,629,928	75,000,583
Class 529A	422,431	313,476
Class 529B	3,775	4,392
Class 529C	69,619	71,086
Total	$224,169,923	$191,936,656
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%
Effective August 1, 2020, the investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually up to $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. For the period from August 1, 2020 through April 30, 2021, this management fee reduction amounted to $1,866,977, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2021, this management fee reduction amounted to $882,309, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.36% of the fund's average daily net assets.
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Notes to Financial Statements  - continued
For the period from May 1, 2020 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.68%	1.43%	1.53%	0.53%	1.53%	1.03%	0.78%	0.53%	0.42%	0.73%	1.58%	1.58%
This written agreement terminated on July 31, 2020. For the period from May 1, 2020 through July 31, 2020, this reduction amounted to $52,593, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.60%	1.35%	1.45%	0.45%	1.45%	0.95%	0.70%	0.45%	0.36%	0.65%	1.50%	1.50%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. For the period from August 1, 2020 through April 30, 2021, this reduction amounted to $1,520,146, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $216,991 and $2,228 for the year ended April 30, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$ 6,990,245
Class B	0.75%	0.25%	1.00%	0.90%	84,713
Class C	0.75%	0.25%	1.00%	1.00%	916,459
Class R1	0.75%	0.25%	1.00%	1.00%	17,971
Class R2	0.25%	0.25%	0.50%	0.50%	135,339
Class R3	—	0.25%	0.25%	0.25%	142,314
Class 529A	—	0.25%	0.25%	0.13%	39,256
Class 529B	0.75%	0.25%	1.00%	0.25%	354
Class 529C	0.75%	0.25%	1.00%	1.00%	36,767
Total Distribution and Service Fees					$8,363,418
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2021 based on each class's average daily net assets. 0.10% of the Class A, Class B, and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2021, this waiver amounted to $2,796,064, $8,461, and $15,702 for Class A, Class B, and Class 529A, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2021. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended April 30, 2021, this rebate amounted to $57, $19, $3,493, $2, and $151 for Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended April 30, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2021, were as follows:
Amount
Class A	$88,286
Class B	6,602
Class C	12,176
Class 529B	—
Class 529C	291
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Notes to Financial Statements  - continued
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2021, were as follows:
Fee
Class 529A	$7,851
Class 529B	71
Class 529C	1,836
Total Program Manager Fees	$9,758
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended April 30, 2021, the fee was $237,302, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,578,241.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2021 was equivalent to an annual effective rate of 0.0072% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to
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Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $110,842, respectively.
(4) Portfolio Securities
For the year ended April 30, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$13,192,280,494	$12,633,313,788
Non-U.S. Government securities	2,319,078,439	1,814,428,520
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 4/30/21		Year ended 4/30/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	82,937,534	$949,578,660	88,898,349	$976,453,472
Class B	80,085	918,073	169,124	1,855,786
Class C	1,676,635	19,184,676	3,105,889	34,157,049
Class I	61,888,669	709,170,906	79,471,285	872,510,827
Class R1	34,460	396,063	61,318	669,976
Class R2	642,772	7,359,822	571,423	6,237,624
Class R3	1,522,838	17,454,838	1,946,555	21,389,074
Class R4	3,687,457	42,201,860	3,845,711	42,213,343
Class R6	86,811,223	993,919,584	57,729,552	631,122,107
Class 529A	537,959	6,151,129	459,789	5,053,881
Class 529B	—	—	2,155	23,493
Class 529C	97,250	1,117,414	113,923	1,246,301
	239,916,882	$2,747,453,025	236,375,073	$2,592,932,933
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Notes to Financial Statements  - continued
	Year ended 4/30/21		Year ended 4/30/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	5,982,500	$68,554,139	5,031,828	$55,412,685
Class B	12,970	148,976	20,963	230,872
Class C	140,775	1,617,207	146,008	1,608,992
Class I	3,157,297	36,203,840	2,776,598	30,604,133
Class R1	2,992	34,383	3,562	39,238
Class R2	56,582	648,578	70,377	774,077
Class R3	131,874	1,511,276	131,123	1,443,435
Class R4	298,747	3,425,300	306,086	3,371,104
Class R6	7,518,716	86,157,178	6,733,690	74,162,357
Class 529A	36,612	419,233	28,468	313,105
Class 529B	324	3,775	394	4,343
Class 529C	6,003	68,992	6,423	70,803
	17,345,392	$198,792,877	15,255,520	$168,035,144
Shares reacquired
Class A	(47,172,798)	$(538,909,871)	(57,389,604)	$(627,129,795)
Class B	(382,093)	(4,359,148)	(583,113)	(6,368,070)
Class C	(3,897,990)	(44,753,557)	(2,729,543)	(29,815,117)
Class I	(55,045,837)	(629,007,971)	(62,706,252)	(685,799,131)
Class R1	(26,094)	(299,016)	(104,214)	(1,144,131)
Class R2	(888,740)	(10,176,355)	(1,408,350)	(15,388,450)
Class R3	(1,449,033)	(16,595,062)	(1,819,437)	(19,952,657)
Class R4	(4,550,776)	(52,042,867)	(3,248,573)	(35,118,243)
Class R6	(28,407,923)	(324,192,862)	(45,919,677)	(500,957,636)
Class 529A	(286,525)	(3,267,427)	(200,903)	(2,206,945)
Class 529B	(10,186)	(116,182)	(7,250)	(79,192)
Class 529C	(174,565)	(2,012,585)	(84,780)	(924,416)
	(142,292,560)	$(1,625,732,903)	(176,201,696)	$(1,924,883,783)
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Notes to Financial Statements  - continued
	Year ended 4/30/21		Year ended 4/30/20
	Shares	Amount	Shares	Amount
Net change
Class A	41,747,236	$479,222,928	36,540,573	$404,736,362
Class B	(289,038)	(3,292,099)	(393,026)	(4,281,412)
Class C	(2,080,580)	(23,951,674)	522,354	5,950,924
Class I	10,000,129	116,366,775	19,541,631	217,315,829
Class R1	11,358	131,430	(39,334)	(434,917)
Class R2	(189,386)	(2,167,955)	(766,550)	(8,376,749)
Class R3	205,679	2,371,052	258,241	2,879,852
Class R4	(564,572)	(6,415,707)	903,224	10,466,204
Class R6	65,922,016	755,883,900	18,543,565	204,326,828
Class 529A	288,046	3,302,935	287,354	3,160,041
Class 529B	(9,862)	(112,407)	(4,701)	(51,356)
Class 529C	(71,312)	(826,179)	35,566	392,688
	114,969,714	$1,320,512,999	75,428,897	$836,084,294
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 Fund were the owners of record of approximately 7%, 7%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
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Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2021, the fund’s commitment fee and interest expense were $35,970 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$95,537,022	$3,330,146,816	$2,365,831,558	$(62,538)	$7,481	$1,059,797,223

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$653,233	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
69

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
70

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
71

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of June 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
72

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
73

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
74

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
75

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Alexander Mackey Joshua Marston Robert Persons
76

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
77

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $12,823,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
78

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
79

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
80

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2021 and 2020, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Corporate Bond Fund	68,083	67,154
MFS Limited Maturity Fund	59,086	58,281
MFS Municipal Limited Maturity Fund	49,309	48,639
MFS Total Return Bond Fund	71,601	70,623

Total	248,079	244,697

For the fiscal years ended April 30, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	7,934	7,430	0	0
To MFS Limited Maturity Fund	0	0	7,830	7,327	0	0
To MFS Municipal Limited Maturity Fund	0	0	7,207	6,713	0	0
To MFS Total Return Bond Fund	0	0	7,830	7,327	0	0
Total fees billed by Deloitte To above Funds:	0	0	30,801	28,797	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	557,074	361,220
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	556,970	361,117
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	556,347	360,503
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	556,970	361,117

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: June 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President
(Principal Executive Officer)

Date: June 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer
(Principal Financial Officer and Accounting Officer)

Date: June 15, 2021

*	Print name and title of each signing officer under his or her signature.